UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

Morgan Stanley Universal Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Sara Furber 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1 - Report to Shareholders

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Core Plus Fixed Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Examples (unaudited)

Core Plus Fixed Income Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,023.50	$1,021.73	$3.52	$3.52	0.69%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,022.50	1,020.47	4.79	4.79	0.94

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio (the "Portfolio") seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, and mortgage securities.

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 7.14%, net of fees, for Class I shares and 6.86%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against its benchmark, the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 6.54%.

Factors Affecting Performance

•  Over the course of 2010, 2-, 5-, 10-, and 30-year Treasury yields declined by 55, 68, 55, and 29 basis points, respectively. The market anticipated that the Federal Reserve (the Fed) would start to raise short term rates in 2010, but the uneven economic performance of the U.S. economy led the Fed to leave its target federal funds rate unchanged for the second consecutive year.

•  The Federal Reserve Bank initiated a new asset purchase program in November of 2010 and intends to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011, with the result that total Fed purchases over the next six months will amount to between $850 billion and $900 billion, effectively doubling the Fed's holdings of Treasuries. The aim of this new round of quantitative easing (QE2) is to boost the economy by supporting credit markets. The hope is that purchases of Treasury securities in large quantities will keep longer-term interest rates from prematurely rising as they did in early 2010. Secondly, QE2 is expected to have implications for portfolio rebalancing, as investors replace Treasuries with more credit-sensitive instruments in their portfolio.

•  Investment-grade credit bonds rallied, with overall credit spreads versus Treasuries ending the year 14 basis points tighter. The financials sector led performance for the year, despite experiencing significant spread widening in the second quarter amid concerns about the indebtedness of some peripheral European countries, regulatory reforms in the U.S. financial sector and the Gulf oil spill.

•  The housing market remained weak in 2010 and foreclosure rates continued to climb. The government's Home Affordability Modification Program (HAMP) and other private programs designed to keep distressed mortgages from being sold in the market at distressed prices and to help homeowners keep their homes have not been as successful as expected. Furthermore, although calls for a nationwide moratorium on foreclosures were rejected, in October several large banks halted repossessions while they internally reviewed allegations of improper loan filings. Banks will therefore have to hold foreclosed homes longer and the supply of homes for sale may be reduced, as foreclosures represent 30% of existing home sales. With the 30-year fixed mortgage rate reaching a historic low during the fourth quarter of 2010, refinancing activity picked up slightly despite tighter underwriting standards. Against this backdrop, the mortgage sector performed well, with higher coupon and long maturity (30-year) issues outperforming for the 12-month period.

•  The tone of economic data improved to some extent toward the end of 2010. Better-than-expected retail sales numbers, jobs reports, and a tax compromise that was more stimulative than expected resulted in a shift to riskier assets in December. However, fixed investment as a share of GDP continued to fall throughout 2010 and has now reached its lowest level in 60 years, which may largely explain why unemployment is at historic highs. In our view, a self-sustaining economic recovery will be predicated on businesses deciding to increase investment.

•  The Portfolio's allocation to investment-grade credit was the main driver of outperformance. Within the corporate sector, the Portfolio's positioning in financials was most beneficial to relative performance.

•  An allocation to non-agency mortgage securities, which are not represented in the Index, also contributed to outperformance.

•  With regard to the Portfolio's yield curve positioning, we employed tactical strategies involving interest rates swaps that were designed to take advantage of anomalies across the swap curve. For example, we positioned the Portfolio to benefit from a flattening between the short and intermediate points of the yield curve. Another trade involved receiving fixed rates on five-year swaps on a five-year forward basis while paying fixed rates on longer-dated swaps. Overall, interest-rate trades did not have a significant impact on performance.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Core Plus Fixed Income Portfolio

•  An overweight to Build America Bonds detracted slightly from relative performance as the sector underperformed other taxable sectors.

Management Strategies

•  Throughout the year, the Portfolio was positioned with an overweight to investment-grade credit. We have a favorable view of the corporate debt sector and therefore, continue to maintain an overweight to this sector.

•  Within the agency mortgage-backed security sector, we moved the Portfolio from a neutral weighting relative to the Index to an underweight during the fourth quarter of 2010 as mortgage sector spreads began to appear expensive by our measures.

•  The Portfolio held positions in high yield securities and non-agency mortgage securities during the reporting period, which are segments not represented in the Index. We believe that riskier assets are likely to continue to outperform and therefore, we have retained these non-Index allocations in the Portfolio.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	7.14%	2.91%	4.42%	5.07%
Barclays Capital U.S. Aggregate Index	6.54	5.80	5.84	6.25
Portfolio – Class II(4)	6.86	2.66	—	3.06
Barclays Capital U.S. Aggregate Index	6.54	5.80	—	4.89

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Barclays Capital U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds ncluding U.S. Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	22.0%
Other**	18.0
Finance	16.0
U.S. Treasury Securities	14.8
Industrials	13.8
Short-Term Investments	9.2
Mortgages – Other	6.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

**  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (98.3%)
Agency Adjustable Rate Mortgages (1.4%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.51%, 5/1/37	$940		$996
6.06%, 2/1/37	259		274
Federal National Mortgage Association, Conventional Pools:
2.55%, 5/1/35	906		947
5.74%, 3/1/38	222		236
Government National Mortgage Association, Various Pools:
2.63%, 9/20/27	7		7
3.13%, 12/20/25	17		17
3.38%, 1/20/25 - 6/20/25	349		361
			2,838
Agency Fixed Rate Mortgages (23.8%)
Federal Home Loan Mortgage Corp., Gold Pools:
5.00%, 1/1/37	3,615		3,810
5.50%, 5/1/38	2,856		3,047
6.00%, 8/1/37 - 8/1/38	788		854
6.50%, 9/1/32 - 9/1/36	1,756		1,961
7.50%, 6/1/20 - 5/1/35	220		252
8.00%, 8/1/32	96		112
8.50%, 8/1/31	119		142
Federal National Mortgage Association, Conventional Pools:
5.00%, 3/1/37 - 7/1/40	3,610		3,821
5.50%, 5/1/37 - 2/1/38	3,933		4,232
6.00%, 7/1/37 - 12/1/38	6,001		6,531
6.50%, 11/1/27 - 10/1/38	179		202
7.00%, 6/1/29 - 11/1/32	91		104
7.50%, 8/1/37	305		351
8.00%, 4/1/33	231		267
8.50%, 10/1/32	210		244
9.50%, 4/1/30	70		84
13.00%, 10/1/15	—	@	—	@
January TBA:
4.50%, 01/25/41 (a)	8,015		8,229
5.00%, 01/25/41 (a)	975		1,025
Government National Mortgage Association, February TBA:
4.00%, 02/25/41 (a)	7,550		7,575
Various Pools:
4.50%, 4/15/39 - 5/15/40	5,065		5,266
9.00%, 1/15/25	7		8
9.50%, 10/15/16	6		6
			48,123
Asset-Backed Securities (3.0%)
Ally Master Owner Trust,
2.88%, 4/15/15 (b)	600		615
3.47%, 4/15/15 (b)	225		230

	Face Amount (000)	Value (000)
ARI Fleet Lease Trust
1.71%, 8/15/18 (b)(c)	$258	$260
Brazos Higher Education Authority
1.20%, 5/25/29 (c)	450	449
Brazos Student Finance Corp.
1.20%, 6/25/35 (c)	182	182
Chesapeake Funding LLC
2.26%, 12/15/20 (b)(c)	349	352
Ford Credit Floorplan Master Owner Trust
1.96%, 2/15/17 (b)(c)	875	902
GE Dealer Floorplan Master Note Trust
1.81%, 10/20/14 (b)(c)	500	507
Missouri Higher Education Loan Authority
1.13%, 8/27/29 (c)	306	306
Santander Drive Auto Receivables Trust
3.06%, 11/15/17	525	522
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	892	884
Westlake Automobile Receivables Trust
5.00%, 5/15/15 (b)	775	778
		5,987
Collateralized Mortgage Obligations — Agency Collateral Series (2.2%)
Federal Home Loan Mortgage Corp., IO REMIC
5.88%, 7/15/37 (c)	1,967	284
6.24%, 10/15/40 (c)	3,089	455
IO STRIPS
7.50%, 12/1/29	16	4
8.00%, 1/1/28 - 6/1/31	34	10
Federal National Mortgage Association, IO
6.13%, 9/25/20 (c)	2,795	611
IO REMIC
5.00%, 8/25/37	1,444	149
5.74%, 12/25/40	6,734	1,013
6.00%, 5/25/33 - 7/25/33	1,779	373
6.29%, 11/25/40 (c)	1,296	206
6.44%, 2/25/24 (c)	1,985	228
IO STRIPS
8.00%, 4/1/24 - 6/1/30	117	29
9.00%, 11/1/26	5	1
REMIC
7.00%, 9/25/32	187	212
Government National Mortgage Association, IO REMIC
0.85%, 8/20/58 (c)	8,500	283
IO STRIPS
5.79%, 9/20/40 (c)	4,169	673
		4,531
Commercial Mortgage Backed Securities (3.5%)
Banc of America Commercial Mortgage, Inc. 5.74%, 2/10/51 (c)	1,800	1,920
Citigroup Commercial Mortgage Trust (See Note H), 5.43%, 10/15/49	950	1,016
5.73%, 3/15/49 (c)	1,175	1,273

The accompanying notes are an integral part of the financial statements.
4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage Backed Securities (cont'd)
Commercial Mortgage Pass Through Certificates 5.81%, 12/10/49 (c)	$800	$862
Greenwich Capital Commercial Funding Corp. 5.44%, 3/10/39	1,085	1,145
LB-UBS Commercial Mortgage Trust 5.16%, 2/15/31	755	808
		7,024
Corporate Bonds (35.8%)
Finance (17.3%)
Abbey National Treasury Services PLC 3.88%, 11/10/14 (b)	330	327
Aegon N.V. 4.63%, 12/1/15	425	438
AIG SunAmerica Global Financing VI 6.30%, 5/10/11 (b)	835	852
American Express Credit Corp. 7.30%, 8/20/13	520	586
Bank of America Corp. 5.63%, 7/1/20	320	327
Barclays Bank PLC 6.75%, 5/22/19	535	605
Bear Stearns Cos. LLC (The) 7.25%, 2/1/18	320	380
BioMed Realty LP 6.13%, 4/15/20 (b)	215	227
Brookfield Asset Management, Inc. 5.80%, 4/25/17	300	307
Capital One Bank, USA NA 8.80%, 7/15/19	425	524
Citigroup, Inc. (See Note H) 8.50%, 5/22/19	1,465	1,822
Credit Agricole SA 3.50%, 4/13/15 (b)	775	781
Credit Suisse AG 5.40%, 1/14/20	875	895
Credit Suisse, New York 6.00%, 2/15/18	145	156
Digital Reality Trust LP 4.50%, 7/15/15 (b)	605	609
Discover Bank/Greenwood 7.00%, 4/15/20	620	668
Duke Realty LP 6.75%, 3/15/20 (d)	400	435
Farmers Exchange Capital 7.05%, 7/15/28 (b)	605	586
Farmers Insurance Exchange 8.63%, 5/1/24 (b)	250	274
General Electric Capital Corp., 5.63%, 5/1/18 (d)	920	1,005
6.00%, 8/7/19	825	919
Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	1,320	1,456
7.50%, 2/15/19	250	292
Hartford Financial Services Group, Inc. 5.50%, 3/30/20	305	310

	Face Amount (000)	Value (000)
HBOS PLC 6.75%, 5/21/18 (b)	$790	$741
Health Care REIT, Inc. 6.13%, 4/15/20	325	343
Healthcare Realty Trust, Inc. 5.75%, 1/15/21	325	326
HSBC Bank PLC 3.50%, 6/28/15 (b)	445	457
HSBC Bank USA NA 4.88%, 8/24/20	300	299
ING Bank NV 3.00%, 9/1/15 (b)	320	312
Intesa Sanpaolo SpA 3.63%, 8/12/15 (b)	435	421
JPMorgan Chase & Co., 3.40%, 6/24/15	155	158
4.95%, 3/25/20	125	129
6.00%, 1/15/18	540	604
6.30%, 4/23/19	115	131
KeyCorp 6.50%, 5/14/13 (d)	520	565
Lloyds TSB Bank PLC 5.80%, 1/13/20 (b)	120	119
Macquarie Group Ltd. 6.00%, 1/14/20 (b)(d)	640	644
Merrill Lynch & Co., Inc. 6.88%, 4/25/18	1,360	1,490
MetLife, Inc. 7.72%, 2/15/19 (d)	245	301
NASDAQ OMX Group, Inc. (The) 5.55%, 1/15/20	430	435
National Australia Bank Ltd. 2.75%, 9/28/15 (b)	300	296
Nationwide Building Society 6.25%, 2/25/20 (b)	900	939
Pacific LifeCorp 6.00%, 2/10/20 (b)	325	342
Platinum Underwriters Finance, Inc. 7.50%, 6/1/17	305	318
PNC Funding Corp. 6.70%, 6/10/19	340	392
Principal Financial Group, Inc. 8.88%, 5/15/19	235	296
Prudential Financial, Inc., 4.75%, 9/17/15	430	455
6.63%, 12/1/37	130	145
7.38%, 6/15/19	150	177
Regions Financial Corp. 5.75%, 6/15/15	265	260
Reinsurance Group of America, Inc. 6.45%, 11/15/19	310	328
Royal Bank of Scotland PLC (The) 4.88%, 3/16/15	770	788
Santander US Debt SA Unipersonal 3.72%, 1/20/15 (b)(d)	500	474
SLM Corp. 5.00%, 10/1/13	330	331
Societe Generale 3.10%, 9/14/15 (b)	315	308

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Finance (cont'd)
Standard Chartered Bank 6.40%, 9/26/17 (b)	$305	$327
Standard Chartered PLC 3.85%, 4/27/15 (b)(d)	315	325
Svenska Handelsbanken AB 5.13%, 3/30/20 (b)(d)	425	443
TD Ameritrade Holding Corp. 5.60%, 12/1/19	560	587
UnitedHealth Group, Inc. 6.63%, 11/15/37	545	613
US Central Federal Credit Union, (U.S. Government Guaranteed) 1.90%, 10/19/12	2,190	2,237
Vornado Realty LP 4.25%, 4/1/15	90	91
WellPoint, Inc. 6.38%, 6/15/37	805	882
Wells Fargo & Co. 5.63%, 12/11/17	830	920
Westpac Banking Corp. 3.00%, 8/4/15 (d)	415	418
		34,948
Industrials (14.9%)
Agilent Technologies, Inc. 5.50%, 9/14/15	120	130
Albemarle Corp. 4.50%, 12/15/20	325	321
Altria Group, Inc., 4.13%, 9/11/15 (d)	335	351
9.25%, 8/6/19	175	229
Anadarko Petroleum Corp. 6.95%, 6/15/19	235	264
Anglo American Capital PLC 9.38%, 4/8/19 (b)	455	613
Anheuser-Busch InBev Worldwide, Inc., 4.13%, 1/15/15	30	32
5.38%, 11/15/14 (b)	80	88
7.20%, 1/15/14 (b)	285	326
ArcelorMittal 9.85%, 6/1/19 (d)	255	323
AT&T, Inc., 5.35%, 9/1/40 (b)	145	137
6.15%, 9/15/34	415	430
6.30%, 1/15/38	170	180
AutoNation, Inc. 6.75%, 4/15/18 (d)	185	192
BAT International Finance PLC 9.50%, 11/15/18 (b)	330	435
Bombardier, Inc., 7.50%, 3/15/18 (b)	115	124
7.75%, 3/15/20 (b)	220	238
Bunge Ltd. Finance Corp. 8.50%, 6/15/19	220	258
CBS Corp. 8.88%, 5/15/19	195	246

	Face Amount (000)	Value (000)
Comcast Corp., 5.15%, 3/1/20 (d)	$255	$268
5.70%, 5/15/18	120	132
ConAgra Foods, Inc. 8.25%, 9/15/30	360	450
Constellation Brands, Inc. 7.25%, 9/1/16	140	149
Cooper US, Inc. 5.25%, 11/15/12 (d)	290	312
Corning, Inc., 6.63%, 5/15/19	150	173
7.25%, 8/15/36	245	280
COX Communications, Inc. 8.38%, 3/1/39 (b)	45	59
CRH America, Inc. 6.00%, 9/30/16	325	347
CSC Holdings LLC 7.63%, 7/15/18 (d)	150	164
CVS Pass-Through Trust, 6.04%, 12/10/28	338	347
8.35%, 7/10/31 (b)	390	466
Daimler Finance North America LLC 7.30%, 1/15/12	190	202
Darden Restaurants, Inc. 6.20%, 10/15/17	590	652
Delhaize Group SA 5.70%, 10/1/40 (b)	366	350
Deutsche Telekom International Finance BV 8.75%, 6/15/30	165	222
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.88%, 10/1/19	160	174
7.63%, 5/15/16	150	166
DISH DBS Corp. 7.13%, 2/1/16	220	228
Expedia, Inc. 5.95%, 8/15/20	300	303
Freeport-McMoRan Copper & Gold, Inc. 8.38%, 4/1/17	130	144
Frontier Communications Corp. 8.50%, 4/15/20	370	406
Gaz Capital SA for Gazprom 6.51%, 3/7/22 (b)(d)	165	169
Genzyme Corp. 3.63%, 6/15/15	300	308
Grupo Bimbo SAB de CV 4.88%, 6/30/20 (b)	300	303
Harley-Davidson Funding Corp. 6.80%, 6/15/18 (b)	380	401
HCA, Inc. 8.50%, 4/15/19	225	247
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19 (b)	180	187
Home Depot, Inc. 5.88%, 12/16/36	435	454
Hyatt Hotels Corp. 6.88%, 8/15/19 (b)	220	241

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Industrials (cont'd)
Ingram Micro, Inc. 5.25%, 9/1/17	$250	$253
International Paper Co., 7.30%, 11/15/39	280	320
7.95%, 6/15/18	300	358
JC Penney Co., Inc. 5.65%, 6/1/20	120	116
JC Penney Corp., Inc. 6.38%, 10/15/36	251	230
KLA-Tencor Corp. 6.90%, 5/1/18	400	441
Kraft Foods, Inc., 5.38%, 2/10/20	425	458
7.00%, 8/11/37	115	135
Laboratory Corp. of America Holdings 3.13%, 5/15/16	155	153
Lafarge SA 5.50%, 7/9/15 (b)	295	307
Life Technologies Corp. 6.00%, 3/1/20	300	322
MGM Resorts International 13.00%, 11/15/13	435	517
Mosaic Co. (The) 7.63%, 12/1/16 (b)	580	624
NBC Universal, Inc. 5.15%, 4/30/20 (b)	360	374
News America, Inc. 7.85%, 3/1/39	460	575
Nissan Motor Acceptance Corp. 4.50%, 1/30/15 (b)	185	192
Omnicom Group, Inc. 4.45%, 8/15/20	310	304
Petrobras International Finance Co. 5.75%, 1/20/20	405	422
Pioneer Natural Resources Co. 6.65%, 3/15/17	150	160
QEP Resources, Inc. 6.88%, 3/1/21	200	211
Quest Diagnostics, Inc. 6.95%, 7/1/37	560	596
QVC, Inc. 7.13%, 4/15/17 (b)	365	384
Qwest Corp., 6.50%, 6/1/17	210	229
6.88%, 9/15/33	495	489
Rio Tinto Finance USA Ltd. 9.00%, 5/1/19	300	404
Ryder System, Inc. 7.20%, 9/1/15	165	189
Sable International Finance Ltd. 7.75%, 2/15/17 (b)	480	510
SAIC, Inc. 5.95%, 12/1/40 (b)	250	254
SBA Telecommunications, Inc. 8.25%, 8/15/19	255	280

	Face Amount (000)	Value (000)
Southern Copper Corp., 5.38%, 4/16/20	$110	$112
6.75%, 4/16/40	160	166
Systems 2001 Asset Trust LLC 6.66%, 9/15/13 (b)	366	401
Teck Resources Ltd. 10.25%, 5/15/16	355	440
Telecom Italia Capital SA, 7.00%, 6/4/18	335	355
7.18%, 6/18/19	20	21
Telefonica Europe BV 8.25%, 9/15/30 (d)	420	489
Time Warner Cable, Inc., 6.75%, 6/15/39	100	111
8.75%, 2/14/19 (d)	170	217
Time Warner, Inc., 4.70%, 1/15/21	290	296
4.88%, 3/15/20 (d)	100	104
5.88%, 11/15/16	95	107
7.70%, 5/1/32	15	18
Vale Overseas Ltd., 5.63%, 9/15/19	250	268
6.88%, 11/10/39	45	50
Verizon Communications, Inc., 6.35%, 4/1/19	235	272
8.95%, 3/1/39	405	579
Viacom, Inc. 6.88%, 4/30/36	275	317
Vivendi SA 6.63%, 4/4/18 (b)	240	268
Warner Chilcott Co. LLC 7.75%, 9/15/18 (b)	325	330
Weatherford International Ltd. 9.63%, 3/1/19 (d)	450	578
Woolworths Ltd. 4.00%, 9/22/20 (b)	335	325
WPP Finance UK 8.00%, 9/15/14	270	311
Wynn Las Vegas Corp. 7.75%, 8/15/20 (d)	520	565
Xerox Corp., 5.63%, 12/15/19	100	107
6.35%, 5/15/18 (d)	95	107
Yum! Brands, Inc. 3.88%, 11/1/20 (d)	260	249
		30,191
Utilities (3.6%)
CenterPoint Energy Resources Corp. 6.25%, 2/1/37	185	194
CMS Energy Corp. 6.25%, 2/1/20	635	651
EDF SA 4.60%, 1/27/20 (b)	210	218
Enel Finance International SA 5.13%, 10/7/19 (b)(d)	675	670
Energy Transfer Partners LP 9.00%, 4/15/19	350	439

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Utilities (cont'd)
Enterprise Products Operating LLC, 5.25%, 1/31/20 (d)	$110	$115
Series N 6.50%, 1/31/19	370	421
EQT Corp. 8.13%, 6/1/19	175	204
Exelon Generation Co. LLC 6.25%, 10/1/39	850	858
FirstEnergy Solutions Corp. 6.05%, 8/15/21	525	540
Iberdrola Finance Ireland Ltd. 5.00%, 9/11/19 (b)	450	432
Kinder Morgan Finance Co. ULC 5.70%, 1/5/16	570	580
Nisource Finance Corp., 6.13%, 3/1/22	200	216
6.80%, 1/15/19	395	458
NRG Energy, Inc. 8.50%, 6/15/19 (d)	245	254
Plains All American Pipeline LP/PAA Finance Corp., 6.70%, 5/15/36	310	325
8.75%, 5/1/19	185	230
PPL Energy Supply LLC 6.30%, 7/15/13	390	430
		7,235
		72,374
Mortgages — Other (6.8%)
Banc of America Alternative Loan Trust, 5.25%, 1/25/21	1,159	1,128
6.00%, 4/25/36	1,066	1,029
Countrywide Home Loan Mortgage Pass Through Trust 6.00%, 8/25/37	1,325	1,126
FDIC Structured Sale Guaranteed Notes 0.81%, 2/25/48 (b)(c)	781	783
First Horizon Alternative Mortgage Securities, 5.00%, 11/25/20	630	649
6.25%, 8/25/36	577	452
GMAC Mortgage Corp. Loan Trust, 4.25%, 7/25/40 (b)	942	952
5.75%, 4/25/36	331	316
GS Mortgage Securities Corp. 7.50%, 9/25/36 (b)(c)	696	616
GSR Mortgage Loan Trust, 5.75%, 1/25/37	800	728
6.00%, 2/25/36	525	491
JP Morgan Mortgage Trust, 5.22%, 11/25/35 (c)	540	484
6.00%, 6/25/37	551	503
Lehman Mortgage Trust 5.50%, 2/25/36	675	619
Mastr Adjustable Rate Mortgages Trust 1.27%, 4/25/46 (c)	680	23

	Face Amount (000)	Value (000)
Mastr Alternative Loans Trust 6.50%, 3/25/35	$1,041	$997
NCUA Guaranteed Notes 0.72%, 10/7/20 (c)	898	897
Residential Accredit Loans, Inc. 0.76%, 3/25/35 (c)	681	525
Structured Adjustable Rate Mortgage Loan Trust 2.63%, 1/25/35 (c)	572	461
WaMu Mortgage Pass Through Certificates 2.77%, 9/25/35 (c)	375	303
Wells Fargo Mortgage Backed Securities Trust 3.29%, 4/25/36 (c)	681	596
		13,678
Municipal Bonds (1.2%)
Chicago Illinois Transit Authority 6.20%, 12/1/40	255	235
City of Chicago, IL 6.40%, 1/1/40	100	98
City of New York, NY 5.97%, 3/1/36	215	215
Illinois State Toll Highway Authority 6.18%, 1/1/34	630	622
Municipal Electric Authority of Georgia, 6.64%, 4/1/57	220	217
6.66%, 4/1/57	415	404
New York City Transitional Finance Authority 5.27%, 5/1/27	210	202
State of California, General Obligation Bonds 5.95%, 4/1/16	485	514
		2,507
Sovereign (1.1%)
Bermuda Government International Bond 5.60%, 7/20/20 (b)(d)	300	313
Export — Import Bank of Korea 4.13%, 9/9/15	165	168
Federative Republic of Brazil 6.00%, 1/17/17	560	636
Ireland Government Bond 5.40%, 3/13/25	505	483
Korea Development Bank 4.38%, 8/10/15 (d)	335	345
State of Qatar 4.00%, 1/20/15 (b)	275	286
		2,231
U.S. Agency Securities (3.5%)
Federal Home Loan Mortgage Corp., 4.88%, 6/13/18 (d)	2,500	2,800
6.75%, 3/15/31	800	1,027
Federal National Mortgage Association, 1.25%, 8/20/13	1,100	1,108
2.50%, 5/15/14 (d)	2,000	2,077
		7,012
U.S. Treasury Securities (16.0%)
U.S. Treasury Bonds, 3.88%, 8/15/40	300	276
4.25%, 5/15/39 (d)	4,200	4,138

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (cont'd)
5.25%, 11/15/28	$1,400	$1,605
7.50%, 11/15/24	6,385	8,947
U.S. Treasury Notes, 0.50%, 11/30/12 (d)	4,100	4,095
1.75%, 7/31/15 (d)	5,700	5,683
2.63%, 12/31/14	1,360	1,418
2.75%, 2/15/19	3,575	3,530
3.25%, 12/31/16 (d)	2,500	2,619
		32,311
Total Fixed Income Securities (Cost $192,335)		198,616
	Shares
Short-Term Investments (25.4%)
Securities held as Collateral on Loaned Securities (15.5%)
Investment Company (12.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	24,183,004	24,183
	Face Amount (000)
Repurchase Agreements (3.5%)
Barclays Capital, Inc., (0.20%, dated 12/31/10, due 1/3/11; proceeds $4,637; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $4,729)	$4,636	4,636
Deutsche Bank Securities, Inc., (0.28%, dated 12/31/10, due 1/3/11; proceeds $2,542; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $2,592)	2,542	2,542
		7,178
Total Securities held as Collateral on Loaned Securities (Cost $31,361)		31,361
	Shares
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $299)	298,609	299
	Face Amount (000)
U.S. Treasury Securities (9.8%)
U.S. Treasury Bills,
0.07%, 1/20/11 (d)(e)	$5,500	5,500
0.10%, 1/13/11 (d)(e)	8,500	8,500
0.12%, 1/20/11 (d)(e)	800	800
0.14%, 1/27/11 (e)(f)	3,240	3,240
0.25%, 2/10/11 (e)	1,800	1,799
		19,839

Value (000)
Total Short-Term Investments (Cost $51,499)	$51,499
Total Investments (123.7%) (Cost $243,834) — Including $43,306 of Securities Loaned	250,115
Liabilities in Excess of Other Assets (-23.7%)	(47,852)
Net Assets (100.0%)	$202,263

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2010.

(d)  All or a portion of this security was on loan at December 31, 2010.

(e)  Rate shown is the yield to maturity at December 31, 2010.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and as collateral for swap agreements.

@  Face Amount/Value is less than $500.

IO  Interest Only

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

STRIPS  Separate Trading of Registered Interest and Principal of Securities

TBA  To Be Announced

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	EUR	408	$545	3/16/11	USD	539	$539	$(6)

EUR  — Euro

USD  — United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	50	$10,945	Mar-11	$(25)
U.S. Treasury 5 yr. Note	192	22,602	Mar-11	(82)
Short:
German Euro Bund	4	(670)	Mar-11	4
U.S. Treasury 10yr. Note	119	(14,332)	Mar-11	85
U.S. Treasury 30yr. Note	4	(489)	Mar-11	4
				$(14)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month LIBOR	Pay	4.80%	12/9/20		$11,820	$(19)
Bank of America	6 Month EURIBOR	Pay	3.81	11/8/25	EUR	14,754	(510)
Bank of America	3 Month LIBOR	Receive	4.83	11/8/25		$14,110	150
Bank of America	6 Month EURIBOR	Receive	3.33	11/8/30	EUR	18,303	429
Bank of America	3 Month LIBOR	Pay	4.75	11/8/30		$17,685	(27)
Bank of America	3 Month LIBOR	Receive	4.06	12/9/40		2,880	23
Credit Suisse	3 Month LIBOR	Receive	0.80	10/28/13		19,115	187
Credit Suisse	3 Month CDOR	Receive	2.18	9/8/15	CAD	6,150	96
Credit Suisse	3 Month CDOR	Receive	2.21	9/8/15	CAD	4,437	63
Credit Suisse	3 Month LIBOR	Pay	2.10	10/28/17		$8,005	(321)
Credit Suisse	3 Month CDOR	Pay	4.07	9/8/20	CAD	7,204	(75)
Credit Suisse	3 Month CDOR	Pay	4.12	9/8/20	CAD	5,196	(42)
Deutsche Bank	3 Month LIBOR	Pay	5.29	12/20/20		$11,930	211
Deutsche Bank	3 Month LIBOR	Receive	4.39	12/20/40		2,920	(145)
UBS AG	3 Month LIBOR	Pay	4.65	12/7/20		11,830	(87)
UBS AG	3 Month LIBOR	Receive	4.00	12/7/40		2,820	51
							$(16)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Received (000)	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank	$9,650	3 Month LIBOR	Receive	11/15/21	$382	$(504)
JPMorgan Chase	2,020	3 Month LIBOR	Receive	11/15/21	81	(128)
						$(632)

EURIBOR  —  Euro Interbank Offered Rate

LIBOR  —  London Interbank Offered Rate

EUR  —  Euro

CAD  —  Canadian Dollar

CDOR  —  Canadian Dealer Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$2,838	$—	$2,838
Agency Fixed Rate Mortgages	—	48,123	—	48,123
Asset-Backed Securities	—	5,987	—	5,987
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Collateralized Mortgage Obligations — Agency Collateral Series	$—	$4,531	$—	$4,531
Commercial Mortgage Backed Securities	—	7,024	—	7,024
Corporate Bonds	—	72,374	—	72,374
Mortgages — Other	—	13,678	—	13,678
Municipal Bonds	—	2,507	—	2,507
Sovereign	—	2,231	—	2,231
U.S. Agency Securities	—	7,012	—	7,012
U.S. Treasury Securities	—	32,311	—	32,311
Total Fixed Income Securities	—	198,616	—	198,616

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Fair Value Measurement Information (cont'd):

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Companies	$24,482	$—	$—	$24,482
Repurchase Agreements	—	7,178	—	7,178
U.S. Treasury Securities	—	19,839	—	19,839
Total Short-Term Investments	24,482	27,017	—	51,499
Futures Contracts	93	—	—	93
Interest Rate Swap Agreements	—	1,210	—	1,210
Total Assets	24,575	226,843	—	251,418
Liabilities:
Foreign Currency Exchange Contracts	—	(6)	—	(6)
Futures Contracts	(107)	—	—	(107)
Interest Rate Swap Agreements	—	(1,226)	—	(1,226)
Zero Coupon Swap Agreements	—	(632)	—	(632)
Total Liabilities	(107)	(1,864)	—	(1,971)
Total	$24,468	$224,979	$—	$249,447

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of period. As of December 31, 2010, the portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $216,162)	$221,522
Investment in Security of Affiliated Issuers, at Value (Cost $27,672)	28,593
Total Investments in Securities, at Value (Cost $243,834)	250,115
Receivable for Swap Agreement termination	296
Receivable for Delayed Delivery Commitments	7,843
Interest Receivable	1,650
Unrealized Appreciation on Swap Agreements	1,210
Receivable for Portfolio Shares Sold	149
Receivable for Investments Sold	64
Due from Broker	61
Receivable from Affiliates	24
Tax Reclaim Receivable	4
Other Assets	1
Total Assets	261,417
Liabilities:
Collateral on Securities Loaned, at Value	31,361
Payable for Delayed Delivery Commitments	24,968
Unrealized Depreciation on Swap Agreements	1,858
Premium Received on Open Swap Agreements	463
Payable for Portfolio Shares Redeemed	137
Payable for Investment Advisory Fees	110
Payable for Administration Fees	39
Payable for Professional Fees	21
Bank Overdraft	18
Payable for Custodian Fees	13
Distribution Fees — Class II Shares	9
Unrealized Depreciation on Foreign Currency Exchange Contracts	6
Payable for Directors' Fees and Expenses	4
Other Liabilities	147
Total Liabilities	59,154
NET ASSETS	$202,263
Net Assets Consist of:
Paid-in-Capital	$271,899
Undistributed Net Investment Income	6,840
Accumulated Net Realized Loss	(82,090)
Unrealized Appreciation (Depreciation) on:
Investments	5,360
Investments in Affiliates	921
Futures Contracts	(14)
Swap Agreements	(648)
Foreign Currency Exchange Contracts	(6)
Foreign Currency Translations	1
Net Assets	$202,263
CLASS I:
Net Assets	$154,029
Net Asset Value, Offering and Redemption Price Per Share Applicable to 15,392,718 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.01
CLASS II:
Net Assets	$48,234
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,829,107 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.99
(1) Including:
Securities on Loan, at Value:	$43,306

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $5 Foreign Taxes Withheld)	$8,501
Dividends and Interest from Securities of Affiliated Issuers	300
Total Investment Income	8,801
Expenses:
Investment Advisory Fees (Note B)	798
Administration Fees (Note C)	532
Shareholder Reporting Fees	135
Distribution Fees — Class II Shares (Note D)	166
Custodian Fees (Note F)	45
Professional Fees	41
Pricing Fees	26
Directors' Fees and Expenses	7
Transfer Agency Fees (Note E)	1
Other Expenses	30
Expenses Before Non Operating Expenses	1,781
Bank Overdraft Expense	— @
Total Expenses	1,781
Voluntary Waiver of Investment Advisory Fees (Note B)	(127)
Distribution Fees — Class II Shares Waived (Note D)	(47)
Rebate from Morgan Stanley Affiliate (Note H)	(11)
Net Expenses	1,596
Net Investment Income	7,205
Realized Gain (Loss):
Investments Sold	7,450
Investments in Affiliates	40
Foreign Currency Exchange Contracts	10
Foreign Currency Transactions	(— @)
Futures Contracts	612
Swap Agreements	(2,308)
Net Realized Gain	5,804
Change in Unrealized Appreciation (Depreciation):
Investments	2,072
Investments in Affiliates	921
Foreign Currency Exchange Contracts	(6)
Foreign Currency Translations	1
Futures Contracts	(447)
Swap Agreements	(762)
Net Change in Unrealized Appreciation (Depreciation)	1,779
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	7,583
Net Increase in Net Assets Resulting from Operations	$14,788

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,205	$10,690
Net Realized Gain (Loss)	5,804	(6,080)
Net Change in Unrealized Appreciation (Depreciation)	1,779	25,889
Net Increase in Net Assets Resulting from Operations	14,788	30,499
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(9,768)	(15,216)
Class II:
Net Investment Income	(2,427)	(14,650)
Total Distributions	(12,195)	(29,866)
Capital Share Transactions:(1)
Class I:
Subscribed	77,619	27,540
Distributions Reinvested	9,768	15,216
Redeemed	(106,367)	(65,794)
Class II:
Subscribed	17,102	73,715
Distributions Reinvested	2,427	14,650
Redeemed	(16,104)	(371,431)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(15,555)	(306,104)
Total Decrease in Net Assets	(12,962)	(305,471)
Net Assets:
Beginning of Period	215,225	520,696
End of Period (Including Undistributed Net Investment Income of $6,840 and $12,187)	$202,263	$215,225
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,757	2,784
Shares Issued on Distributions Reinvested	1,014	1,615
Shares Redeemed	(10,623)	(6,675)
Net Decrease in Class I Shares Outstanding	(1,852)	(2,276)
Class II:
Shares Subscribed	1,712	7,451
Shares Issued on Distributions Reinvested	252	1,565
Shares Redeemed	(1,616)	(37,921)
Net Increase (Decrease) in Class II Shares Outstanding	348	(28,905)

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.92		$9.90	$11.59	$11.40	$11.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.33	0.49	0.55	0.42
Net Realized and Unrealized Gain (Loss)	0.36		0.58	(1.67)	0.06	(0.01)
Total from Investment Operations	0.70		0.91	(1.18)	0.61	0.41
Distributions from and/or in Excess of:
Net Investment Income	(0.61)		(0.89)	(0.51)	(0.42)	(0.47)
Net Realized Gain	—		—	—	—	(0.06)
Total Distributions	(0.61)		(0.89)	(0.51)	(0.42)	(0.53)
Net Asset Value, End of Period	$10.01		$9.92	$9.90	$11.59	$11.40
Total Return++	7.14%		9.64%	(10.20)%	5.46%	3.73%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$154,029		$171,120	$193,344	$270,733	$284,764
Ratio of Expenses to Average Net Assets(1)	0.69	%+††	0.69%+	0.66%+	0.65%+	0.68%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.69	%+††	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	3.44	%+††	3.34%+	4.65%+	4.83%+	3.72%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%	0.01%	0.01%	N/A
Portfolio Turnover Rate	294%		433%	447%	162%	141%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.76	%+††	0.72%+	N/A	N/A	N/A
Net Investment Income to Average Net Assets	3.38	%+††	3.31%+	N/A	N/A	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.84		$9.81	$11.48	$11.31	$11.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.32		0.28	0.46	0.50	0.40
Net Realized and Unrealized Gain (Loss)	0.35		0.59	(1.64)	0.08	(0.03)
Total from Investment Operations	0.67		0.87	(1.18)	0.58	0.37
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.84)	(0.49)	(0.41)	(0.46)
Net Realized Gain	—		—	—	—	(0.06)
Total Distributions	(0.52)		(0.84)	(0.49)	(0.41)	(0.52)
Net Asset Value, End of Period	$9.99		$9.84	$9.81	$11.48	$11.31
Total Return++	6.86%		9.38%	(10.46)%	5.22%	3.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,234		$44,105	$327,352	$364,577	$139,715
Ratio of Expenses to Average Net Assets(1)	0.94	%+††	0.94%+	0.91%+	0.90%+	0.93%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.94	%+††	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	3.19	%+††	2.87%+	4.38%+	4.42%+	3.58%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%	0.01%	0.01%	N/A
Portfolio Turnover Rate	294%		433%	447%	162%	141%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.11	%+††	1.07%+	1.01%+	1.00%+	1.03%
Net Investment Income to Average Net Assets	3.03	%+††	2.74%+	4.28%+	4.32%+	3.48%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign
Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: The Portfolio used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Broker" on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification(TM) ("ASC") "Balance Sheet" ("ASC 210"). Offsetting of Amounts Related to Certain Contracts, an interpretation of ASC 210-20, and are included within "Unrealized Appreciation/Depreciation on Swap Agreements" on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability on the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2010.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Swap Agreements (000)	Foreign Currency Exchange Contracts (000)
Assets:
Interest Rate Risk	Receivables	$93	$1,210	—
Liabilities:
Interest Rate Risk	Payables	$(107)	$(1,858)	$(6)

(a)  This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2010 in accordance with ASC 815.

	Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$10
Interest Rate Risk	Futures Contracts	612
Interest Rate Risk	Swap Agreements	(2,308)
	Total	$(1,686)
	Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$(6)
Interest Rate Risk	Futures Contracts	(447)
Interest Rate Risk	Swap Agreements	(762)
	Total	$(1,215)

For the year ended December 31, 2010, the average monthly principal amount of foreign exchange contracts was $104,000, the average monthly original value of futures contracts was $92,554 and the average monthly notional amount of swaps was $100,839,000.

4.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency Securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio's Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2010 were approximately $43,306,000 and $44,042,000, respectively. The Portfolio received cash collateral of approximately $31,364,000, of which $31,361,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2010 there was uninvested cash collateral of approximately $3,000, which is not reflected in the Portfolio of Investments. The remaining collateral of $12,678,000 was received in the form of foreign government obligations and repurchase agreements, which the Portfolio cannot sell or repledge, and accordingly are not

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

reflected in the Portfolio of Investments. For the year ended December 31, 2010, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $49,000 included in "Dividends and Interest from Securities of Affiliated Issuers" in the Statement of Operations.

6.  Fair Value Measurement: FASB ASC 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made required disclosures in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary,

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70% for Class I shares and 0.95% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2010, this waiver amounted to approximately $127,000.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS")provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2010, this waiver amounted to approximately $47,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,195	$—	$29,866	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions and paydown adjustments resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(357)	$357	$—

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,837	$—

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$243,840	$8,295	$(2,020)	$6,275

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2010, the Portfolio deferred to January 3, 2011, for U.S. Federal income tax purposes, capital losses of approximately $482,000.

At December 31, 2010, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $81,823,000, of which, $50,711,000 will expire on December 31, 2016 and $31,112,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $5,790,000.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $11,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$18,209	$249,018	$242,745	$13	$24,482

For the year ended December 31, 2010, the Portfolio had transactions with Citigroup, Inc., an affiliate of the Investment Adviser, Distributor and Administrator:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Interest Income (000)	Market Value December 31, 2010 (000)
$4,192	$—	$508	$40	$238	$4,111

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $270,941,000 and $259,228,000, respectively. For the year ended December 31, 2010, purchases and sales of long-term U.S. Government securities were approximately $342,044,000 and $372,999,000, respectively.

I. Other (unaudited): At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 59.0% and 95.9%, for Class I and Class II shares, respectively.

J. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

28

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
IU11-00247P-Y12/10

29

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Emerging Markets Debt Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Examples (unaudited)

Emerging Markets Debt Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,054.40	$1,019.76	$5.59	$5.50	1.08%
Emerging Markets Debt Portfolio Class II	1,000.00	1,054.70	1,019.51	5.85	5.75	1.13

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.74%, net of fees, for Class I shares and 9.74%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the JP Morgan Emerging Markets Bond Global Index (the "Index"), which returned 12.04%.

Factors Affecting Performance

•  The first quarter of 2010 was overall a good period for fixed income assets, which were supported by a positive macro backdrop of benign economic data and unchanged monetary policy in the G-3. In addition, important policy decisions influenced global markets including the passage of U.S. health care reform, and sovereign risk related issues especially around Greece and peripheral Europe. Against this backdrop, emerging markets ("EM") debt strongly outperformed developed markets debt in the first quarter.

•  Financial markets remained choppy throughout the second quarter of 2010 as investors focused on the unfolding crisis in peripheral Europe. Worries over a potential "double dip" recession and banking sector struggles in the developed world, and tighter monetary policies in certain EM countries overshadowed the generally strong fundamentals in the U.S. and most of the EM world. During the quarter, EM central banks stepped up the movement toward the normalization of monetary policy. Such actions highlighted the inner strength of most emerging countries.

•  During the third quarter, EM debt markets continued to be driven primarily by economic and policy developments in the developed world, rather than by EM-centered events. EM central banks slowed the pace of rate hikes as growth softened from very robust levels and inflation remained stable. EM debt continued to benefit from strong portfolio inflows.

•  Performance of risky assets through the fourth quarter of 2010 as a whole was driven by two opposing factors. The first, which was consistent with greater appetite for risk, involved moves by policy makers in the U.S. that aimed to boost economic growth in 2011. The most obvious initiatives were the second round of quantitative easing ("QE2") and the extension of the Bush-era tax cuts. However, sentiment soured — and appetite for risk fell — in November as a result of the fiscal crisis in Ireland. Emerging markets debt, like most risky assets, generally underperformed during the last three months of the year. Nevertheless, in relation to other episodes in which global investors have become risk averse, the negative returns were modest, coinciding with EM data flow confirming that fundamentals remain intact and favorable.

•  EM hard currency debt, as measured by the J.P. Morgan Emerging Markets Bond Global Index, returned 12.04% for 2010. As of December 31, 2010, external debt yields stood at 6.13%, with a spread of 289 basis points above U.S. Treasuries.

•  For the year, our strategy benefited from yield curve positioning in Peru, Kazakhstan and Indonesia as well as exposure to local rates to Brazil and Mexico. Overweight exposures to Argentina and Ukraine, and currency exposure to Poland also aided returns. Conversely, yield curve positioning in external debt in Brazil, Lebanon, Malaysia, Mexico, Philippines, and South Africa hurt returns. Foreign exchange exposure to Turkey also detracted from relative returns.

Management Strategies

•  We expect growth in the developed world to recover somewhat in 2011, reflecting a new wave of expansionary fiscal and monetary policies — particularly in the U.S. However, the unresolved fiscal sustainability issues in the periphery of Europe and individual states in the U.S. are likely to generate periodic bouts of risk aversion into 2011. Such expansionary policies in the developed world are likely to provide further support to commodity prices and capital inflows to EM countries, but will also exacerbate inflationary and currency appreciation pressures.

•  Our constructive view on EM assets in 2011 reflects expectations for strong domestic demand-driven growth, supportive terms of trade and large capital inflows. EM countries are likely to respond to expansionary polices in the developed world by hardening capital controls to avoid a further appreciation of their currencies, while hiking rates at a pace adequate to contain inflationary pressures in their economies. Overall, we believe that EM central banks will be able to slow but not to reverse the appreciation trend in their currencies.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Emerging Markets Debt Portfolio

•  The impact of the strong macroeconomic fundamentals in the emerging markets on sovereign risk premium appears to be fully priced in most countries, with pockets of undervaluation on which we will focus. In contrast, we believe that higher carry and continued portfolio flows will continue to support EM currencies. Several currencies in Asia and certain commodity currencies remain undervalued and could benefit further from a benign external environment and easy monetary policy in the developed world.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	9.74%	7.48%	10.54%	7.99%
J.P. Morgan Emerging Markets Bond Global Index	12.04	8.36	10.29	9.42
Portfolio – Class II(4)	9.74	7.43	—	10.66
J.P. Morgan Emerging Markets Bond Global Index	12.04	8.36	—	11.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on June 16, 1997.

(4)  Commenced offering on December 19, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	90.9%
Short-Term Investments	7.9
Other**	1.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

**  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (90.6%)
Argentina (4.4%)
Sovereign (4.4%)
Argentina Bonos, 7.00%, 10/3/15	$11,200	$10,618
Republic of Argentina, 2.50%, 12/31/38 (a)	1,575	713
8.28%, 12/31/33 (b)	10	10
		11,341
Belarus (0.2%)
Sovereign (0.2%)
Republic of Belarus, 8.75%, 8/3/15	580	595
Brazil (9.4%)
Corporate Bond (0.5%)
Gerdau Trade, Inc., 5.75%, 1/30/21 (b)(c)	1,340	1,350
Sovereign (8.9%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20 (c)	1,360	1,404
5.50%, 7/12/20 (c)	1,000	1,033
6.37%, 6/16/18 (c)	2,340	2,559
Federative Republic of Brazil, 5.88%, 1/15/19	9,047	10,087
7.13%, 1/20/37	350	419
8.00%, 1/15/18	2,219	2,608
8.88%, 10/14/19 - 4/15/24	3,765	5,023
		23,133
		24,483
Colombia (3.4%)
Sovereign (3.4%)
Republic of Colombia, 7.38%, 3/18/19 (b)	4,230	5,097
11.75%, 2/25/20	2,390	3,615
		8,712
Croatia (0.4%)
Sovereign (0.4%)
Republic of Croatia, 6.63%, 7/14/20 (c)	920	951
Dominican Republic (0.3%)
Sovereign (0.3%)
Dominican Republic, 7.50%, 5/6/21 (b)(c)	420	455
9.04%, 1/23/18	317	361
		816
Ecuador (0.6%)
Sovereign (0.6%)
Republic of Ecuador, 9.38%, 12/15/15	1,670	1,561

	Face Amount (000)		Value (000)
Georgia (0.3%)
Sovereign (0.3%)
Republic of Georgia, 7.50%, 4/15/13		$620	$640
Ghana (1.2%)
Sovereign (1.2%)
Republic of Ghana, 8.50%, 10/4/17 (b)(c)		1,296	1,461
8.50%, 10/4/17		1,340	1,521
			2,982
Hungary (0.8%)
Sovereign (0.8%)
Hungary Government Bond, 7.50%, 11/12/20	HUF	425,730	1,987
India (0.3%)
Corporate Bond (0.3%)
Reliance Holdings USA, Inc., 6.25%, 10/19/40 (c)		$660	662
Indonesia (5.4%)
Corporate Bonds (0.3%)
Pindo Deli Finance Mauritius, Tranche A, 3.29%, 4/28/15 (c)(d)(e)(f)		195	48
Tranche B, 3.29%, 4/28/18 (c)(d)(e)(f)		1,640	180
Tranche C, Zero Coupon, 4/28/27 (c)(d)(e)(f)		2,691	61
Tjiwi Kimia Finance Mauritius Ltd., Tranche A, 3.29%, 4/28/15 (d)(e)(f)		781	195
Tranche B, 3.29%, 4/28/18 (c)(d)(e)(f)		1,434	280
Tranche C, Zero Coupon, 4/28/27 (c)(d)(e)(f)		2,923	102
			866
Sovereign (5.1%)
Majapahit Holding BV, 7.75%, 1/20/20		1,650	1,910
Republic of Indonesia, 6.88%, 1/17/18 (c)		250	293
6.88%, 1/17/18		1,500	1,755
7.75%, 1/17/38 (c)		2,926	3,584
11.63%, 3/4/19		3,070	4,567
11.63%, 3/4/19 (c)		640	952
			13,061
			13,927
Ivory Coast (0.4%)
Sovereign (0.4%)
Ivory Coast, 2.50%, 12/31/32		2,077	935
Kazakhstan (3.4%)
Sovereign (3.4%)
Development Bank of Kazakhstan JSC, 5.50%, 12/20/15 (b)(c)		1,150	1,164

The accompanying notes are an integral part of the financial statements.
4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Kazakhstan (cont'd)
Sovereign (cont'd)
Intergas Finance BV, 6.38%, 5/14/17		$410	$433
KazMunayGas National Co., 6.38%, 4/9/21 (c)		2,140	2,132
9.13%, 7/2/18		1,800	2,115
9.13%, 7/2/18 (c)		2,610	3,067
			8,911
Lithuania (1.0%)
Sovereign (1.0%)
Republic of Lithuania, 6.75%, 1/15/15 (c)		770	835
7.38%, 2/11/20		1,680	1,867
			2,702
Malaysia (0.9%)
Sovereign (0.9%)
Malaysia Government Bond, 3.21%, 5/31/13	MYR	7,500	2,438
Mexico (11.3%)
Sovereign (11.3%)
Mexican Bonos, 8.00%, 6/11/20	MXN	57,366	4,998
Pemex Project Funding Master Trust, 6.63%, 6/15/35		$1,725	1,764
6.63%, 6/15/38 (b)		1,176	1,200
8.63%, 12/1/23		1,350	1,654
Petroleos Mexicanos, 5.50%, 1/21/21 (b)		4,320	4,396
8.00%, 5/3/19 (b)		1,176	1,423
United Mexican States, 5.63%, 1/15/17		689	765
5.95%, 3/19/19		5,872	6,577
6.05%, 1/11/40		2,140	2,199
6.75%, 9/27/34		3,871	4,374
			29,350
Pakistan (0.5%)
Sovereign (0.5%)
Republic of Pakistan, 6.88%, 6/1/17		1,450	1,269
Panama (2.2%)
Sovereign (2.2%)
Republic of Panama, 5.20%, 1/30/20		2,900	3,088
8.88%, 9/30/27 (b)		1,183	1,627
9.38%, 4/1/29 (b)		740	1,042
			5,757
Peru (3.4%)
Sovereign (3.4%)
Republic of Peru, 7.35%, 7/21/25		1,450	1,771
8.20%, 8/12/26	PEN	13,420	5,675
8.75%, 11/21/33		$955	1,316
			8,762

	Face Amount (000)		Value (000)
Philippines (4.3%)
Sovereign (4.3%)
Republic of Philippines, 4.00%, 1/15/21 (b)		$4,682	$4,545
8.38%, 6/17/19 (b)		2,172	2,818
8.88%, 3/17/15 (b)		532	658
9.50%, 2/2/30		2,071	2,993
			11,014
Poland (1.1%)
Sovereign (1.1%)
Republic of Poland, 5.50%, 10/25/19	PLN	8,590	2,824
Russia (12.9%)
Sovereign (12.9%)
RSHB Capital SA for OJSC Russian Agricultural Bank, 6.30%, 5/15/17 (c)		$1,401	1,415
7.18%, 5/16/13		10	11
7.18%, 5/16/13 (c)		1,210	1,295
Russian Federation, 5.00%, 4/29/20		9,500	9,547
7.50%, 3/31/30		13,586	15,760
7.50%, 3/31/30 (c)		562	652
Russian Federation (Registered), 12.75%, 6/24/28		2,700	4,711
			33,391
Senegal (0.1%)
Sovereign (0.1%)
Republic of Senegal, 8.75%, 12/22/14		360	367
South Africa (1.4%)
Sovereign (1.4%)
Republic of South Africa, 5.50%, 3/9/20		1,020	1,090
6.75%, 3/31/21	ZAR	18,590	2,556
			3,646
Sri Lanka (0.2%)
Sovereign (0.2%)
Sri Lanka Government International Bond, 6.25%, 10/4/20 (c)		$510	520
Turkey (9.7%)
Sovereign (9.7%)
Republic of Turkey, 5.63%, 3/30/21		7,230	7,555
6.75%, 5/30/40		2,340	2,562
6.88%, 3/17/36		3,879	4,344
7.00%, 3/11/19		355	412
7.50%, 7/14/17 - 11/7/19		1,498	1,783
8.00%, 2/14/34		970	1,220
10.50%, 1/15/20	TRY	6,980	5,061
11.88%, 1/15/30 (b)		$1,340	2,308
			25,245

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Ukraine (4.5%)
Sovereign (4.5%)
Ukraine Government, 6.58%, 11/21/16	$3,376	$3,394
6.75%, 11/14/17	3,710	3,717
7.65%, 6/11/13	776	820
7.75%, 9/23/20 (c)	3,620	3,701
		11,632
Uruguay (0.3%)
Sovereign (0.3%)
Republic of Uruguay, 8.00%, 11/18/22	640	795
Venezuela (6.3%)
Sovereign (6.3%)
Republic of Venezuela, 5.75%, 2/26/16	1,634	1,160
6.00%, 12/9/20	880	511
7.00%, 3/31/38	1,079	623
7.65%, 4/21/25	1,850	1,170
8.50%, 10/8/14 (b)	770	655
9.00%, 5/7/23	1,450	1,011
9.25%, 9/15/27 (b)	10,380	7,785
10.75%, 9/19/13	3,500	3,386
		16,301
Total Fixed Income Securities (Cost $232,929)		234,516
	No. of Warrants
Warrants (0.1%)
Nigeria (0.1%)
Central Bank of Nigeria, expires 11/15/20 (d)(e)	750	135
Venezuela (0.0%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (d)(e)	3,750	99
Total Warrants (Cost $–)		234
	Shares
Short-Term Investments (20.9%)
Securities held as Collateral on Loaned Securities (13.2%)
Investment Company (10.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	26,366,100	26,366
	Face Amount (000)
Repurchase Agreements (3.0%)
Barclays Capital, Inc., (0.20%, dated 12/31/10, due 1/3/11; proceeds $5,055; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $5,156)	$5,055	5,055

	Face Amount (000)	Value (000)
Deutsche Bank Securities, Inc., (0.28%, dated 12/31/10, due 1/3/11; proceeds $2,771; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $2,827)	$2,771	$2,771
		7,826
Total Securities held as Collateral on Loaned Securities (Cost $34,192)		34,192
	Shares
Investment Company (7.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $20,063)	20,062,565	20,063
Total Short-Term Investments (Cost $54,255)		54,255
Total Investments (111.6%) (Cost $287,184) Including $33,510 of Securities Loaned		289,005
Liabilities in Excess of Other Assets (-11.6%)		(29,952)
Net Assets		$259,053

(a)  Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.

(b)  All or a portion of this security was on loan at December 31, 2010.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2010.

(e)  Security has been deemed illiquid at December 31, 2010.

(f)  Issuer is in default.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	CLP	1,202,832	$2,570	1/3/11	USD	2,561	$2,561	$(9)
JPMorgan Chase Bank	COP	4,536,478	2,363	1/3/11	USD	2,280	2,280	(83)
JPMorgan Chase Bank	USD	2,363	2,363	1/3/11	COP	4,536,478	2,363	—
JPMorgan Chase Bank	USD	2,474	2,474	1/3/11	CLP	1,202,832	2,570	96
JPMorgan Chase Bank	BRL	4,194	2,527	1/4/11	USD	2,488	2,488	(39)
JPMorgan Chase Bank	USD	2,416	2,416	1/4/11	BRL	4,194	2,527	111
JPMorgan Chase Bank	USD	4,771	4,771	1/6/11	KRW	5,467,025	4,817	46
JPMorgan Chase Bank	USD	2,445	2,445	1/7/11	THB	73,391	2,435	(10)

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Foreign Currency Exchange Contracts Information: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	USD	4,862	$4,862	1/10/11	INR	219,650	$4,907	$45
JPMorgan Chase Bank	USD	2,557	2,557	1/31/11	CLP	1,202,832	2,565	8
JPMorgan Chase Bank	USD	2,471	2,471	2/2/11	BRL	4,194	2,509	38
JPMorgan Chase Bank	USD	2,566	2,566	5/16/11	CNY	16,800	2,551	(15)
			$34,385				$34,573	$188

BRL  — Brazilian Real

CLP  — Chilean Peso

CNY  — Chinese Yuan Renminbi

COP  — Colombian Peso

HUF  — Hungarian Forint

INR  — Indian Rupee

KRW  — South Korean Won

MXN  — Mexican New Peso

MYR  — Malaysian Ringgit

PEN  — Peruvian Nuevo Sol

PLN  — Polish Zloty

THB  — Thai Baht

TRY  — Turkish Lira

USD  — United States Dollar

ZAR  — South African Rand

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	238	$28,664	Mar-11	$(763)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$2,878	$—	$2,878
Sovereign	—	231,638	—	231,638
Total Fixed Income Securities	—	234,516	—	234,516
Warrants	—	234	—	234
Short-Term Investments
Investment Company	46,429	—	—	46,429
Repurchase Agreements	—	7,826	—	7,826
Total Short-Term Investments	46,429	7,826	—	54,255
Foreign Currency Exchange Contracts	—	344	—	344
Total Assets	46,429	242,920	—	289,349
Liabilities:
Foreign Currency Exchange Contracts	—	(156)	—	(156)
Futures Contracts	(763)	—	—	(763)
Total Liabilities	(763)	(156)	—	(919)
Total	$45,666	$242,764	$—	$288,430

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $240,755)	$242,576
Investment in Security of Affiliated Issuer, at Value (Cost $46,429)	46,429
Total Investments in Securities, at Value (Cost $287,184)	289,005
Foreign Currency, at Value (Cost $384)	380
Interest Receivable	4,258
Receivable for Portfolio Shares Sold	704
Due from Broker	515
Unrealized Appreciation on Foreign Currency Exchange Contracts	344
Receivable from Affiliate	3
Other Assets	2
Total Assets	295,211
Liabilities:
Collateral on Securities Loaned, at Value	34,192
Payable for Portfolio Shares Redeemed	1,125
Payable for Investment Advisory Fees	470
Unrealized Depreciation on Foreign Currency Exchange Contracts	156
Bank Overdraft	90
Payable for Administration Fees	55
Payable for Professional Fees	19
Payable for Custodian Fees	7
Payable for Directors' Fees and Expenses	3
Distribution Fees — Class II Shares	1
Other Liabilities	40
Total Liabilities	36,158
NET ASSETS	$259,053
Net Assets Consist of:
Paid-in-Capital	$247,874
Undistributed Net Investment Income	6,964
Accumulated Net Realized Gain	2,983
Unrealized Appreciation (Depreciation) on:
Investments	1,821
Futures Contracts	(763)
Foreign Currency Exchange Contracts	188
Foreign Currency Translations	(14)
Net Assets	$259,053
CLASS I:
Net Assets	$227,693
Net Asset Value, Offering and Redemption Price Per Share Applicable to 27,967,364 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.14
CLASS II:
Net Assets	$31,360
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,872,940 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.10
(1) Including:
Securities on Loan, at Value:	$33,510

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $18 Foreign Taxes Withheld)	$12,381
Dividends from Security of Affiliated Issuer	47
Total Investment Income	12,428
Expenses:
Investment Advisory Fees (Note B)	1,546
Administration Fees (Note C)	515
Distribution Fees — Class II Shares (Note D)	116
Shareholder Reporting Fees	61
Professional Fees	41
Custodian Fees (Note F)	36
Pricing Fees	10
Directors' Fees and Expenses	6
Transfer Agency Fees (Note E)	1
Other Expenses	10
Total Expenses	2,342
Distribution Fees — Class II Shares Waived (Note D)	(99)
Rebate from Morgan Stanley Affiliate (Note H)	(14)
Net Expenses	2,229
Net Investment Income	10,199
Realized Gain (Loss):
Investments Sold	13,640
Foreign Currency Exchange Contracts	(838)
Foreign Currency Transactions	17
Futures Contracts	(1,629)
Net Realized Gain	11,190
Change in Unrealized Appreciation (Depreciation):
Investments	(5,199)
Foreign Currency Exchange Contracts	148
Foreign Currency Translations	(23)
Futures Contracts	(763)
Net Change in Unrealized Appreciation (Depreciation)	(5,837)
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,353
Net Increase in Net Assets Resulting from Operations	$15,552

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$10,199	$9,176
Net Realized Gain (Loss)	11,190	(3,871)
Net Change in Unrealized Appreciation (Depreciation)	(5,837)	30,755
Net Increase in Net Assets Resulting from Operations	15,552	36,060
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,338)	(8,421)
Class II:
Net Investment Income	(1,308)	(2,546)
Total Distributions	(7,646)	(10,967)
Capital Share Transactions:(1)
Class I:
Subscribed	115,303	48,827
Distributions Reinvested	6,338	8,421
Redeemed	(38,376)	(31,529)
Class II:
Subscribed	4,715	8,361
Distributions Reinvested	1,308	2,546
Redeemed	(12,520)	(7,459)
Net Increase in Net Assets Resulting from Capital Share Transactions	76,768	29,167
Total Increase in Net Assets	84,674	54,260
Net Assets:
Beginning of Period	174,379	120,119
End of Period (Including Undistributed Net Investment Income of $6,964 and $4,913)	$259,053	$174,379
(1) Capital Share Transactions:
Class I:
Shares Subscribed	14,069	6,698
Shares Issued on Distributions Reinvested	844	1,231
Shares Redeemed	(4,769)	(4,441)
Net Increase in Class I Shares Outstanding	10,144	3,488
Class II:
Shares Subscribed	580	1,155
Shares Issued on Distributions Reinvested	175	374
Shares Redeemed	(1,592)	(1,085)
Net Increase (Decrease) in Class II Shares Outstanding	(837)	444

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.75		$6.47	$8.53	$8.92	$9.04
Income (Loss) from Investment Operations:
Net Investment Income†	0.40		0.47	0.46	0.54	0.53
Net Realized and Unrealized Gain (Loss)	0.33		1.41	(1.61)	0.01	0.32
Total from Investment Operations	0.73		1.88	(1.15)	0.55	0.85
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.60)	(0.58)	(0.66)	(0.80)
Net Realized Gain	—		—	(0.33)	(0.28)	(0.17)
Total Distributions	(0.34)		(0.60)	(0.91)	(0.94)	(0.97)
Net Asset Value, End of Period	$8.14		$7.75	$6.47	$8.53	$8.92
Total Return ++	9.74%		30.21%	(14.98)%	6.55%	10.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$227,693		$138,080	$92,681	$128,135	$136,167
Ratio of Expenses to Average Net Assets	1.07	%+††	1.08%+	1.10%+	1.06%+	1.10%
Ratio of Net Investment Income to Average Net Assets	4.96	%+††	6.50%+	6.00%+	6.15%+	5.98%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.00%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	89%		97%	70%	59%	57%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.71		$6.43		$8.49	$8.88		$9.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.39		0.46		0.46	0.53		0.50
Net Realized and Unrealized Gain (Loss)	0.33		1.41		(1.62)	0.02		0.34
Total from Investment Operations	0.72		1.87		(1.16)	0.55		0.84
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.59)		(0.57)	(0.66)		(0.80)
Net Realized Gain	—		—		(0.33)	(0.28)		(0.17)
Total Distributions	(0.33)		(0.59)		(0.90)	(0.94)		(0.97)
Net Asset Value, End of Period	$8.10		$7.71		$6.43	$8.49		$8.88
Total Return ++	9.74%		30.11%		(14.98)%	6.39%		10.80%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$31,360		$36,299		$27,438	$40,571		$38,329
Ratio of Expenses to Average Net Assets(1)	1.12	%+††	1.13	%+	1.15%+	1.11	%+	1.15%
Ratio of Net Investment Income to Average Net Assets(1)	4.91	%+††	6.48	%+	5.97%+	6.10	%+	5.69%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	89%		97%		70%	59%		57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43	%+††	1.43	%+	1.45%+	1.41	%+	1.45%
Net Investment Income to Average Net Assets	4.60	%+††	6.18	%+	5.67%+	5.80	%+	5.39%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: The Portfolio used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts. In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Broker" on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2010.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Foreign Currency Exchange Contracts (000)
Assets:
Currency Risk	Receivables	$—	$344
Liabilities:
Interest Rate/Currency Risk	Payables	$(763)	$(156)

(a)  This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2010 in accordance with ASC 815.

	Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$(838)
Interest Rate Risk	Futures Contracts	(1,629)
	Total	$(2,467)
	Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$148
Interest Rate Risk	Futures Contracts	(763)
	Total	$(615)

For the year ended December 31, 2010, the average monthly principal amount of foreign exchange contracts was $12,750,000 and the average monthly original value of futures contracts was $6,094,000.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency Securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio's Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2010 were approximately $33,510,000 and $34,196,000, respectively. The Portfolio received cash collateral of approximately $34,196,000 of which $34,192,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2010 there was uninvested cash collateral of approximately $4,000, which is not reflected in the Portfolio of Investments. For the year ended December 31, 2010, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $19,000. This amount is presented in "Dividends from Security of Affiliated Issuer" in the Statement of Operations.

5.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

6.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

measurements is required for fiscal years and interim periods beginning after December 15, 2010.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30% for Class I shares and 1.35% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2010, this waiver amounted to approximately $99,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable,

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,646	$—	$10,967	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown adjustments and defaulted bonds, resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(502)	$502	$—

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$10,490	$2,987

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$287,950	$8,977	$(7,922)	$1,055

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $7,308,000.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $14,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$13,161	$251,183	$217,915	$28	$46,429

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $244,849,000 and $183,031,000, respectively.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

During the year ended December 31, 2010, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

I. Other (unaudited): At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 76.2% and 81.7%, for Class I and Class II shares, respectively.

J. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two, Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two, Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two, Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
IU11-00253P-Y12/10

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Emerging Markets Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Examples (unaudited)

Emerging Markets Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$1,272.10	$1,017.19	$9.11	$8.08	1.59%
Emerging Markets Equity Portfolio Class II	1,000.00	1,272.00	1,016.94	9.39	8.34	1.64

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Emerging Markets Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 19.02%, net of fees, for Class I shares and 18.94%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned 18.88%.

Factors Affecting Performance

•  Emerging markets ended the year positively with a fourth quarter return of 7.34% (as measured by the MSCI Emerging Markets Net Index). For the year, emerging markets continued their trend of outperforming the developed markets as measured by the MSCI World Index. For the year, Emerging Europe, Middle East and Africa (EMEA) was the best relative performing region (+23.55%) as South Africa (+34.21%), Turkey (+20.81%) and Russia (+19.07) offset negative performance in Hungary (-9.58%) and the Czech Republic (-2.53%). Positive performance in Emerging Asia (+18.98%) was driven by Thailand (+55.71%), Malaysia (+37.01%) and Indonesia (+33.93%). Performance in Latin America (+14.66%) was led by Peru (+53.32%), Chile (+44.16%) and Colombia (+43.41).

•  The main contributors to the Portfolio's performance relative to the Index during the period included stock selection in India, Brazil, Korea, Egypt and the Czech Republic. Underweight allocations to China, Brazil and Russia also bolstered relative returns, as did overweight allocations to Thailand and Indonesia.

•  Detracting from relative gains, however, was stock selection in Taiwan, Mexico and Poland. Performance was further hampered by relative underweight positions in Taiwan, Chile, Malaysia and Colombia, as well as an overweight allocation to Egypt.

Management Strategies

•  In 2010, we positioned the Portfolio to try to capitalize on sources of stable growth in a global environment that we expected would be challenged by sluggish recoveries in much of the developed world, the widespread pulling back of many fiscal stimulus programs, and our concerns about both China's asset price inflation and its slower economic growth in the future. We were overweight in countries such as Indonesia, Poland, the Philippines and Egypt, where we expected domestic demand to remain robust, driven by a number of constructive factors—including low consumer leverage, healthy savings rates, steadily rising income on a per capita basis, and increasing access to credit linked to both accommodative monetary policy and reform benefiting consumers.

•  Toward the end of 2010, we began to decrease our overweight to financials generally as well as our overweight in Turkey and India. We increased our overweight in the Philippines and further decreased our underweight to China. We reduced our financials weighting in anticipation of negative market reaction to rising inflation and the risk of central bank tightening in certain countries. While still positive on Turkey's strong gross domestic product ("GDP"), we trimmed our overweight on inflation concerns and the risk of central bank tightening, given historically low interest rates. While still positive on India's endogenous economic growth, we decreased our overweight slightly on concerns about inflation, the widening trade deficit and the dependence on capital flows to fund the current account deficit.

•  We were overweight in those countries benefiting from higher growth and improving consumption patterns. This included Indonesia, which has a robust domestic economy that showed positive momentum aided by a low cost of borrowing. The political environment remains positive with the majority-supported president committed to ongoing reforms and investment friendly initiatives. We were also overweight in the Philippines, as we saw domestic confidence gain momentum, exports and overseas worker remittances remained strong, and help in transforming the current account deficit into surplus.

•  In Eastern Europe, we continued to focus on those countries with strong GDP growth, supported by such sustainable drivers as increasing investments, productivity gains and solid balance sheets. In Egypt we were encouraged that income per capita, while low, was rising steadily from a very low base, consumers have virtually no leverage and consumption is rising on both income and growing access to credit.

•  In Latin America, we remained underweight in Brazil, where we saw lofty valuations on domestic stocks, a likely deterioration in the outlook for commodities in the next 12 months and possible resumption of the interest rate hiking

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Emerging Markets Equity Portfolio

cycle. We were also underweight in Chile where the post-earthquake economic recovery was sharp, partly due to significant policy support. However, monetary policy normalization has begun and earnings are likely to moderate over the next 12 months.

•  Broadly speaking, as long as the developed market central banks keep real interest rates low, we believe capital should continue to flow to the best growth opportunities. This would allow many emerging markets countries to resume the high level of growth they experienced during the 2003-2007 expansion cycle, which was supported by widespread access to cheap financing. Aside from the short-term impact from the second round of the Federal Reserve's quantitative easing program, the trends shaping the investment universe this year are likely to continue, in our opinion.

•  Within emerging markets, there was an investor bias for quality in 2010. Growth stocks, particularly in the small- to mid-cap range and in the consumer sectors, are increasingly commanding attention within emerging markets. We expect quality growth names to continue to outperform larger, in many cases value-oriented, names.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Emerging Markets Equity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	19.02%	11.05%	13.50%	8.37%
MSCI Emerging Markets Net Index	18.88	12.78	15.89	8.74
Portfolio – Class II(4)	18.94	11.02	—	19.11
MSCI Emerging Markets Net Index	18.88	12.78	—	21.13

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	55.7%
Commercial Banks	16.6
Wireless Telecommunication Services	8.0
Oil, Gas & Consumable Fuels	7.0
Metals & Mining	6.7
Food Products	6.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

**  Industries representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (96.0%)
Argentina (0.2%)
Banco Macro SA ADR	55,560	$2,789
Brazil (11.5%)
Banco do Brasil SA	308,300	5,835
BM&F Bovespa SA	1,155,000	9,136
BRF-Brasil Foods SA	706,694	11,639
Cia de Bebidas das Americas (Preference) ADR (a)	431,500	13,390
Hypermarcas SA (b)	228,000	3,095
Itau Unibanco Holding SA	120,693	2,893
Itau Unibanco Holding SA (Preference) ADR	713,470	17,130
MRV Engenharia e Participacoes SA	453,300	4,263
OGX Petroleo e Gas Participacoes SA (b)	565,100	6,808
PDG Realty SA Empreendimentos e Participacoes	1,361,000	8,330
Petroleo Brasileiro SA (Preference)	351,104	5,772
Petroleo Brasileiro SA ADR	276,393	9,830
Tim Participacoes SA ADR	82,600	2,820
Ultrapar Participacoes SA (Preference)	69,230	4,383
Vale SA (Preference)	31,755	928
Vale SA (Preference) ADR	605,925	18,311
Vale SA ADR (a)	75,100	2,596
Vivo Participacoes SA ADR	239,100	7,792
		134,951
Chile (0.6%)
Antofagasta PLC	262,973	6,609
China (12.7%)
AIA Group Ltd. (b)	2,600,000	7,309
Bank of China Ltd., Class H	13,448,500	7,094
Belle International Holdings Ltd.	3,909,000	6,608
China Coal Energy Co., Class H	3,665,000	5,724
China Construction Bank Corp., Class H	15,920,430	14,276
China Gas Holdings Ltd.	6,504,000	2,837
China Life Insurance Co., Ltd., Class H	1,496,000	6,111
China Mobile Ltd.	1,012,500	10,056
China Oilfield Services Ltd., Class H	2,530,000	5,481
China Pacific Insurance Group Co., Ltd., Class H	1,417,600	5,891
China Resources Power Holdings Co., Ltd.	2,799,300	5,071
China Telecom Corp. Ltd., Class H	10,762,000	5,635
China ZhengTong Auto Services Holdings Ltd. (b)	2,573,000	2,426
CNOOC Ltd.	4,015,000	9,525
Dongfeng Motor Group Co., Ltd., Class H	2,953,000	5,091
Hengan International Group Co., Ltd.	396,500	3,420
JA Solar Holdings Co., Ltd. ADR (a)(b)	404,680	2,800
Netease.com ADR (b)	66,000	2,386
Ping An Insurance Group Co. of China Ltd., Class H	564,000	6,306
Shanghai Industrial Holdings Ltd.	1,175,000	5,079
Sohu.com, Inc. (b)	77,000	4,889
Tencent Holdings Ltd. (a)	399,100	8,672
Tsingtao Brewery Co., Ltd., Class H (a)	548,000	2,870

	Shares	Value (000)
Want Want China Holdings Ltd.	5,009,000	$4,389
Xinjiang Goldwind Science & Technology Co. Ltd. (b)	1,776,000	3,679
Yanzhou Coal Mining Co. Ltd.	2,006,000	6,129
		149,754
Czech Republic (0.8%)
Komercni Banka AS	41,480	9,816
Egypt (1.9%)
Commercial International Bank Egypt SAE	1,092,882	8,924
Egyptian Financial Group-Hermes Holding	401,308	2,345
Egyptian Financial Group-Hermes Holding GDR	80,197	963
Juhayna Food Industries (b)	3,152,888	3,302
Telecom Egypt	2,047,461	6,377
		21,911
Hungary (0.6%)
Richter Gedeon Nyrt	34,098	6,974
India (9.8%)
Asian Paints Ltd.	70,756	4,555
Dr. Reddy's Laboratories Ltd.	194,488	7,233
Engineers India Ltd.	419,853	3,131
Glenmark Pharmaceuticals Ltd.	717,716	5,812
HDFC Bank Ltd.	235,610	12,363
Hindalco Industries Ltd.	1,233,571	6,814
IndusInd Bank Ltd.	982,400	5,874
Infosys Technologies Ltd.	233,414	17,971
Infrastructure Development Finance Co. Ltd.	1,331,235	5,436
ITC Ltd.	778,492	3,041
Jindal Steel & Power Ltd.	237,429	3,781
KSK Energy Ventures Ltd. (b)	770,769	2,325
Larsen & Toubro Ltd.	134,913	5,972
Reliance Industries Ltd.	471,570	11,165
Rural Electrification Corp. Ltd.	587,236	3,928
Sun TV Network Ltd.	328,961	3,869
Tata Consultancy Services Ltd.	266,194	6,939
Tata Motors Ltd.	154,151	4,511
		114,720
Indonesia (4.3%)
Astra International Tbk PT	1,713,400	10,374
Bank Central Asia Tbk PT	10,389,000	7,379
Golden Agri-Resources Ltd.	9,813,000	6,117
Indofood Sukses Makmur Tbk PT	10,209,500	5,524
Indosat Tbk PT	8,515,500	5,104
Lippo Karawaci Tbk PT	90,267,000	6,813
Perusahaan Gas Negara PT	5,982,500	2,938
Telekomunikasi Indonesia Tbk PT	6,817,000	6,015
		50,264
Korea, Republic of (12.1%)
Amorepacific Corp. (b)	2,557	2,566
Cheil Industries, Inc. (b)	54,300	5,311
Cheil Worldwide, Inc. (b)	318,885	3,892
GS Engineering & Construction Corp.	37,017	3,784
Hana Financial Group, Inc.	81,570	3,112

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
Hyundai Engineering & Construction Co., Ltd. (b)	45,904	$2,924
Hyundai Heavy Industries Co., Ltd. (b)	11,510	4,493
Hyundai Mobis (b)	33,269	8,340
Hyundai Motor Co. (b)	74,428	11,378
Hyundai Steel Co. (b)	24,148	2,649
KB Financial Group, Inc. (b)	170,413	9,009
LG Chem Ltd. (b)	30,663	10,564
LG Display Co., Ltd. (b)	109,340	3,834
LG Display Co., Ltd. ADR (a)(b)	45,800	813
NHN Corp. (b)	26,247	5,250
OCI Co., Ltd. (b)	17,973	5,226
Samsung C&T Corp. (b)	65,315	4,541
Samsung Electronics Co., Ltd.	30,537	25,535
Samsung Electronics Co., Ltd. (Preference)	7,392	4,227
Samsung Fire & Marine Insurance Co., Ltd.	31,604	6,266
Shinhan Financial Group Co., Ltd. (b)	179,936	8,387
Shinsegae Co., Ltd. (b)	6,257	3,385
SSCP Co., Ltd.	159,320	674
Woongjin Coway Co., Ltd. (b)	171,832	6,102
		142,262
Lebanon (0.7%)
Banque Audi sal- Audi Saradar Group GDR	479,867	4,309
BLOM Bank SAL GDR	380,490	3,957
		8,266
Malaysia (1.5%)
Axiata Group Bhd (b)	8,413,800	12,961
Sime Darby Bhd	1,650,900	4,712
		17,673
Mexico (5.6%)
America Movil SAB de CV, Class L ADR	400,249	22,950
Desarrolladora Homex SAB de CV ADR (a)(b)	100,711	3,405
Empresas ICA SAB de CV (b)	984,800	2,513
Fomento Economico Mexicano SAB de CV ADR	154,200	8,623
Genomma Lab Internacional SA de CV, Class B (b)	1,602,300	3,889
Grupo Financiero Banorte SAB de CV Series O	1,439,298	6,841
Grupo Mexico SAB de CV	1,469,600	6,050
Wal-Mart de Mexico SAB de CV Series V	4,175,300	11,931
		66,202
Peru (1.8%)
Cia de Minas Buenaventura SA ADR	109,000	5,337
Credicorp Ltd.	73,830	8,779
Southern Copper Corp.	135,281	6,593
		20,709
Philippines (2.1%)
Ayala Corp.	503,430	4,527
Metro Pacific Investments Corp.	55,204,000	4,902
Metropolitan Bank & Trust	3,211,700	5,278
Philippine Long Distance Telephone Co.	78,370	4,569
SM Investments Corp.	416,160	5,158
		24,434

	Shares	Value (000)
Poland (3.3%)
Bank Pekao SA	116,944	$7,071
Central European Distribution Corp. (a)(b)	257,787	5,903
Jeronimo Martins SGPS SA	505,392	7,699
Powszechna Kasa Oszczednosci Bank Polski SA	666,993	9,767
Telekomunikacja Polska SA	1,497,885	8,273
		38,713
Russia (4.8%)
Federal Hydrogenerating Co. JSC (b)	4,803,416	257
Lukoil OAO ADR	211,651	12,111
Mail.ru Group Ltd. GDR (b)(c)	118,979	4,283
O'Key Group SA GDR (b)(c)	359,663	4,952
Protek (b)	2,249,482	4,716
Sberbank of Russian Federation	6,467,507	22,085
Wimm-Bill-Dann Foods OJSC ADR (a)	255,336	8,418
		56,822
South Africa (7.2%)
AVI Ltd.	1,561,470	7,144
Clicks Group Ltd.	997,200	6,561
Impala Platinum Holdings Ltd.	435,800	15,411
Imperial Holdings Ltd.	241,100	4,666
MTN Group Ltd.	893,566	18,233
Naspers Ltd., Class N	272,076	16,023
Pick n Pay Stores Ltd. (a)	953,944	7,009
SABMiller PLC	275,652	9,856
		84,903
Taiwan, Province of China (8.0%)
Acer, Inc.	1,756,541	5,428
Asustek Computer, Inc.	594,600	5,649
AU Optronics Corp. (b)	4,066,990	4,226
Catcher Technology Co. Ltd.	685,000	2,537
Chimei Innolux Corp. (b)	3,588,000	4,959
China Steel Corp.	3,185,828	3,660
Formosa Plastics Corp.	1,828,000	6,113
Fubon Financial Holding Co., Ltd.	3,619,415	4,966
Hon Hai Precision Industry Co., Ltd.	3,326,712	13,407
HTC Corp.	279,693	8,634
Kinsus Interconnect Technology Corp.	728,000	2,472
Lite-On Technology Corp.	1,246,078	1,714
MStar Semiconductor, Inc. (b)	49,000	472
Taiwan Fertilizer Co., Ltd.	1,239,000	4,632
Taiwan Semiconductor Manufacturing Co., Ltd.	5,901,242	14,370
Uni-President Enterprises Corp.	4,491,200	6,662
Yuanta Financial Holding Co., Ltd.	5,447,000	4,073
		93,974
Thailand (2.9%)
Kasikornbank PCL (Foreign)	628,500	2,721
Kasikornbank PCL NVDR	1,745,700	7,268
PTT PCL NVDR	668,000	7,091
Siam Cement PCL NVDR	730,300	8,261
Siam Commercial Bank PCL (Foreign)	986,100	3,385
Total Access Communication PCL NVDR	3,953,900	5,509
		34,235

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Turkey (2.5%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	552,076	$8,367
Coca-Cola Icecek AS	314,902	4,161
TAV Havalimanlari Holding AS (b)	1,479,558	7,168
Tupras Turkiye Petrol Rafinerileri AS	167,731	4,193
Turk Telekomunikasyon AS	1,356,141	5,709
		29,598
United States (1.1%)
Mead Johnson Nutrition Co.	202,939	12,634
Total Common Stocks (Cost $878,379)		1,128,213
Investment Company (0.5%)
India (0.5%)
Morgan Stanley Growth Fund (See Note H) (Cost $708) (b)	3,926,900	6,075
	No. of Rights
Rights (0.0%)
Brazil (0.0%)
Banco Bradesco SA (b) (expires 1/31/11)	1,203	6
Philippines (0.0%)
Metropolitan Bank & Trust (b) (expires 1/14/11)	336,057	169
Total Rights (Cost $—)		175
	Shares
Short-Term Investments (5.8%)
Securities held as Collateral on Loaned Securities (1.9%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	17,047,913	17,048
	Face Amount (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (0.20%, dated 12/31/10, due 1/3/11; proceeds $3,268; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $3,334)	$3,268	3,268
Deutsche Bank Securities, Inc., (0.28%, dated 12/31/10, due 1/3/11; proceeds $1,792; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $1,828)	1,792	1,792
		5,060
Total Securities held as Collateral on Loaned Securities (Cost $22,108)		22,108

	Shares	Value (000)
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $45,763)	45,763,417	$45,763
Total Short-Term Investments (Cost $67,871)		67,871
Total Investments (102.3%) (Cost $946,958) Including $30,491 of Securities Loaned		1,202,334
Liabilities in Excess of Other Assets (-2.3%)		(27,487)
Net Assets (100.0%)		$1,174,847

(a)  All or a portion of this security was on loan at December 31, 2010.

(b)  Non-income producing security.

(c)  144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non-Voting Depositary Receipt

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$8,340	$—	$—	$8,340
Automobiles	29,269	—	—	29,269
Beverages	53,168	—	—	53,168
Capital Markets	7,381	—	—	7,381
Chemicals	37,075	—	—	37,075
Commercial Banks	168,386	27,958	—	196,344
Communications Equipment	8,634	—	—	8,634
Computers & Peripherals	15,328	—	—	15,328
Construction & Engineering	18,323	—	—	18,323
Construction Materials	8,261	—	—	8,261
Distributors	4,666	—	—	4,666
Diversified Financial Services	32,895	—	—	32,895
Diversified Telecommunication Services	32,009	—	—	32,009
Electric Utilities	2,325	257	—	2,582
Electrical Equipment	3,679	—	—	3,679
Electronic Equipment, Instruments & Components	27,239	—	—	27,239
Energy Equipment & Services	5,481	—	—	5,481
Food & Staples Retailing	30,024	—	—	30,024
Food Products	70,781	—	—	70,781
Gas Utilities	5,775	—	—	5,775
Health Care Providers & Services	—	4,716	—	4,716
Household Durables	22,100	—	—	22,100
Household Products	3,095	—	—	3,095
Independent Power Producers & Energy Traders	5,071	—	—	5,071
Industrial Conglomerates	14,949	—	—	14,949
Information Technology Services	24,910	—	—	24,910
Insurance	31,883	—	—	31,883
Internet Software & Services	21,197	—	—	21,197
Machinery	9,004	—	—	9,004
Media	23,784	—	—	23,784
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Metals & Mining	$78,739	$—	$—	$78,739
Multiline Retail	6,561	—	—	6,561
Oil, Gas & Consumable Fuels	82,731	—	—	82,731
Personal Products	5,986	—	—	5,986
Pharmaceuticals	23,908	—	—	23,908
Real Estate Management & Development	6,813	—	—	6,813
Semiconductors & Semiconductor Equipment	49,876	—	—	49,876
Specialty Retail	6,608	—	—	6,608
Tobacco	3,041	—	—	3,041
Trading Companies & Distributors	4,541	—	—	4,541
Transportation Infrastructure	7,168	—	—	7,168
Wireless Telecommunication Services	94,278	—	—	94,278
Total Common Stocks	1,095,282	32,931	—	1,128,213
Investment Company	6,075	—	—	6,075
Rights	6	169	—	175
Short-Term Investments
Investment Company	62,811	—	—	62,811
Repurchase Agreements	—	5,060	—	5,060
Total Short-Term Investments	62,811	5,060	—	67,871
Total Assets	$1,164,174	$38,160	$—	$1,202,334

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $614,570,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $883,439)	$1,133,448
Investment in Security of Affiliated Issuers, at Value (Cost $63,519)	68,886
Total Investments in Securities, at Value (Cost $946,958)	1,202,334
Foreign Currency, at Value (Cost $1,033)	1,047
Cash	77
Receivable for Investments Sold	2,650
Dividends Receivable	506
Receivable for Portfolio Shares Sold	266
Tax Reclaim Receivable	23
Receivable from Affiliate	6
Other Assets	4
Total Assets	1,206,913
Liabilities:
Collateral on Securities Loaned, at Value	22,108
Payable for Investments Purchased	3,934
Payable for Investment Advisory Fees	3,426
Deferred Capital Gain Country Tax	1,690
Payable for Portfolio Shares Redeemed	356
Payable for Administration Fees	244
Payable for Custodian Fees	160
Payable for Professional Fees	37
Distribution Fees — Class II Shares	19
Payable for Directors' Fees and Expenses	13
Other Liabilities	79
Total Liabilities	32,066
NET ASSETS	$1,174,847
Net Assets Consist of:
Paid-in-Capital	$1,059,910
Distributions in Excess of Net Investment Income	(1,821)
Accumulated Net Realized Loss	(136,941)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $1,690 Deferred Capital Gain Country Tax)	248,320
Investments in Affiliates	5,367
Foreign Currency Translations	12
Net Assets	$1,174,847
CLASS I:
Net Assets	$681,350
Net Asset Value, Offering and Redemption Price Per Share Applicable to 44,291,801 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.38
CLASS II:
Net Assets	$493,497
Net Asset Value, Offering and Redemption Price Per Share Applicable to 32,164,838 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.34
(1) Including:
Securities on Loan, at Value:	$30,491

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,995 of Foreign Taxes Withheld)	$19,135
Dividends from Security of Affiliated Issuer	254
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	19,390
Expenses:
Investment Advisory Fees (Note B)	12,546
Administration Fees (Note C)	2,565
Distribution Fees — Class II Shares (Note D)	1,478
Custodian Fees (Note F)	1,045
Professional Fees	131
Shareholder Reporting Fees	105
Directors' Fees and Expenses	27
Pricing Fees	11
Transfer Agency Fees (Note E)	4
Other Expenses	43
Total Expenses	17,955
Distribution Fees — Class II Shares Waived (Note D)	(1,266)
Rebate from Morgan Stanley Affiliates (Note H)	(89)
Voluntary Waiver of Investment Advisory Fees (Note B)	(84)
Net Expenses	16,516
Net Investment Income	2,874
Realized Gain (Loss):
Investments Sold (Net of $28 Deferred Capital Gains Country Tax)	96,218
Foreign Currency Transactions	(48)
Net Realized Gain	96,170
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gains Country Tax of $1,151)	78,699
Investments in Affiliates	1,236
Foreign Currency Translations	14
Net Change in Unrealized Appreciation (Depreciation)	79,949
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	176,119
Net Increase in Net Assets Resulting from Operations	$178,993

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,874	$2,813
Net Realized Gain (Loss)	96,170	(118,348)
Net Change in Unrealized Appreciation (Depreciation)	79,949	504,925
Net Increase in Net Assets Resulting from Operations	178,993	389,390
Distributions in Excess of:
Class I:
Net Investment Income	(3,772)	—
Class II:
Net Investment Income	(2,441)	—
Total Distributions	(6,213)	—
Capital Share Transactions:(1)
Class I:
Subscribed	92,486	121,323
Distributions Reinvested	3,772	—
Redeemed	(109,736)	(117,723)
Class II:
Subscribed	82,118	94,409
Distributions Reinvested	2,441	—
Redeemed	(71,429)	(46,050)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(348)	51,959
Regulatory Settlement Proceeds:
Net Increase from Regulatory Settlement (Note I)	2,715	—
Total Increase in Net Assets	175,147	441,349
Net Assets:
Beginning of Period	999,700	558,351
End of Period (Including (Distributions in Excess of) Undistributed Net Investment Income of $(1,821) and $2,022)	$1,174,847	$999,700
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,863	12,126
Shares Issued on Distributions Reinvested	310	—
Shares Redeemed	(8,369)	(12,418)
Net Decrease in Class I Shares Outstanding	(1,196)	(292)
Class II:
Shares Subscribed	6,027	9,018
Shares Issued on Distributions Reinvested	201	—
Shares Redeemed	(5,490)	(4,812)
Net Increase in Class II Shares Outstanding	738	4,206

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$13.01		$7.66		$24.27	$19.53		$14.73
Income (Loss) from Investment Operations:
Net Investment Income†	0.04		0.04		0.08	0.01		0.05
Net Realized and Unrealized Gain (Loss)	2.37		5.31		(11.33)	7.45		5.27
Total from Investment Operations	2.41		5.35		(11.25)	7.46		5.32
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		—		—	(0.10)		(0.13)
Net Realized Gain	—		—		(5.36)	(2.62)		(0.39)
Total Distributions	(0.08)		—		(5.36)	(2.72)		(0.52)
Regulatory Settlement Proceeds ^^	0.04		—		—	—		—
Net Asset Value, End of Period	$15.38		$13.01		$7.66	$24.27		$19.53
Total Return ++	19.02%		69.84%		(56.62)%	40.45%		37.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$681,350		$591,835		$350,649	$1,220,017		$868,701
Ratio of Expenses to Average Net Assets(1)	1.59	%+††	1.59	%+	1.60%+	1.58	%+	1.62%^
Ratio of Net Investment Income to Average Net Assets(1)	0.30	%+††	0.41	%+	0.52%+	0.03	%+	0.31%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	63%		64%		98%	107%		77%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.61	%+††	1.61	%+	1.62%+	1.58	%+	1.63%
Net Investment Income to Average Net Assets	0.28	%+††	0.39	%+	0.50%+	0.03	%+	0.30%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.31% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 18.71%.

^  Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.65% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$12.98		$7.63		$24.25	$19.52	$14.71
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03		0.03		0.07	(0.01)	0.03
Net Realized and Unrealized Gain (Loss)	2.37		5.32		(11.33)	7.46	5.30
Total from Investment Operations	2.40		5.35		(11.26)	7.45	5.33
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		—		—	(0.10)	(0.13)
Net Realized Gain	—		—		(5.36)	(2.62)	(0.39)
Total Distributions	(0.08)		—		(5.36)	(2.72)	(0.52)
Regulatory Settlement Proceeds ^^	0.04		—		—	—	—
Net Asset Value, End of Period	$15.34		$12.98		$7.63	$24.25	$19.52
Total Return ++	18.94%		70.12%		(56.74)%	40.45%	37.17%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$493,497		$407,865		$207,702	$453,483	$229,038
Ratio of Expenses to Average Net Assets(1)	1.64	%+††	1.64	%+	1.65%+	1.63%+	1.67%^
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.25	%+††	0.34	%+	0.47%+	(0.04)%+	0.19%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.00%§	0.00%§	N/A
Portfolio Turnover Rate	63%		64%		98%	107%	77%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.96	%+††	1.96	%+	1.97%+	1.93%+	1.98%
Net Investment Income (Loss) to Average Net Assets	(0.07	)%+††	0.02	%+	0.15%+	(0.34)%+	(0.12)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an affiliated third party, which had an impact of 0.31% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 18.63%.

^  Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class II shares. Prior to June 1, 2006, the maximum ratio was 1.70% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2010, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency Securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio's Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2010 were approximately $30,491,000 and $22,110,000, respectively. The Portfolio received cash collateral of approximately $22,110,000 of which $22,108,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2010 there was uninvested cash collateral of approximately $2,000, which is not reflected in the Portfolio of Investments. For the year ended December 31, 2010, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $208,000. The Portfolio did not maintain 100% collateral coverage at December 31, 2010. This was corrected on the next business day.

4.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

proceedings. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

5.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets,

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

exceed the maximum ratio of 1.60% for Class I shares and 1.65% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2010, this waiver amounted to approximately $84,000.

Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers ("Sub-Advisers") for the Portfolio on a day-to-day basis. The Sub-Advisors select, levy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the administrator received from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2010, this waiver amounted to approximately $1,266,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,213	$—	$—	$—

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and market timing litigation, resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(504)	$3,219	$(2,715)

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,009	$—

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$963,534	$261,477	$(22,677)	$238,800

At December 31, 2010, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $126,184,000 which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $91,103,000.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Morgan Stanley Growth Fund. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $58,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund. The Morgan Stanley Growth Fund has a cost basis of approximately $708,000 at December 31, 2010.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$4,839	$—	$—	$—	$6,075

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $31,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$80,214	$272,063	$289,466	$46	$62,811

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $621,077,000 and $623,354,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

During the year ended December 31, 2010, the Portfolio incurred approximately $55,000 in brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer. Additionally, during the year ended December 31, 2010, the Portfolio incurred approximately $120,000

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

in brokerage commissions with Citigroup, Inc., an affiliated broker/dealer

I. The Fund received $2,715,110 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in-capital in the accompanying financial statements.

J. Other (unaudited): At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 71.7% and 80.0%, for Class I and Class II shares, respectively.

K. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2010.

The Portfolio intends to pass through foreign tax credits of approximately $1,960,000, and has derived net income from sources within foreign countries amounting to approximately $20,968,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
IU11-00248I-Y12/10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Franchise Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Example (unaudited)

Global Franchise Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$1,177.40	$1,019.06	$6.70	$6.21	1.22%

*  Expenses are calculated using each Portfolio's annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that the Portfolio's sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers"), believe have, among other things, resilient business franchises and growth potential.

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.05%, net of fees, for Class II shares. The Portfolio's Class II shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned 11.76%.

Factors Affecting Performance

•  The equity market "risk lever" lurched hard to "on" in December after the Obama stimulus and Irish debt packages were unveiled at the beginning of the month, leading the MSCI World Index to a strong finish to a manic-depressive "risk on, risk off" trading year. The December 7.4% return put the Index 11.8% up for the year.

•  2010 was also a year that experienced one of the highest levels of stock correlation ever — greater even than that during the Lehman Brothers crisis. Markets have largely responded to three themes — a second round of quantitative easing in the U.S., debt-ridden countries around the European periphery, and BRIC (Brazil, Russia, India, and China) growth — with stocks fluctuating according to their perceived interrelation with these themes, often in contrast to their actual relevance. This is both a source of frustration and opportunity for stock pickers. It is frustrating when stocks are rewarded or punished when longer-term fundamentals (which are the basis of our investment philosophy) do not justify such moves. On the other hand, market volatility can often present buying opportunities for investment candidates.

•  Although stock selection in consumer discretionary and underweight allocations to the top-performing materials and industrials sectors detracted from performance for the year, this was more than offset by strong stock selection in and the allocation to consumer staples, and the underweight allocation to financials, one of the weakest-performing sectors.

•  The Portfolio's underweight in health care and no exposure to the worst performing utilities sector also added to performance for the year.

•  Positive contributors to performance during the period were British American Tobacco, Swedish Match, and Nestle.*

•  The largest detractors to performance were Wolters Kluwer, McGraw-Hill and Experian.*

Management Strategies

•  During the year, we sold out of Starbucks, Ebay, Fortune Brands, Career Education, Wolters Kluwer and McGraw-Hill. We initiated positions in Mead Johnson, Admiral, Accenture, Microsoft, Visa, Herbalife and Davide Compari.*

•  We do remain nervous about the potential contortions of markets subject to the macroeconomic pressures created from the titanic struggle between central banks' quantitative easing and the Western world's need to reduce debt. However, we also remain convinced that finding companies whose long-term fortunes are relatively free from such market disturbance — companies with high return on invested capital, pricing power, high-quality management and a conservative financial structure — are important and vastly underrated attributes in today's hyper-competitive and unpredictable world.

•  We remain focused on the global franchise philosophy of investing. We look for companies with high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in well-run companies that capitalize on their intangible assets to compound shareholder wealth at a superior rate over the long-term. We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock's quality and value characteristics. The end result is a concentrated portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

*  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Global Franchise Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Since Inception(4)
Portfolio – Class II(3)	14.05%	6.97%	10.73%
MSCI World Index	11.76	2.43	8.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	27.2%
Tobacco	24.4
Food Products	19.0
Household Products	11.0
Beverages	10.5
Information Technology Services	7.9
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.5%)
Finland (2.7%)
Kone Oyj, Class B	47,912	$2,663
France (0.3%)
Danone	4,856	305
Italy (1.1%)
Davide Campari-Milano SpA	163,884	1,067
Japan (3.1%)
Kao Corp.	114,900	3,097
Netherlands (1.5%)
Reed Elsevier N.V.	122,890	1,520
Sweden (4.9%)
Swedish Match AB	168,482	4,877
Switzerland (9.8%)
Nestle SA (Registered)	119,567	7,001
Novartis AG (Registered)	48,405	2,845
		9,846
United Kingdom (31.6%)
Admiral Group PLC	95,258	2,250
British American Tobacco PLC	213,579	8,203
Diageo PLC	125,453	2,318
Experian PLC	80,336	1,000
Imperial Tobacco Group PLC	210,095	6,446
Reckitt Benckiser Group PLC	116,357	6,395
Unilever PLC	162,977	4,988
		31,600
United States (42.5%)
Accenture PLC, Class A	88,779	4,305
Brown-Forman Corp., Class B	14,719	1,025
Dr. Pepper Snapple Group, Inc.	173,309	6,094
Herbalife Ltd.	20,330	1,390
Kellogg Co.	92,002	4,699
Mead Johnson Nutrition Co.	31,852	1,983
Microsoft Corp.	175,627	4,903
Moody's Corp.	97,420	2,585
Philip Morris International, Inc.	80,960	4,739
Procter & Gamble Co. (The)	71,616	4,607
Scotts Miracle-Gro Co. (The), Class A	37,160	1,887
Visa, Inc., Class A	50,277	3,538
Weight Watchers International, Inc.	16,718	627
		42,382
Total Common Stocks (Cost $80,107)		97,357
Short-Term Investment (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $2,267)	2,267,259	2,267
Total Investments (99.8%) (Cost $82,374)		99,624
Other Assets in Excess of Liabilities (0.2%)		167
Net Assets (100.0%)		$99,791

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank London	GBP	151	$235	1/5/11	USD	234	$234	$(1)

GBP  — British Pound

USD  — United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$10,504	$—	$—	$10,504
Chemicals	1,887	—	—	1,887
Diversified Consumer Services	627	—	—	627
Diversified Financial Services	2,585	—	—	2,585
Food Products	18,976	—	—	18,976
Household Products	11,002	—	—	11,002
Information Technology Services	7,843	—	—	7,843
Insurance	2,250	—	—	2,250
Machinery	2,663	—	—	2,663
Media	1,520	—	—	1,520
Personal Products	4,487	—	—	4,487
Pharmaceuticals	2,845	—	—	2,845
Professional Services	1,000	—	—	1,000
Software	4,903	—	—	4,903
Tobacco	24,265	—	—	24,265
Total Common Stocks	97,357	—	—	97,357
Short-Term Investment
Investment Company	2,267	—	—	2,267
Total Assets	99,624	—	—	99,624
Liabilities:
Foreign Currency Exchange Contracts	—	(1)	—	(1)
Total	$99,624	$(1)	$—	$99,623

The accompanying notes are an integral part of the financial statements.
4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Franchise Portfolio

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $51,658,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $80,107)	$97,357
Investment in Security of Affiliated Issuer, at Value (Cost $2,267)	2,267
Total Investments in Securities, at Value (Cost $82,374)	99,624
Foreign Currency, at Value (Cost $48)	48
Receivable for Investments Sold	235
Dividends Receivable	113
Tax Reclaim Receivable	82
Receivable for Portfolio Shares Sold	2
Receivable from Affiliate	—	@
Other Assets	—	@
Total Assets	100,104
Liabilities:
Payable for Investment Advisory Fees	200
Payable for Portfolio Shares Redeemed	47
Payable for Administration Fees	21
Payable for Professional Fees	16
Payable for Custodian Fees	5
Distribution Fees — Class II Shares	4
Unrealized Depreciation on Foreign Currency Exchange Contracts	1
Payable for Directors' Fees and Expenses	1
Other Liabilities	18
Total Liabilities	313
NET ASSETS	$99,791
Net Assets Consist of:
Paid-in-Capital	$84,033
Undistributed Net Investment Income	3,057
Accumulated Net Realized Loss	(4,560)
Unrealized Appreciation (Depreciation) on:
Investments	17,250
Foreign Currency Exchange Contracts	(1)
Foreign Currency Translations	12
Net Assets	$99,791
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,682,990 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.93

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $238 of Foreign Taxes Withheld)	$3,186
Dividends from Security of Affiliated Issuer	1
Total Investment Income	3,187
Expenses:
Investment Advisory Fees (Note B)	819
Distribution Fees — Class II Shares (Note D)	358
Administration Fees (Note C)	256
Custodian Fees (Note F)	34
Professional Fees	31
Shareholder Reporting Fees	22
Directors' Fees and Expenses	3
Pricing Fees	3
Transfer Agency Fees (Note E)	— @
Other Expenses	12
Total Expenses	1,538
Distribution Fees — Class II Shares Waived (Note D)	(307)
Voluntary Waiver of Investment Advisory Fees (Note B)	(4)
Rebate from Morgan Stanley Affiliate (Note H)	(3)
Net Expenses	1,224
Net Investment Income	1,963
Realized Gain (Loss):
Investments Sold	4,837
Foreign Currency Exchange Contracts	1,530
Foreign Currency Transactions	(47)
Net Realized Gain	6,320
Change in Unrealized Appreciation (Depreciation):
Investments	5,228
Foreign Currency Exchange Contracts	(387)
Foreign Currency Translations	6
Net Change in Unrealized Appreciation (Depreciation)	4,847
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,167
Net Increase in Net Assets Resulting from Operations	$13,130

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,963	$1,617
Net Realized Gain (Loss)	6,320	(8,200)
Net Change in Unrealized Appreciation (Depreciation)	4,847	32,291
Net Increase in Net Assets Resulting from Operations	13,130	25,708
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(567)	(7,980)
Net Realized Gain	—	(5,143)
Total Distributions	(567)	(13,123)
Capital Share Transactions:(1)
Class II:
Subscribed	3,146	3,825
Distributions Reinvested	567	13,123
Redeemed	(26,418)	(18,994)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(22,705)	(2,046)
Total Increase (Decrease) in Net Assets	(10,142)	10,539
Net Assets:
Beginning of Period	109,933	99,394
End of Period (Including Undistributed Net Investment Income of $3,057 and $179)	$99,791	$109,933
(1) Capital Share Transactions:
Class II:
Shares Subscribed	228	321
Shares Issued on Distributions Reinvested	45	1,244
Shares Redeemed	(1,936)	(1,639)
Net Decrease in Class II Shares Outstanding	(1,663)	(74)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$13.17		$11.81		$18.09	$18.03		$15.42
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.19		0.37	0.34		0.25
Net Realized and Unrealized Gain (Loss)	1.58		2.87		(5.42)	1.42		2.99
Total from Investment Operations	1.84		3.06		(5.05)	1.76		3.24
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(1.03)		(0.27)	—		(0.24)
Net Realized Gain	—		(0.67)		(0.96)	(1.70)		(0.39)
Total Distributions	(0.08)		(1.70)		(1.23)	(1.70)		(0.63)
Net Asset Value, End of Period	$14.93		$13.17		$11.81	$18.09		$18.03
Total Return ++	14.05%		29.56%		(28.94)%	9.78%		21.51%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$99,791		$109,933		$99,394	$179,712		$169,392
Ratio of Expenses to Average Net Assets(1)	1.20	%+	1.18	%+	1.18%+	1.16	%+	1.19%
Ratio of Net Investment Income to Average Net Assets(1)	1.92	%+	1.65	%+	2.47%+	1.86	%+	1.51%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	35%		18%		26%	22%		28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.50	%+	1.48	%+	1.48%+	1.46	%+	1.49%
Net Investment Income to Average Net Assets	1.62	%+	1.35	%+	2.17%+	1.56	%+	1.21%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that the Portfolio's sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers"), believe have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2010, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: The Portfolio used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2010.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)
Currency Risk	Payables	$(1)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2010 in accordance with ASC 815.

	Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$1,530
	Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$(387)

For the year ended December 31, 2010, the average monthly principal amount of foreign exchange contracts was $13,204,000.

4.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made required disclosures in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

measurements is required for fiscal years and interim periods beginning after December 15, 2010.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2010, this waiver amounted to approximately $4,000.

Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers ("Sub-Advisers") for the Portfolio on a day-to-day basis. The Sub-Advisors select, levy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2010, this waiver amounted to approximately $307,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$567	$—	$7,980	$5,143

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distribution redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$1,482	$(1,482)	$—

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,057	$—

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$82,987	$17,657	$(1,020)	$16,637

At December 31, 2010, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $3,947,000 which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,175,000.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$3,541	$28,310	$29,584	$1	$2,267

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $35,017,000 and $53,810,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

During the year ended December 31, 2010, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer. Additionally, during the year ended December 31, 2010, the Portfolio incurred approximately $3,000 in brokerage commissions with Citigroup, Inc., an affiliated broker/dealer.

I. Other (unaudited): At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 87.9% for Class II shares.

J. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2010.

For corporate shareholders, 98.1% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2010.

The Portfolio intends to pass through foreign tax credits of approximately $157,000, and has derived net income from sources within foreign countries amounting to approximately $2,479,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
IU11-00249P-Y12/10

22

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Example (unaudited)

Global Real Estate Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,263.20	$1,018.30	$7.82	$6.97	1.37%

*  Expenses are calculated using the Portfolio's annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers") seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the U.S. (foreign real estate companies). The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets.

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 22.32%, net of fees, for Class II shares. The Portfolio's Class II shares outperformed against the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 20.17%, and outperformed the Morgan Stanley Capital International (MSCI) World Index, which returned 11.76%.

Factors Affecting Performance

•  The global real estate securities market gained 20.17% in the 12-month period ending December 31, 2010, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors, but is still down approximately 25% from peak levels. For most of the period, the sector continued the strong recovery that began in mid-March 2009. After declining in January on concerns over the sustainability of the global economic recovery, continued fiscal difficulties in Greece and new banking regulations in the U.S., the global real estate securities market posted significant gains through April. The gains appeared to be driven by an improved global economic outlook and continued improvements in capital market conditions. Subsequently, the sector declined through June alongside the broader equity markets, which fell on concerns over the sustainability of the global economic recovery and the European sovereign debt crisis. For the remainder of the period, share prices appeared to be mostly influenced by the rally in the equity market.

•  Among the three regional portfolios, the U.S. and Asian portfolios contributed to performance while the European portfolio detracted. Global allocation among the regional portfolios and cash held in the Portfolio detracted. In Asia, the Portfolio benefited from stock selection in Hong Kong, Australia and Singapore; this was partially offset by the impact of stock selection in Japan. In Europe, the Portfolio benefited from stock selection in France and the Netherlands and the underweight to Belgium; this was offset by the effects of stock selection within and the overweight to the U.K. and the underweight to Sweden. In the U.S, the Portfolio benefited from stock selection within and the overweight to the hotel and apartment sectors, and stock selection in the office and diversified sectors; this was partially offset by the impact of stock selection in the shopping center sector.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation, which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining a measure of portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2010, the Portfolio was overweight the Asian listed property sector, modestly overweight the European listed property sector and underweight the U.S. listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We expect underlying property fundamentals and values for prime assets in key markets within Hong Kong to experience stronger improvements than other markets given relatively low vacancy, strong tenant demand and limited new supply over the next few years. The Hong Kong REOCs ended the period trading at meaningful discounts to NAV after adjusting for NAV growth based on continued strong rental growth for the office and retail sectors. In Japan, rents and occupancy, which have reached trough levels, are expected to have stabilized for prime assets in the major wards in Central Tokyo. The Japanese REOCs traded at the widest discounts to NAV on a global basis, even after recent share price gains. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more favorable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Global Real Estate Portfolio

sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which have more limited access to financing and maintain predominant exposure to secondary assets. The Portfolio was underweight the Australian listed property trust (LPT) sector, which traded at modest discounts to NAV.

•  In Europe, the portfolio was overweight the U.K. and underweight the Continent. Valuations on the Continent ended the period trading at a premium to NAV based on reported NAVs, which only reflect marginal asset value declines since the start of the credit crisis. Valuations in the U.K. continued to trade at a discount to reported NAVs, which have started to recover after experiencing significant declines since June 2007.

•  The Portfolio was underweight the U.S., which traded at a premium to NAVs which reflect an approximate 20% decline in asset values from peak levels. Within the U.S., the Portfolio was overweight to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and underweight to companies concentrated in the ownership of industrial, suburban office and health care assets.

•  In contrast to the relatively more stable outlook for underlying property fundamentals and valuations in most markets in Asia, prospects for underlying property fundamentals in the U.S. and Europe remain uncertain, although asset values appear to be recovering from trough levels on the back of continued improvements in capital market conditions. A key issue remains achieving greater clarity on asset values. There continued to be only modest product available for sale, with the number of buyers far exceeding the number of sellers, and liquidity continues to build on the sidelines. It is noteworthy that the performance gap between prime and secondary assets continues to widen. For prime assets with a more stable income stream, the market is witnessing stronger investor demand at increasingly aggressive bids. In addition, these assets are generally benefiting from relatively more favorable underlying property fundamentals. In contrast, for secondary assets, the wide bid-ask spread appears to be a key factor for the stagnant investment market, and underlying property fundamentals for these assets are generally weaker. It is notable that given the improvements in the capital markets and the significant amount of equity issued by the public companies to improve their balance sheets, the magnitude of asset value declines has narrowed from previous expectations. In some sub-segments of these markets, we believe current share price valuations already reflect the prospective weakening in underlying fundamentals and asset values. In the short term, share prices may experience incremental weakness, but we believe that expected returns over the medium and long-term are compelling given the current pricing for many of the companies provides an entry point that already reflects downside risks.

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Net Index — Net Total Return to U.S. Investors(1) and the Morgan Stanley Capital International (MSCI) World Index(2)

	Total Returns(3)
		Average Annual
	One Year	Since Inception(5)
Portfolio – Class II(4)	22.32%	1.76%
FTSE EPRA/NAREIT Developed Real Estate Net Index — Net Total Return to U.S. Investors	20.17	0.16
MSCI World Index	11.76	0.56

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to US Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Global Real Estate Portfolio

*  Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	40.9%
Retail	19.8
Office	12.5
Residential	10.8
Other**	16.0
Total Investments	100.0%

**  Industries representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Australia (7.9%)
CFS Retail Property Trust REIT	314,653	$566
Commonwealth Property Office Fund REIT	309,238	263
Dexus Property Group REIT	100,253	81
GPT Group REIT	236,863	712
Mirvac Group REIT	227,915	286
Stockland REIT	316,392	1,165
Westfield Group REIT	319,952	3,135
Westfield Retail Trust REIT (a)	396,313	1,042
		7,250
Austria (0.1%)
Atrium European Real Estate Ltd.	6,977	41
Conwert Immobilien Invest SE	2,093	30
		71
Belgium (0.1%)
Befimmo SCA Sicafi REIT	1,324	108
Brazil (0.6%)
BR Malls Participacoes SA	21,360	220
BR Properties SA	26,300	288
		508
Canada (1.7%)
Boardwalk REIT	9,370	389
Extendicare REIT	19,710	182
RioCan REIT	43,630	965
		1,536
China (4.2%)
Agile Property Holdings Ltd. (c)	34,000	50
China Overseas Land & Investment Ltd. (c)	824,080	1,525
China Resources Land Ltd. (c)	713,000	1,302
Guangzhou R&F Properties Co., Ltd., Class H (c)	497,900	712
Poly Hong Kong Investments Ltd. (c)	105,000	103
Shimao Property Holdings Ltd. (c)	98,500	149
		3,841
Finland (0.2%)
Citycon Oyj	31,210	129
Sponda Oyj	7,388	38
		167
France (4.3%)
Fonciere Des Regions REIT	2,214	214
Gecina SA REIT	1,206	133
ICADE REIT	4,760	486
Klepierre REIT	15,391	555
Mercialys SA REIT	3,678	138
Societe de la Tour Eiffel REIT	855	66
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	1,264	156
Unibail-Rodamco SE REIT	10,834	2,143
		3,891
Germany (0.4%)
Alstria Office AG REIT	14,015	197
Deutsche Euroshop AG	4,818	186
		383

	Shares	Value (000)
Hong Kong (16.9%)
Hang Lung Properties Ltd.	293,000	$1,370
Henderson Land Development Co., Ltd.	159,265	1,086
Hongkong Land Holdings Ltd.	419,500	3,029
Hysan Development Co., Ltd.	175,587	827
Kerry Properties Ltd.	258,699	1,348
Sino Land Co., Ltd.	118,951	223
Sun Hung Kai Properties Ltd.	344,154	5,716
Wharf Holdings Ltd.	234,000	1,800
		15,399
Italy (0.3%)
Beni Stabili S.p.A.	375,129	317
Japan (11.6%)
Japan Real Estate Investment Corp. REIT	48	498
Mitsubishi Estate Co., Ltd.	199,000	3,691
Mitsui Fudosan Co., Ltd.	158,000	3,151
Nippon Building Fund, Inc. REIT	58	595
NTT Urban Development Corp.	267	263
Sumitomo Realty & Development Co., Ltd.	102,000	2,436
		10,634
Malta (0.0%)
BGP Holdings PLC (a)(b)	5,886,464	—
Netherlands (1.4%)
Corio N.V. REIT	8,853	568
Eurocommercial Properties N.V. CVA REIT	8,723	401
ProLogis European Properties (a)	23,906	154
Vastned Retail N.V. REIT	618	43
Wereldhave N.V. REIT	1,149	112
		1,278
Singapore (3.5%)
CapitaCommercial Trust REIT	159,000	186
CapitaLand Ltd.	454,000	1,312
CapitaMall Trust REIT	150,000	228
CapitaMalls Asia Ltd.	96,000	145
City Developments Ltd.	48,000	470
Keppel Land Ltd.	159,110	595
Suntec REIT	193,000	226
		3,162
Sweden (0.5%)
Atrium Ljungberg AB, Class B	6,789	87
Castellum AB	4,038	55
Hufvudstaden AB, Class A	29,490	345
		487
Switzerland (1.0%)
PSP Swiss Property AG (Registered) (a)	8,951	718
Swiss Prime Site AG (Registered) (a)	2,495	186
		904
United Kingdom (7.3%)
Big Yellow Group PLC REIT	56,574	309
British Land Co. PLC REIT	117,580	961
Capital & Counties Properties PLC	23,565	55

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Capital & Regional PLC (a)	239,687	$120
Capital Shopping Centres Group REIT	55,716	363
Derwent London PLC REIT	14,328	349
Development Securities PLC	30,566	107
Grainger PLC	179,122	295
Great Portland Estates PLC REIT	30,811	173
Hammerson PLC REIT	124,785	812
Land Securities Group PLC REIT	106,329	1,117
LXB Retail Properties PLC (a)	139,119	214
Metric Property Investments PLC REIT (a)	58,877	99
Minerva PLC (a)	85,506	106
Quintain Estates & Development PLC (a)	223,786	147
Safestore Holdings PLC	151,691	307
Segro PLC REIT	106,107	474
Shaftesbury PLC REIT	12,828	90
ST Modwen Properties PLC	89,454	230
Unite Group PLC (a)	107,994	327
		6,655
United States (36.3%)
Acadia Realty Trust REIT	19,481	355
AMB Property Corp. REIT	26,149	829
American Campus Communities, Inc. REIT	2,130	68
Assisted Living Concepts, Inc., Class A (a)	12,030	391
AvalonBay Communities, Inc. REIT	11,373	1,280
BioMed Realty Trust, Inc. REIT	4,745	88
Boston Properties, Inc. REIT	18,530	1,595
BRE Properties, Inc. REIT	1,500	65
Brookfield Properties Corp.	63,761	1,118
Camden Property Trust REIT	17,255	931
Capital Senior Living Corp. (a)	29,550	198
Colony Financial, Inc. REIT	107	2
CommonWealth REIT	5,285	135
Coresite Realty Corp.	10,670	145
Cousins Properties, Inc. REIT	58,506	488
CreXus Investment Corp. REIT	15,710	206
DCT Industrial Trust, Inc. REIT	43,570	231
Digital Realty Trust, Inc. REIT	7,190	371
Douglas Emmett, Inc. REIT	8,350	139
Duke Realty Corp. REIT	10,290	128
Equity Lifestyle Properties, Inc. REIT	11,115	622
Equity Residential REIT	57,249	2,974
Federal Realty Investment Trust REIT	5,851	456
Forest City Enterprises, Inc., Class A (a)	69,397	1,158
General Growth Properties, Inc. REIT	56,820	880
HCP, Inc. REIT	39,494	1,453
Healthcare Realty Trust, Inc. REIT	26,137	553
Host Hotels & Resorts, Inc. REIT	131,539	2,351
Hudson Pacific Properties, Inc. REIT	9,150	138
Kite Realty Group Trust REIT	20,110	109

	Shares	Value (000)
Lexington Realty Trust REIT	3,730	$30
Liberty Property Trust REIT	6,815	217
LTC Properties, Inc. REIT	3,160	89
Macerich Co. (The) REIT	5,851	277
Mack-Cali Realty Corp. REIT	20,817	688
Nationwide Health Properties, Inc. REIT	880	32
Parkway Properties Inc. REIT	2,108	37
Post Properties, Inc. REIT	4,349	158
PS Business Parks, Inc. REIT	3,638	203
Public Storage REIT	14,146	1,435
Regency Centers Corp. REIT	37,698	1,592
Retail Opportunity Investments Corp.	26,956	267
Senior Housing Properties Trust REIT	29,544	648
Simon Property Group, Inc. REIT	38,061	3,787
Sovran Self Storage, Inc. REIT	4,150	153
Starwood Hotels & Resorts Worldwide, Inc.	22,058	1,341
Starwood Property Trust, Inc. REIT	22,270	478
Taubman Centers, Inc. REIT	3,625	183
Ventas, Inc. REIT	4,623	243
Vornado Realty Trust REIT	21,309	1,776
Winthrop Realty Trust REIT	8,360	107
		33,198
Total Common Stocks (Cost $70,090)		89,789
Short-Term Investment (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $1,102)	1,102,218	1,102
Total Investments (99.5%) (Cost $71,192)		90,891
Other Assets in Excess of Liabilities (0.5%)		433
Net Assets (100.0%)		$91,324

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held $0 of a fair valued security. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security trades on the Hong Kong exchange.

CVA  Certificaten Van Aandelen

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$37,191	$—	$—		$37,191
Health Care	3,789	—	—		3,789
Industrial	1,688	—	—		1,688
Industrial/Office	589	—	—		589
Lodging/Resorts	3,692	—	—		3,692
Office	11,321	—	—		11,321
Residential	9,788	—	—		9,788
Retail	17,998	—	—		17,998
Self Storage	2,204	—	—		2,204
Specialty	1,529	—	—	†	1,529
Total Common Stocks	89,789	—	—	†	89,789
Short-Term Investment
Investment Company	1,102	—	—		1,102
Total Assets	$90,891	$0	$—	†	$90,891

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $52,505,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 1 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

† Includes a security that is valued at zero.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $70,090)	$89,789
Investment in Security of Affiliated Issuer, at Value (Cost $1,102)	1,102
Total Investments in Securities, at Value (Cost $71,192)	90,891
Foreign Currency, at Value (Cost $315)	317
Receivable for Investments Sold	206
Dividends Receivable	196
Tax Reclaim Receivable	16
Receivable from Affiliate	—	@
Receivable for Portfolio Shares Sold	—	@
Other Assets	2
Total Assets	91,628
Liabilities:
Payable for Investment Advisory Fees	88
Payable for Portfolio Shares Redeemed	77
Payable for Custodian Fees	19
Payable for Administration Fees	19
Payable for Professional Fees	19
Distribution Fees — Class II Shares	19
Bank Overdraft	9
Payable for Directors' Fees and Expenses	4
Other Liabilities	50
Total Liabilities	304
NET ASSETS	$91,324
Net Assets Consist of:
Paid-in-Capital	$187,690
Net Investment Income	1,885
Accumulated Net Realized Loss	(117,954)
Unrealized Appreciation (Depreciation) on:
Investments	19,697
Foreign Currency Translations	6
Net Assets	$91,324
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,877,792 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.40

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $224 of Foreign Taxes Withheld)	$6,147
Dividends from Security of Affiliated Issuer	9
Total Investment Income	6,156
Expenses:
Investment Advisory Fees (Note B)	1,631
Distribution Fees — Class II Shares (Note D)	671
Administration Fees (Note C)	479
Custodian Fees (Note F)	133
Shareholder Reporting Fees	130
Professional Fees	44
Pricing Fees	8
Directors' Fees and Expenses	7
Transfer Agency Fees (Note E)	1
Other Expenses	20
Expenses Before Non Operating Expenses	3,124
Bank Overdraft Expense	— @
Total Expenses	3,124
Voluntary Waiver of Investment Advisory Fees (Note B)	(257)
Distribution Fees — Class II Shares Waived (Note D)	(192)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Net Expenses	2,668
Net Investment Income	3,488
Realized Gain (Loss):
Investments Sold	59,770
Foreign Currency Transactions	21
Net Realized Gain	59,791
Change in Unrealized Appreciation (Depreciation):
Investments	(51,976)
Foreign Currency Translations	7
Net Change in Unrealized Appreciation (Depreciation)	(51,969)
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	7,822
Net Increase in Net Assets Resulting from Operations	$11,310

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income	$3,488	$6,511
Net Realized Gain (Loss)	59,791	(117,958)
Net Change in Unrealized Appreciation (Depreciation)	(51,969)	226,928
Net Increase in Net Assets Resulting from Operations	11,310	115,481
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(15,806)	(63)
Total Distributions	(15,806)	(63)
Capital Share Transactions:(1)
Class II:
Subscribed	21,598	64,108
Distributions Reinvested	15,806	63
Redeemed	(288,098)	(147,237)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(250,694)	(83,066)
Total Increase (Decrease) in Net Assets	(255,190)	32,352
Net Assets:
Beginning of Period	346,514	314,162
End of Period (Including Undistributed Net Investment Income of $1,885 and $4,763)	$91,324	$346,514
(1) Capital Share Transactions:
Class II:
Shares Subscribed	2,819	11,700
Shares Issued on Distributions Reinvested	2,331	11
Shares Redeemed	(39,138)	(24,389)
Net Decrease in Class II Shares Outstanding	(33,988)	(12,678)

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,						Period from April 28, 2006^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$7.72		$5.46		$10.92	$12.09	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.16		0.12		0.14	0.13	0.08
Net Realized and Unrealized Gain (Loss)	1.36		2.14		(4.67)	(1.14)	2.23
Total from Investment Operations	1.52		2.26		(4.53)	(1.01)	2.31
Distributions from and/or in Excess of:
Net Investment Income	(0.84)		(0.00	)‡	(0.28)	(0.13)	(0.17)
Net Realized Gain	—		—		(0.65)	(0.03)	(0.05)
Total Distributions	(0.84)		(0.00	)‡	(0.93)	(0.16)	(0.22)
Net Asset Value, End of Period	$8.40		$7.72		$5.46	$10.92	$12.09
Total Return++	22.32%		41.42%		(44.34)%	(8.47)%	23.15	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$91,324		$346,514		$314,162	$246,876	$180,150
Ratio of Expenses to Average Net Assets(1)	1.40	%+††	1.40	%+	1.40%+	1.40%+	1.40	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.40	%+††	N/A		N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.81	%+††	2.03	%+	1.69%+	1.10%+	1.05	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	31%		64%		33%	56%	8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.63	%+††	1.56	%+	1.57%+	1.58%+	1.86	%*
Net Investment Income to Average Net Assets	1.58	%+††	1.87	%+	1.52%+	0.92%+	0.60	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio seeks a combination of current income and capital appreciation. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers"), seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign
Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2010, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurements summary at the end of

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

4.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Portfolio invests a significant portion of its assets in securities of REIT's. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory/Sub-Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based of 0.85% of the average daily net assets of the Portfolio.

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.40%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2010, this waiver amounted to approximately $257,000.

Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers (the "Sub-Advisers") for the Portfolio on a day-to-day basis. MSIM Limited and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

For the year ended December 31, 2010, this waiver amounted to approximately $192,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$15,806	$—	$63	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, and basis adjustment for return of capital sold, resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed Ordinary Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$9,440	$(9,190)	$(250)

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)
$3,060	$—

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$85,596	$6,138	$(843)	$5,295

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2010, the Portfolio deferred to January 3, 2011, for U.S. Federal income tax purposes, capital losses of approximately $54,000.

At December 31, 2010, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $104,691,000, of which $215,000 will expire on December 31, 2016 and $104,476,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $17,713,000.

H. Security Transactions and Transactions with
Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$12,070	$58,806	$69,774	$9	$1,102

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $57,890,000 and $309,443,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

During the year ended December 31, 2010, the Portfolio incurred less than $500 in brokerage commissions with Citigroup Inc., an affiliated broker/dealer.

I. Other: At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 89.3% for Class II shares.

J. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2010.

The Portfolio intends to pass through foreign tax credits of approximately $196,000, and has derived net income from sources within foreign countries amounting to approximately $4,806,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
IU11-00217P-Y12/10

23

(This Page has been left blank intentionally.)

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Tactical Asset Allocation Portfolio
(formerly International Magnum Portfolio)

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Example (unaudited)

Global Tactical Asset Allocation Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Tactical Asset Allocation Portfolio Class I	$1,000.00	$1,242.80	$1,020.01	$5.82	$5.24	1.03%

*  Expenses are calculated using the Portfolio's annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

Global Tactical Asset Allocation Portfolio

The Global Tactical Asset Allocation Portfolio (formerly International Magnum Portfolio) (the "Portfolio") seeks total return. The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility.

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.68%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 12.67%. The Portfolio also underperformed against the Morgan Stanley Capital International (MSCI) EAFE Index which returned 7.75%.

Factors Affecting Performance

•  Global equity markets experienced significant volatility in 2010 as macro economic events whipsawed the market. The year started strong on the back of the 2009 equity rally, but bullish investor sentiment quickly came to a halt as sovereign debt concerns in peripheral Europe moved into the spotlight. Additional scrutiny on the dire fiscal conditions of Greece, Ireland, Portugal, and Spain caused credit default swap spreads to spike, eventually leading to a Greece and Ireland bailout from the European Union and International Monetary Fund. As conditions in Europe began to settle, the U.S. Federal Reserve (the "Fed") expressed its concern that the U.S. could head into a deflationary environment while also experiencing slower-than-expected employment growth. In order to combat both concerns, the Fed announced a plan to purchase $600 billion in U.S. Treasuries. On the back of intervention by the Fed and improving economic data, the investor outlook for 2011 began to improve, causing equities to rally into the end of the year.

•  In the U.S., the cost of inputs rose as commodity prices surged, but companies found it difficult to pass these costs to cash-strapped consumers. As a result, the Producer Price Index rose steadily over the year, while inflation teetered just above a deflationary reading. On the employment front, data improved in the second half of the year as initial jobless claims and continuing claims fell to two-year lows. In addition, ISM manufacturing and nonmanufacturing survey data continued to indicate the U.S. economy was expanding.

•  As of the end of October, the Portfolio's benchmark changed from the MSCI EAFE Index to the MSCI All Country World Index, a broad index reflecting global equities from developed and emerging markets. The Portfolio invests in a blend of fixed income and equity securities of U.S. and non-U.S. issuers.

•  The Portfolio underperformed its benchmark for the year, primarily due to stock selection in Japan. An underweight position to commodities in the fourth quarter detracted from performance as rising growth and inflation expectations pushed commodity prices higher. However, asset allocation decisions added to relative performance, primarily driven by an overweight position in emerging market equities and an underweight position in Europe equities.

Management Strategies

•  As of December 31, 2010, the Portfolio's allocation was approximately 62% global equities, 30% global fixed income, 3% commodities and 5% cash.

•  Our base view is that the economy has transitioned from a bumpy recovery to a more sustainable global expansion. Similar to a flight taking off, we think that we have passed the usual turbulence associated with take-off and the economy is now closer to a "cruising altitude." If we are right that we can indeed turn off the "fasten seat belt" sign, we think that it is appropriate to run the portfolio with higher levels of risky assets than was appropriate in 2010. At the moment, our proprietary earnings model suggests that economic growth in the first half of 2011 could surprise on the upside but then moderate more than expected in the second half of 2011. Importantly, valuations still appear reasonable by our measures, but we acknowledge that rising inflation expectations must also be accompanied by job and wage growth at some point in 2011.

•  No doubt, China's inflation issues and Europe's sovereign debt issues could derail global growth, but we believe that strength in other parts of the world will act as more than an offset. At the moment, we think that the best value in global equities is actually in some of the emerging markets in Asia, though we need to see inflation indicators moderate before we intend to substantially increase our regional exposure. Within the U.S., we are focused on pricing power stories in sectors like energy and on potential merger and acquisition candidates. This strategy is consistent with our view that the

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Global Tactical Asset Allocation Portfolio

spread between the consumer price index and the producer price index in the United States is poised to narrow meaningfully in 2011.

•  Within fixed income, we still like credit relative to sovereign debt, but our base view is that fixed income has lost much of its place as a "shock-absorber" in multi-asset class portfolios. Looking at the details, we think that real rates are still too low in the U.S.; however, if the U.S. government can help it (and $600 billion of buying before June should help), we do not think the government intends to allow 10-year rates to move above 4%. Our conclusion is based on how critical housing affordability and refinancing opportunities are to the Fed's view of maintaining its engineered recovery in 2011.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Morgan Stanley Capital International (MSCI) EAFE Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(4)	5.68%	2.15%	2.18%	3.37%
MSCI All Country World Index	12.67	3.44	3.20	5.18
MSCI EAFE Index	7.75	2.46	3.50	4.68

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's primary benchmark was changed in October 2010 from the MSCI EAFE Index to the MSCI All Country World Index because the Adviser believes the MSCI All Country World Index is a more appropriate benchmark for the Portfolio.

(2)  The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on January 2, 1997.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition*+

Classification	Percentage of Total Investments
Common Stocks	47.5%
Fixed Income Securities	29.2
Short-Term Investments	18.1
Investment Companies	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

+  Does not include open long/short futures contracts with an underlying face amount of $20,565,000 with net unrealized appreciation of approximately $185,000. Also does not include open swap contracts with net unrealized appreciation of approximately $16,000. Also does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $118,000.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (29.1%)
Agency Fixed Rate Mortgages (2.8%)
United States (2.8%)
Federal National Mortgage Association, Conventional Pools: 5.50%, 5/1/39		$346	$371
6.50%, 8/1/38		155	172
February TBA:
6.00%, 2/25/41 (a)		350	380
January TBA:
4.50%, 1/25/41 (a)		200	205
5.00%, 1/25/41 (a)		400	421
Government National Mortgage Association, February TBA: 4.00%, 2/25/41 (a)		400	401
Various Pools:
4.50%, 6/15/39 – 8/15/39		451	469
			2,419
Corporate Bonds (10.5%)
Australia (0.4%)
Australia & New Zealand Banking Group Ltd., 5.13%, 9/10/19	EUR	50	68
Macquarie Group Ltd., 6.00%, 1/14/20 (b)(c)		$100	101
National Australia Bank Ltd., 3.50%, 1/23/15	EUR	50	68
4.00%, 7/13/20		50	66
Santos Finance Ltd., 8.25%, 9/22/70 (d)		50	65
			368
Cayman Islands (0.1%)
Vale Overseas Ltd., 5.63%, 9/15/19 (b)		$85	91
France (0.4%)
BNP Paribas, 5.43%, 9/7/17	EUR	50	72
Credit Agricole SA, 5.88%, 6/11/19		50	71
Crown European Holdings SA, 7.13%, 8/15/18		50	70
Lafarge SA, 5.50%, 12/16/19		50	65
Rexel SA, 8.25%, 12/15/16		50	74
			352
Germany (0.3%)
Daimler Finance North America LLC, 8.50%, 1/18/31		$75	101
Deutsche Bank AG, 5.00%, 6/24/20	EUR	50	67
HeidelbergCement Finance BV, 8.00%, 1/31/17		50	71
			239

	Face Amount (000)		Value (000)
Ireland (0.2%)
Ardagh Glass Finance PLC, 8.75%, 2/1/20	EUR	50	$66
Smurfit Kappa Acquisitions, 7.25%, 11/15/17		50	70
			136
Italy (0.4%)
Finmeccanica Finance SA, 8.13%, 12/3/13		50	76
Intesa Sanpaolo SpA, 3.38%, 1/19/15		50	66
Italcementi Finance SA, 5.38%, 3/19/20		50	65
Telecom Italia Finance SA, 7.75%, 1/24/33		30	43
UniCredit SpA, 4.38%, 2/10/14		50	69
5.75%, 9/26/17		50	66
			385
Luxembourg (0.3%)
ArcelorMittal, 9.38%, 6/3/16		50	82
9.85%, 6/1/19 (b)		$75	95
ITW Finance Europe SA, 5.25%, 10/1/14	EUR	50	72
			249
Netherlands (0.1%)
Aegon N.V., 4.63%, 12/1/15 (b)		$50	52
Ziggo Bond Co. BV, 8.00%, 5/15/18	EUR	50	69
			121
Spain (0.3%)
Gas Natural Capital Markets SA, 4.13%, 1/26/18		50	61
Santander US Debt SA Unipersonal, 3.78%, 10/7/15 (c)		$100	94
Telefonica Emisiones SAU, 3.66%, 9/18/17	EUR	50	63
			218
Switzerland (0.2%)
Credit Suisse, 4.75%, 8/5/19		75	103
UBS AG, 6.00%, 4/18/18		65	98
			201
United Kingdom (1.3%)
Abbey National Treasury Services PLC, 3.63%, 10/14/16		100	132
Barclays Bank PLC, 6.00%, 1/14/21		50	65
6.75%, 5/22/19 (b)		$100	113
BAT International Finance PLC, 5.38%, 6/29/17	EUR	50	74

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
United Kingdom (cont'd)
HSBC Holdings PLC, 4.50%, 4/30/14	EUR	50	$71
6.25%, 3/19/18		50	72
Imperial Tobacco Finance PLC, 4.38%, 11/22/13		50	70
Lloyds TSB Bank PLC, 6.38%, 6/17/16		65	94
Mondi Finance PLC, 5.75%, 4/3/17		50	69
National Grid Gas PLC, 5.13%, 5/14/13		50	71
Nationwide Building Society, 6.25%, 2/25/20 (c)		$100	104
Royal Bank of Scotland PLC (The), 4.88%, 1/20/17	EUR	75	96
Standard Chartered PLC, 5.75%, 4/30/14		50	73
			1,104
United States (6.5%)
Altria Group, Inc., 9.25%, 8/6/19 (b)		$75	98
American International Group, Inc., 6.40%, 12/15/20 (b)		25	26
ARAMARK Corp., 8.50%, 2/1/15 (b)		125	131
Arrow Electronics, Inc., 5.13%, 3/1/21		25	24
BA Covered Bond Issuer, 4.13%, 4/5/12	EUR	100	137
Bank of America Corp., 5.65%, 5/1/18		$90	92
CEDC Finance Corp. International, Inc., 8.88%, 12/1/16	EUR	50	70
Celgene Corp., 3.95%, 10/15/20		$100	95
Citigroup, Inc. (See Note G), 8.50%, 5/22/19		75	93
Constellation Brands, Inc., 7.25%, 5/15/17 (b)		120	128
Deutsche Bank AG, Zero Coupon, 11/25/11 (c)		2,608	2,698
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 4.60%, 2/15/21 (b)		100	99
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		120	126
Frontier Communications Corp., 8.50%, 4/15/20 (b)		115	126
General Electric Capital Corp., 6.00%, 8/7/19 (b)		125	139
Goldman Sachs Group, Inc. (The), 4.38%, 3/16/17	EUR	50	65
6.75%, 10/1/37 (b)		$100	103
Home Depot, Inc., 5.40%, 9/15/40 (b)		100	98
Jefferies Group, Inc., 3.88%, 11/9/15		35	35

	Face Amount (000)		Value (000)
JPMorgan Chase & Co., 4.25%, 10/15/20 (b)		$100	$98
L-3 Communications Corp., 4.75%, 7/15/20		100	98
Laboratory Corp. of America Holdings, 4.63%, 11/15/20 (b)		40	40
Merck & Co., Inc., 3.88%, 1/15/21 (b)		70	70
Merrill Lynch & Co., Inc., 6.75%, 5/21/13	EUR	50	71
NASDAQ OMX Group, Inc. (The), 5.55%, 1/15/20		$100	101
NBC Universal, Inc., 4.38%, 4/1/21		100	97
Pfizer, Inc., 4.75%, 6/3/16	EUR	50	73
PNC Funding Corp., 6.70%, 6/10/19 (b)		$100	115
SUPERVALU, Inc., 8.00%, 5/1/16 (b)		130	125
Verizon Communications, Inc., 7.35%, 4/1/39 (b)		85	105
Weatherford International Ltd. Bermuda, 5.13%, 9/15/20		100	100
Wells Fargo Bank NA, 6.00%, 5/23/13	EUR	50	72
			5,548
			9,012
Sovereign (10.8%)
Australia (0.3%)
Queensland Treasury Corp., 6.00%, 10/14/15	AUD	250	259
Canada (0.6%)
Canadian Government Bond, 4.25%, 6/1/18	CAD	400	440
Province of Ontario Canada, 4.00%, 12/3/19	EUR	85	118
			558
Denmark (0.1%)
Denmark Government Bond, 4.00%, 11/15/17	DKK	485	95
France (0.3%)
France Government Bond OAT, 5.50%, 4/25/29	EUR	135	220
Germany (1.7%)
Bundesrepublik Deutschland, 4.25%, 7/4/18		300	444
4.75%, 7/4/34		315	504
Bundesschatzanweisungen, 1.00%, 12/14/12		400	536
			1,484
Hungary (0.1%)
Hungary Government International Bond, 5.75%, 6/11/18		85	106

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Italy (1.4%)
Italy Buoni Poliennali Del Tesoro, 2.50%, 7/1/12	EUR	360	$481
3.50%, 6/1/14		275	369
4.50%, 8/1/18		170	228
5.00%, 8/1/39		85	107
			1,185
Japan (2.8%)
Government of Japan, 1.70%, 6/20/33	JPY	70,000	827
Japan Government Ten Year Bond, 1.30%, 12/20/13 – 12/20/14		115,000	1,467
1.90%, 6/20/16		5,000	66
			2,360
Mexico (0.4%)
Mexican Bonos, 10.00%, 12/5/24	MXN	3,600	364
Netherlands (1.0%)
Netherlands Government Bond, 3.75%, 7/15/14	EUR	600	864
Poland (0.4%)
Republic of Poland, 6.25%, 10/24/15	PLN	975	341
South Africa (0.3%)
Republic of South Africa, 7.25%, 1/15/20	ZAR	1,850	266
United Kingdom (1.4%)
United Kingdom Gilt, 2.75%, 1/22/15	GBP	110	176
4.00%, 9/7/16		70	118
4.25%, 6/7/32		305	482
5.00%, 3/7/18		230	407
			1,183
			9,285
U.S. Treasury Securities (5.0%)
United States (5.0%)
U.S. Treasury Bonds, 3.50%, 2/15/39		$550	474
6.88%, 8/15/25 (b)		300	401
U.S. Treasury Notes, 2.38%, 10/31/14		1,360	1,408
2.75%, 11/30/16		1,000	1,020
3.50%, 2/15/18		900	947
			4,250
Total Fixed Income Securities (Cost $25,750)			24,966

	Shares	Value (000)
Common Stocks (47.4%)
Australia (2.0%)
AGL Energy Ltd.	903	$14
Alumina Ltd.	9,345	24
Amcor Ltd.	2,905	20
AMP Ltd. (b)	5,731	31
ASX Ltd.	521	20
Australia & New Zealand Banking Group Ltd.	5,242	125
AXA Asia Pacific Holdings Ltd.	2,418	16
BHP Billiton Ltd.	6,142	284
Brambles Ltd.	3,176	23
Coca-Cola Amatil Ltd.	560	6
Commonwealth Bank of Australia	2,661	138
CSL Ltd.	1,047	39
Fortescue Metals Group Ltd. (e)	3,024	20
Foster's Group Ltd.	5,107	30
GPT Group REIT	7,895	24
Incitec Pivot Ltd.	4,364	18
Insurance Australia Group Ltd.	5,277	21
Leighton Holdings Ltd. (b)	433	14
Macquarie Group Ltd.	781	29
National Australia Bank Ltd.	3,806	92
Newcrest Mining Ltd.	1,373	57
Orica Ltd.	1,136	29
Origin Energy Ltd.	2,092	36
QBE Insurance Group Ltd.	3,308	61
Rio Tinto Ltd.	827	72
Santos Ltd.	1,901	26
Stockland REIT	8,454	31
Suncorp Group Ltd.	3,090	27
TABCORP Holdings Ltd.	378	3
Telstra Corp. Ltd.	7,625	22
Transurban Group	3,556	19
Wesfarmers Ltd.	2,120	69
Westfield Group REIT	4,870	48
Westfield Retail Trust REIT (e)	4,870	13
Westpac Banking Corp.	5,241	119
Woodside Petroleum Ltd.	1,157	50
Woolworths Ltd.	2,227	61
		1,731
Austria (0.0%)
Erste Group Bank AG	323	15
Belgium (0.1%)
Ageas	3,749	9
Anheuser-Busch InBev N.V.	1,102	63
KBC Groep (e)	151	5
Solvay SA	98	10
		87
Canada (2.6%)
Agnico-Eagle Mines Ltd. (b)	400	31
Agrium, Inc.	400	37
Bank of Montreal (b)	1,100	64

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Canada (cont'd)
Bank of Nova Scotia (b)	1,600	$92
Barrick Gold Corp.	2,100	112
BCE, Inc. (b)	2,000	71
Brookfield Asset Management, Inc., Class A (b)	1,400	47
Cameco Corp.	1,000	41
Canadian Imperial Bank of Commerce (b)	900	71
Canadian National Railway Co.	1,000	67
Canadian Natural Resources Ltd.	2,000	89
Canadian Pacific Railway Ltd. (b)	400	26
Cenovus Energy, Inc. (b)	1,600	54
Crescent Point Energy Corp. (b)	600	27
Eldorado Gold Corp.	1,200	22
Enbridge, Inc. (b)	900	51
EnCana Corp. (b)	1,800	53
Goldcorp, Inc. (b)	1,600	74
Imperial Oil Ltd.	200	8
Kinross Gold Corp. (b)	2,400	46
Magna International, Inc.	600	31
Manulife Financial Corp. (b)	5,800	100
National Bank of Canada	300	21
Nexen, Inc. (b)	1,500	34
Penn West Energy Trust	900	22
Potash Corp. of Saskatchewan, Inc.	600	93
Power Corp. of Canada	1,300	36
Research In Motion Ltd. (e)	1,000	58
Rogers Communications, Inc. (b)	700	24
Royal Bank of Canada (b)	2,300	121
Shoppers Drug Mart Corp. (b)	1,000	40
Silver Wheaton Corp. (e)	700	27
Sun Life Financial, Inc. (b)	1,600	48
Suncor Energy, Inc.	3,100	119
Talisman Energy, Inc.	2,000	44
Teck Resources Ltd.	1,000	62
Thomson Reuters Corp.	900	34
Toronto-Dominion Bank (The) (b)	1,800	134
TransCanada Corp. (b)	1,200	46
Yamana Gold, Inc.	1,700	22
		2,199
Chile (0.0%)
Antofagasta PLC	272	7
China (0.0%)
Wynn Macau Ltd.	5,600	13
Denmark (0.2%)
AP Moller - Maersk A/S Series B	4	36
Danske Bank A/S (e)	684	18
Novo Nordisk A/S Series B	623	70
Novozymes A/S, Class B	105	15
Vestas Wind Systems A/S (e)	705	22
		161
Finland (0.1%)
Kone Oyj, Class B	591	33
Nokia Oyj	5,675	59

	Shares	Value (000)
Sampo Oyj, Class A	605	$16
Stora Enso Oyj, Class R	1,002	10
		118
France (1.7%)
Air Liquide SA	445	56
Alstom SA	942	45
ArcelorMittal (b)	1,340	51
AXA SA	2,417	40
BNP Paribas	1,468	93
Bouygues SA	355	15
Cap Gemini SA	333	16
Carrefour SA	744	31
Christian Dior SA	127	18
Cie de St-Gobain	315	16
Cie Generale d'Optique Essilor International SA	303	19
Cie Generale des Etablissements Michelin Series B	223	16
Credit Agricole SA	1,622	21
Danone	795	50
EDF SA (b)	651	27
France Telecom SA	2,624	55
GDF Suez	2,120	76
Hermes International (b)	59	12
L'Oreal SA	475	53
Lafarge SA	345	22
LVMH Moet Hennessy Louis Vuitton SA	356	59
Pernod-Ricard SA	308	29
Publicis Groupe SA	312	16
Renault SA (e)	520	30
Safran SA	708	25
Sanofi-Aventis SA	1,602	102
SES SA	614	15
Societe Generale	986	53
Sodexo	272	19
STMicroelectronics N.V.	1,783	18
Suez Environnement Co.	822	17
Thales SA	156	5
Total SA	3,017	160
Unibail-Rodamco SE REIT	402	79
Vallourec SA	63	7
Vinci SA	674	37
Vivendi SA	1,701	46
		1,449
Germany (1.6%)
Adidas AG	339	22
Allianz SE (Registered)	688	82
BASF SE	1,444	115
Bayer AG	1,245	92
Bayerische Motoren Werke AG	406	32
Commerzbank AG (b) (e)	871	6
Daimler AG (Registered) (e)	2,151	146
Deutsche Bank AG	1,642	86
Deutsche Boerse AG	295	20

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Germany (cont'd)
Deutsche Post AG (Registered)	2,050	$35
Deutsche Telekom AG (Registered)	3,764	49
E.ON AG	4,133	127
Esprit Holdings Ltd.	3,454	16
Fresenius Medical Care AG & Co. KGaA	357	21
Fresenius SE (Preference)	260	22
HeidelbergCement AG	466	29
Henkel AG & Co. KGaA	306	16
Henkel AG & Co. KGaA (Preference)	360	22
Infineon Technologies AG (e)	2,448	23
K&S AG	359	27
Linde AG	334	51
Merck KGaA	96	8
Muenchener Rueckversicherungs AG (Registered)	309	47
QIAGEN N.V. (e)	339	7
RWE AG	750	50
Salzgitter AG	82	6
SAP AG	2,124	108
Siemens AG (Registered)	428	53
ThyssenKrupp AG	542	22
Volkswagen AG (Preference)	369	60
		1,400
Greece (0.0%)
National Bank of Greece SA (e)	1,384	11
Hong Kong (1.1%)
Bank of East Asia Ltd.	5,600	23
BOC Hong Kong Holdings Ltd.	13,000	44
Cheung Kong Holdings Ltd.	5,000	77
CLP Holdings Ltd.	7,500	61
Hang Lung Group Ltd.	3,000	20
Hang Lung Properties Ltd.	7,000	33
Hang Seng Bank Ltd.	4,700	77
Henderson Land Development Co., Ltd.	5,000	34
Hong Kong & China Gas Co., Ltd.	11,000	26
Hong Kong Exchanges and Clearing Ltd.	3,600	82
Hongkong Electric Holdings Ltd.	5,500	35
Hutchison Whampoa Ltd.	7,000	72
Kerry Properties Ltd.	2,500	13
Li & Fung Ltd.	8,000	46
Link (The) REIT	7,000	22
MTR Corp.	5,500	20
New World Development Ltd.	9,167	17
Sands China Ltd. (e)	8,800	19
Sino Land Co., Ltd.	8,000	15
Sun Hung Kai Properties Ltd.	5,000	83
Swire Pacific Ltd.	2,500	41
Wharf Holdings Ltd.	4,000	31
		891
India (0.0%)
Cairn Energy PLC (e)	4,877	32

	Shares	Value (000)
Indonesia (0.1%)
Adaro Energy Tbk PT	14,400	$4
Astra International Tbk PT	2,500	15
Bank Central Asia Tbk PT	16,000	11
Bank Danamon Indonesia Tbk PT	4,000	3
Bank Mandiri Tbk PT	10,000	7
Bank Negara Indonesia Persero Tbk PT	7,000	3
Bank Rakyat Indonesia Persero Tbk PT	7,500	9
Bumi Resources Tbk PT	22,500	8
Gudang Garam Tbk PT	500	2
Indo Tambangraya Megah PT	600	3
Indocement Tunggal Prakarsa Tbk PT	2,000	4
Indofood Sukses Makmur Tbk PT	6,000	3
Kalbe Farma Tbk PT	7,000	3
Perusahaan Gas Negara PT	14,500	7
Semen Gresik Persero Tbk PT	5,000	5
Telekomunikasi Indonesia Tbk PT	13,000	11
Unilever Indonesia Tbk PT	2,000	4
United Tractors Tbk PT	2,000	5
		107
Ireland (0.1%)
CRH PLC	2,094	44
Elan Corp. PLC (e)	716	4
		48
Israel (0.5%)
Teva Pharmaceutical Industries Ltd. ADR	7,236	377
Italy (0.4%)
Assicurazioni Generali SpA	733	14
Banco Popolare SC (b)	1,408	6
Enel SpA	17,479	87
ENI SpA	3,404	74
Exor SpA	94	3
Fiat SpA	998	21
Finmeccanica SpA	598	7
Intesa Sanpaolo SpA	13,600	37
Mediobanca SpA	766	7
Saipem SpA	661	32
Telecom Italia SpA	13,589	18
UniCredit SpA	25,678	53
Unione di Banche Italiane SCPA	1,110	10
		369
Japan (5.8%)
Aeon Co., Ltd. (b)	2,600	33
Aisin Seiki Co., Ltd.	400	14
Ajinomoto Co., Inc.	2,000	21
Asahi Breweries Ltd. (b)	900	17
Asahi Glass Co., Ltd. (b)	2,000	23
Asahi Kasei Corp.	5,000	33
Astellas Pharma, Inc. (b)	900	34
Bank of Yokohama Ltd. (The)	8,000	41
Bridgestone Corp. (b)	2,100	41
Canon, Inc. (b)	2,400	124

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Central Japan Railway Co.	4	$33
Chubu Electric Power Co., Inc.	1,500	37
Chugoku Electric Power Co., Inc. (The) (b)	1,000	20
Dai Nippon Printing Co., Ltd.	1,000	14
Dai-ichi Life Insurance Co. Ltd. (The)	30	49
Daiichi Sankyo Co., Ltd.	1,400	31
Daikin Industries Ltd.	600	21
Daiwa House Industry Co., Ltd.	3,000	37
Daiwa Securities Group, Inc. (b)	8,000	41
Denso Corp.	1,000	35
East Japan Railway Co.	900	59
Eisai Co., Ltd. (b)	800	29
Fanuc Ltd.	400	61
Fast Retailing Co., Ltd.	100	16
FUJIFILM Holdings Corp.	1,400	51
Fujitsu Ltd. (b)	6,000	42
Hankyu Hanshin Holdings, Inc.	8,000	37
Hitachi Ltd.	9,000	48
Honda Motor Co., Ltd. (b)	3,500	139
Hoya Corp.	1,200	29
Inpex Corp.	5	29
ITOCHU Corp.	3,800	38
Japan Tobacco, Inc.	11	41
JFE Holdings, Inc.	900	31
JS Group Corp.	1,500	33
JX Holdings, Inc.	7,600	52
Kansai Electric Power Co., Inc. (The)	1,600	39
Kao Corp.	1,000	27
KDDI Corp.	5	29
Keyence Corp. (b)	200	58
Kintetsu Corp. (b)	8,000	25
Kirin Holdings Co., Ltd. (b)	2,000	28
Kobe Steel Ltd.	8,000	20
Komatsu Ltd.	2,900	88
Konica Minolta Holdings, Inc.	1,500	16
Kubota Corp.	4,000	38
Kuraray Co., Ltd.	1,500	21
Kyocera Corp.	400	41
Kyushu Electric Power Co., Inc.	1,100	25
Marubeni Corp.	5,000	35
Mitsubishi Chemical Holdings Corp.	5,000	34
Mitsubishi Corp.	3,200	87
Mitsubishi Electric Corp. (b)	5,000	52
Mitsubishi Estate Co., Ltd.	3,000	56
Mitsubishi Heavy Industries Ltd.	12,000	45
Mitsui & Co., Ltd.	3,900	64
Mitsui Fudosan Co., Ltd.	3,000	60
Mitsui OSK Lines Ltd.	3,000	20
Mizuho Financial Group, Inc.	51,100	96
MS&AD Insurance Group Holdings	1,500	38
Murata Manufacturing Co., Ltd.	600	42
NEC Corp.	11,000	33
NGK Insulators Ltd.	1,000	16

	Shares	Value (000)
Nidec Corp. (b)	300	$30
Nikon Corp.	1,100	22
Nintendo Co., Ltd. (b)	200	59
Nippon Building Fund, Inc. REIT (b)	3	31
Nippon Steel Corp.	12,000	43
Nippon Telegraph & Telephone Corp.	1,300	59
Nippon Yusen KK (b)	3,000	13
Nissan Motor Co., Ltd.	5,300	50
Nitto Denko Corp.	600	28
NKSJ Holdings, Inc. (e)	6,000	44
Nomura Holdings, Inc.	9,400	60
NTT DoCoMo, Inc.	37	65
Odakyu Electric Railway Co. Ltd. (b)	4,000	37
Olympus Corp.	700	21
Omron Corp.	700	19
Oriental Land Co., Ltd.	200	19
ORIX Corp.	300	30
Osaka Gas Co., Ltd. (b)	5,000	19
Panasonic Corp.	3,900	55
Rakuten, Inc. (b) (e)	27	23
Ricoh Co., Ltd.	2,000	29
Rohm Co., Ltd.	400	26
Secom Co., Ltd.	900	43
Sekisui House Ltd.	3,000	30
Seven & I Holdings Co., Ltd.	2,000	53
Sharp Corp. (b)	2,000	21
Shikoku Electric Power Co., Inc. (b)	500	15
Shin-Etsu Chemical Co., Ltd.	1,000	54
Shionogi & Co., Ltd.	1,200	24
Shiseido Co., Ltd. (b)	1,100	24
Shizuoka Bank Ltd. (The)	4,000	37
SMC Corp.	200	34
Softbank Corp.	1,900	66
Sony Corp.	2,300	83
Sumitomo Chemical Co., Ltd.	3,000	15
Sumitomo Corp.	2,600	37
Sumitomo Electric Industries Ltd.	1,700	24
Sumitomo Metal Industries Ltd.	6,000	15
Sumitomo Metal Mining Co., Ltd.	1,000	17
Sumitomo Mitsui Financial Group, Inc.	3,300	118
Sumitomo Realty & Development Co., Ltd.	1,000	24
Sumitomo Trust & Banking Co., Ltd. (The) (b)	6,000	38
Suzuki Motor Corp. (b)	700	17
T&D Holdings, Inc.	850	22
Takeda Pharmaceutical Co., Ltd. (b)	1,500	74
TDK Corp.	400	28
Terumo Corp.	500	28
Tohoku Electric Power Co., Inc. (b)	1,000	22
Tokio Marine Holdings, Inc.	1,900	57
Tokyo Electric Power Co., Inc. (The)	3,400	83
Tokyo Electron Ltd. (b)	500	32
Tokyo Gas Co., Ltd.	7,000	31
Tokyu Corp.	6,000	27

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Toray Industries, Inc.	5,000	$30
Toshiba Corp.	10,000	54
Toyota Industries Corp.	1,100	34
Toyota Motor Corp.	6,100	242
West Japan Railway Co.	4	15
Yahoo! Japan Corp. (b)	47	18
Yamada Denki Co., Ltd. (b)	340	23
Yamato Holdings Co., Ltd.	400	6
		4,964
Netherlands (0.3%)
Aegon N.V. (e)	3,196	20
Akzo Nobel N.V.	388	24
ASML Holding N.V.	887	34
Heineken N.V.	585	29
ING Groep N.V. (e)	7,505	73
Koninklijke Ahold N.V.	1,733	23
Koninklijke KPN N.V.	639	9
Unilever N.V. CVA	2,404	75
		287
Norway (0.2%)
DnB NOR ASA	1,386	19
Orkla ASA	1,208	12
Seadrill Ltd. (b)	689	23
Statoil ASA	2,945	70
Telenor ASA	530	9
Yara International ASA	352	20
		153
Portugal (0.0%)
Portugal Telecom SGPS SA (Registered)	384	4
Spain (0.7%)
ACS Actividades de Construccion y Servicios SA (b)	694	32
Banco Bilbao Vizcaya Argentaria SA	6,373	64
Banco de Sabadell SA (b)	2,278	9
Banco Popular Espanol SA (b)	1,762	9
Banco Santander SA	12,164	129
Iberdrola SA (b)	7,206	56
Inditex SA	403	30
Repsol YPF SA	3,256	91
Telefonica SA	6,914	157
		577
Sweden (0.8%)
Atlas Copco AB, Class A	1,888	48
Atlas Copco AB, Class B	1,295	29
Boliden AB	453	9
Electrolux AB	323	9
Hennes & Mauritz AB, Class B	2,053	68
Investor AB, Class B	738	16
Kinnevik Investment AB	188	4
Millicom International Cellular SA	57	6
Nordea Bank AB	4,752	52
Sandvik AB	3,307	64
Skandinaviska Enskilda Banken AB	2,303	19

	Shares	Value (000)
Skanska AB, Class B	408	$8
SKF AB, Class B	1,538	44
Svenska Cellulosa AB, Class B	978	15
Svenska Handelsbanken AB, Class A	738	24
Swedbank AB, Class A (e)	1,197	17
Swedish Match AB	636	18
Telefonaktiebolaget LM Ericsson, Class B	9,454	110
TeliaSonera AB	6,792	54
Volvo AB, Class B (e)	3,620	64
		678
Switzerland (1.6%)
ABB Ltd. (Registered) (e)	6,710	149
Actelion Ltd. (e)	155	9
Adecco SA (Registered)	317	21
Baloise-Holding AG	121	12
Cie Financiere Richemont SA	644	38
Credit Suisse Group AG (Registered)	2,133	86
Givaudan SA (Registered)	16	17
Holcim Ltd. (Registered)	739	56
Julius Baer Group Ltd.	322	15
Kuehne + Nagel International AG (Registered)	153	21
Lonza Group AG (Registered)	72	6
Nestle SA (Registered)	5,007	293
Novartis AG (Registered)	3,139	184
Roche Holding AG (Genusschein)	1,041	153
SGS SA (Registered)	15	25
Sonova Holding AG (Registered)	159	21
Swatch Group AG (The) Series B	63	28
Swiss Life Holding AG (Registered) (e)	49	7
Swiss Reinsurance Co., Ltd. (Registered)	634	34
Syngenta AG (Registered)	149	44
Synthes, Inc.	84	11
UBS AG (Registered) (e)	5,379	88
Zurich Financial Services AG	226	59
		1,377
United Kingdom (4.0%)
Anglo American PLC	1,911	99
AstraZeneca PLC	2,122	97
Autonomy Corp. PLC (e)	492	12
Aviva PLC	4,157	25
BAE Systems PLC	8,935	46
Barclays PLC	17,311	71
BG Group PLC	5,950	120
BHP Billiton PLC	3,222	128
BP PLC	20,261	147
British American Tobacco PLC	3,015	116
British Sky Broadcasting Group PLC	2,612	30
BT Group PLC	18,320	52
Capita Group PLC (The)	1,466	16
Centrica PLC	9,633	50
Compass Group PLC	3,720	34
Diageo PLC	3,815	70
Experian PLC	2,008	25

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
G4S PLC	4,668	$19
GlaxoSmithKline PLC	7,683	149
HSBC Holdings PLC	26,064	265
ICAP PLC	838	7
Imperial Tobacco Group PLC	1,611	49
Inmarsat PLC	301	3
J Sainsbury PLC	2,603	15
Johnson Matthey PLC	531	17
Kingfisher PLC	4,523	19
Legal & General Group PLC	8,309	13
Lloyds Banking Group PLC (e)	58,803	60
Man Group PLC	1,297	6
National Grid PLC	1,859	16
Next PLC	430	13
Old Mutual PLC	7,779	15
Prudential PLC	3,781	39
Randgold Resources Ltd.	113	9
Reckitt Benckiser Group PLC	1,188	65
Reed Elsevier PLC	2,457	21
Resolution Ltd.	2,787	10
Rexam PLC	1,501	8
Rio Tinto PLC	2,112	148
Rolls-Royce Group PLC (e)	8,459	82
Royal Bank of Scotland Group PLC (e)	23,304	14
Royal Dutch Shell PLC, Class A	5,269	176
Royal Dutch Shell PLC, Class B	4,221	139
RSA Insurance Group PLC	6,889	13
SABMiller PLC	1,495	53
Schroders PLC	174	5
Scottish & Southern Energy PLC	1,452	28
Shire PLC	843	20
Smith & Nephew PLC	2,021	21
Smiths Group PLC	1,656	32
Standard Chartered PLC	3,503	94
Standard Life PLC	3,659	12
Tesco PLC	14,018	93
Tullow Oil PLC	1,923	38
Unilever PLC	1,998	61
Vodafone Group PLC	90,290	233
WM Morrison Supermarkets PLC	3,846	16
Wolseley PLC (e)	830	26
WPP PLC	5,274	65
Xstrata PLC	3,222	76
		3,401
United States (23.5%)
3M Co. (b)	121	10
Abbott Laboratories	10,002	479
Accenture PLC, Class A	1,015	49
ACE Ltd. (b)	107	7
Adobe Systems, Inc. (b) (e)	874	27
Aflac, Inc. (b)	2,986	168
Alcoa, Inc. (b)	15,978	246
Allergan, Inc.	3,417	235

	Shares	Value (000)
Alliant Techsystems, Inc. (b) (e)	600	$45
Allstate Corp. (The) (b)	195	6
Altria Group, Inc.	375	9
Amazon.com, Inc. (e)	147	26
American Express Co.	254	11
American Tower Corp., Class A (e)	356	18
Ameriprise Financial, Inc. (b)	100	6
Amgen, Inc. (e)	426	23
Anadarko Petroleum Corp. (b)	271	21
Apache Corp.	335	40
Applied Materials, Inc. (b)	28,816	405
Arrow Electronics, Inc. (b) (e)	1,500	51
Assurant, Inc.	1,300	50
Automatic Data Processing, Inc. (b)	1,862	86
Avery Dennison Corp. (b)	200	8
Avon Products, Inc. (b)	11,429	332
Baker Hughes, Inc.	257	15
Bank of America Corp.	2,871	38
Bank of New York Mellon Corp. (The) (b)	400	12
Baxter International, Inc.	248	13
BB&T Corp. (b)	800	21
Becton Dickinson and Co. (b)	168	14
Berkshire Hathaway, Inc., Class B (e)	119	10
Best Buy Co., Inc. (b)	291	10
Biogen Idec, Inc. (b) (e)	163	11
Boeing Co. (The)	378	25
Bristol-Myers Squibb Co. (b)	6,153	163
Broadcom Corp., Class A	12,258	534
Cablevision Systems Corp.	400	14
Cameron International Corp. (e)	123	6
Capital One Financial Corp.	311	13
Carnival Corp. (b)	164	8
Caterpillar, Inc.	1,372	128
CBS Corp., Class B	900	17
Celgene Corp. (e)	246	15
CenterPoint Energy, Inc.	3,700	58
Charles Schwab Corp. (The) (b)	614	10
Chesapeake Energy Corp. (b)	2,830	73
Chevron Corp.	3,185	291
Chubb Corp. (b)	2,283	136
Cintas Corp. (b)	300	8
Cisco Systems, Inc. (e)	16,265	329
Citigroup, Inc. (See Note G) (b) (e)	4,371	21
Cliffs Natural Resources, Inc. (b)	4,222	329
CME Group, Inc. (b)	29	9
Coach, Inc. (b)	318	18
Coca-Cola Co. (The) (b)	239	16
Cognizant Technology Solutions Corp., Class A (e)	500	37
Colgate-Palmolive Co. (b)	158	13
Comcast Corp., Class A (b)	795	16
Comerica, Inc. (b)	200	8
Commercial Metals Co. (b)	3,300	55
Computer Sciences Corp.	1,300	64

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
ConAgra Foods, Inc. (b)	5,529	$125
Concho Resources Inc/Midland (b) (e)	54	5
ConocoPhillips	3,894	265
Consol Energy, Inc. (b)	147	7
Constellation Energy Group, Inc.	1,500	46
Corning, Inc. (b)	19,562	378
Costco Wholesale Corp. (b)	276	20
Coventry Health Care, Inc. (e)	1,900	50
Covidien PLC (b)	167	8
CSX Corp.	6,797	439
Cummins, Inc. (b)	224	25
CVS Caremark Corp. (b)	1,080	38
Danaher Corp. (b)	522	25
Deere & Co. (b)	374	31
Devon Energy Corp.	362	28
DIRECTV, Class A (e)	1,293	52
Discovery Communications, Inc. (b) (e)	200	8
Discovery Communications, Inc., Class C (e)	200	7
eBay, Inc. (e)	1,774	49
EI du Pont de Nemours & Co. (b)	2,167	108
El Paso Corp.	423	6
Eli Lilly & Co. (b)	214	7
Emerson Electric Co. (b)	7,972	456
EOG Resources, Inc. (b)	164	15
Expedia, Inc. (b)	11,615	291
Express Scripts, Inc. (e)	205	11
Exxon Mobil Corp.	3,090	226
Fidelity National Financial, Inc. (b)	3,000	41
Fifth Third Bancorp (b)	900	13
FMC Technologies, Inc. (b) (e)	54	5
Ford Motor Co. (b) (e)	24,412	410
Franklin Resources, Inc. (b)	1,475	164
Freeport-McMoRan Copper & Gold, Inc.	3,128	376
General Dynamics Corp. (b)	139	10
General Electric Co. (b)	8,033	147
Genuine Parts Co.	2,315	119
Gilead Sciences, Inc. (b) (e)	366	13
Goldman Sachs Group, Inc. (The)	2,599	437
Google, Inc., Class A (e)	864	513
Halliburton Co.	579	24
Hess Corp.	1,073	82
Home Depot, Inc. (b)	3,524	124
Honeywell International, Inc.	709	38
Hudson City Bancorp, Inc. (b)	500	6
Humana, Inc. (b) (e)	1,100	60
Illinois Tool Works, Inc. (b)	2,331	124
Integrys Energy Group, Inc. (b)	1,885	91
Intel Corp.	23,174	487
International Business Machines Corp.	2,096	308
Interpublic Group of Cos., Inc. (The) (b) (e)	700	7
JM Smucker Co. (The) (b)	700	46
Johnson & Johnson	407	25
Johnson Controls, Inc.	3,189	122

	Shares	Value (000)
JPMorgan Chase & Co.	3,971	$168
Kansas City Southern (e)	1,100	53
KeyCorp (b)	1,000	9
Kohl's Corp. (b) (e)	327	18
Kraft Foods, Inc., Class A (b)	293	9
Las Vegas Sands Corp. (b) (e)	293	13
Leucadia National Corp.	100	3
Liberty Global, Inc. (b) (e)	400	14
Liberty Media Corp. - Starz (e)	500	33
Lincoln National Corp. (b)	1,900	53
Lockheed Martin Corp. (b)	109	8
Lowe's Cos., Inc.	1,091	27
M&T Bank Corp. (b)	100	9
Marathon Oil Corp. (b)	707	26
Marshall & Ilsley Corp.	600	4
Mastercard, Inc., Class A	145	32
McDonald's Corp.	1,296	99
McGraw-Hill Cos., Inc. (The) (b)	500	18
McKesson Corp.	152	11
MeadWestvaco Corp. (b)	3,700	97
Medco Health Solutions, Inc. (e)	147	9
Medtronic, Inc.	574	21
Merck & Co., Inc.	263	9
MetLife, Inc. (b)	191	8
Microsoft Corp.	8,983	251
Murphy Oil Corp. (b)	116	9
Nalco Holding Co. (b)	1,200	38
NASDAQ OMX Group, Inc. (The) (b) (e)	100	2
National Oilwell Varco, Inc.	949	64
New York Community Bancorp, Inc. (b)	500	9
Newfield Exploration Co. (e)	157	11
News Corp., Class A (b)	3,482	51
News Corp., Class B	600	10
NIKE, Inc., Class B (b)	245	21
NiSource, Inc. (b)	2,500	44
Noble Corp. (b)	200	7
Noble Energy, Inc. (b)	5,340	460
Norfolk Southern Corp.	8,818	554
NRG Energy, Inc. (b) (e)	2,500	49
Nvidia Corp. (b) (e)	25,620	395
NYSE Euronext	100	3
Occidental Petroleum Corp. (b)	632	62
Omnicare, Inc. (b)	2,500	63
Omnicom Group, Inc. (b)	500	23
Oracle Corp.	3,669	115
PACCAR, Inc. (b)	183	11
PartnerRe Ltd. (b)	500	40
Peabody Energy Corp. (b)	6,686	428
People's United Financial, Inc. (b)	400	6
PepsiCo, Inc.	7,187	470
Pfizer, Inc.	1,193	21
Philip Morris International, Inc.	7,479	438
Pioneer Natural Resources Co. (b)	99	9

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Pitney Bowes, Inc. (b)	400	$10
Plum Creek Timber Co., Inc. REIT (b)	3,785	142
PNC Financial Services Group, Inc.	600	36
Precision Castparts Corp.	106	15
Priceline.com, Inc. (b) (e)	15	6
Principal Financial Group, Inc. (b)	1,600	52
Procter & Gamble Co. (The)	366	24
Prudential Financial, Inc. (b)	2,731	160
Ralcorp Holdings, Inc. (b) (e)	1,100	72
Raytheon Co. (b)	2,277	106
Regions Financial Corp. (b)	8,700	61
Republic Services, Inc. (b)	800	24
RR Donnelley & Sons Co. (b)	400	7
Schlumberger Ltd.	788	66
Scripps Networks Interactive, Inc., Class A	100	5
Sealed Air Corp. (b)	4,443	113
SLM Corp. (e)	200	3
Smithfield Foods, Inc. (e)	2,100	43
Southwestern Energy Co. (e)	244	9
Spectra Energy Corp. (b)	1,007	25
Staples, Inc. (b)	840	19
Starbucks Corp.	570	18
State Street Corp. (b)	6,863	318
Steel Dynamics, Inc. (b)	3,100	57
Stryker Corp. (b)	218	12
SunTrust Banks, Inc. (b)	2,300	68
SUPERVALU, Inc. (b)	4,100	39
Target Corp.	634	38
Tenaris SA	1,594	39
Thermo Fisher Scientific, Inc. (b) (e)	386	21
Tidewater, Inc. (b)	10,100	544
Time Warner, Inc.	3,273	105
TJX Cos., Inc.	400	18
Toll Brothers, Inc. (b) (e)	2,400	46
Torchmark Corp. (b)	700	42
Tyco International Ltd.	3,063	127
Ultra Petroleum Corp. (b) (e)	135	6
United Technologies Corp. (b)	279	22
UnitedHealth Group, Inc.	210	8
Universal Health Services, Inc., Class B (b)	900	39
Unum Group (b)	2,000	48
URS Corp. (b) (e)	1,400	58
US Bancorp (b)	2,189	59
Valero Energy Corp. (b)	368	9
Verizon Communications, Inc. (b)	3,126	112
VF Corp. (b)	1,216	105
Viacom, Inc., Class B (b)	300	12
Virgin Media, Inc. (b)	500	14
Visa, Inc., Class A (b)	513	36
Walgreen Co. (b)	354	14
Walt Disney Co. (The)	254	10
Waste Management, Inc. (b)	926	34
Watson Pharmaceuticals, Inc. (b) (e)	7,085	366

	Shares	Value (000)
Weatherford International Ltd. (b) (e)	394	$9
WellPoint, Inc. (e)	101	6
Wells Fargo & Co.	5,707	177
Western Digital Corp. (e)	12,901	437
Williams Cos., Inc. (The)	485	12
WR Berkley Corp. (b)	1,200	33
Xerox Corp.	5,541	64
Yahoo!, Inc. (b) (e)	2,093	35
Yum! Brands, Inc. (b)	2,332	114
		20,178
Total Common Stocks (Cost $38,534)		40,634
Investment Companies (5.2%)
United States (5.2%)
Financial Select Sector SPDR Fund (b)	55,600	887
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G)	132,718	3,602
Total Investment Companies (Cost $4,393)		4,489
Short-Term Investments (33.8%)
Securities held as Collateral on Loaned Securities (15.7%)
Investment Company (12.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	10,370,640	10,371
	Face Amount (000)
Repurchase Agreements (3.6%)
Barclays Capital, Inc., (0.20%, dated 12/31/10, due 1/3/11; proceeds $1,988; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $2,028)	$1,988	1,988
Deutsche Bank Securities, Inc., (0.28%, dated 12/31/10, due 1/3/11; proceeds $1,090; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $1,112)	1,090	1,090
		3,078
Total Securities held as Collateral on Loaned Securities (Cost $13,449)		13,449
	Shares
Investment Company (18.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $15,518)	15,517,697	15,518
Total Short-Term Investments (Cost $28,967)		28,967
Total Investments (115.5%) (Cost $97,644) Including $13,821 of Securities Loaned		99,056
Liabilities in Excess of Other Assets (-15.5%)		(13,304)
Net Assets (100.0%)		$85,752

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

(a)  Security is subject to delayed delivery.

(b)  All or a portion of this security was on loan at December 31, 2010.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2010.

(e)  Non-income producing security.

ADR  American Depositary Receipt

CVA  Certificaten Van Aandelen

OAT  French Treasury Obligation

REIT  Real Estate Investment Trust

TBA  To Be Announced

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank AG London	EUR	3,185	$4,255	1/20/11	USD	4,262	$4,262	$7
UBS AG	CHF	1,766	1,890	1/20/11	USD	1,836	1,836	(54)
UBS AG	EUR	155	206	1/20/11	USD	203	203	(3)
UBS AG	EUR	132	177	1/20/11	USD	173	173	(4)
UBS AG	EUR	370	493	1/20/11	USD	490	490	(3)
UBS AG	GBP	97	152	1/20/11	USD	150	150	(2)
UBS AG	JPY	40,637	501	1/20/11	USD	487	487	(14)
UBS AG	JPY	29,296	360	1/20/11	USD	348	348	(12)
UBS AG	JPY	8,559	105	1/20/11	USD	102	102	(3)
UBS AG	JPY	19,770	244	1/20/11	USD	242	242	(2)
UBS AG	MXN	2,045	166	1/20/11	USD	165	165	(1)
UBS AG	PLN	1,043	352	1/20/11	USD	349	349	(3)
UBS AG	SEK	1,044	155	1/20/11	USD	153	153	(2)
UBS AG	USD	262	262	1/20/11	MXN	3,243	262	— @
UBS AG	USD	157	157	1/20/11	SEK	1,063	158	1
UBS AG	USD	115	115	1/20/11	CAD	115	116	1
UBS AG	USD	371	371	1/20/11	SGD	478	372	1
UBS AG	USD	373	373	1/20/11	RUB	11,601	380	7
UBS AG	USD	557	557	1/20/11	TWD	16,705	573	16
UBS AG	USD	481	481	1/20/11	KRW	549,610	484	3
UBS AG	USD	1,008	1,008	1/20/11	BRL	1,736	1,042	34
UBS AG	USD	234	234	1/20/11	AUD	235	240	6
UBS AG	USD	365	365	1/20/11	CAD	367	370	5
UBS AG	USD	5,825	5,825	1/20/11	EUR	4,352	5,816	(9)
UBS AG	USD	823	823	1/20/11	GBP	521	813	(10)
UBS AG	USD	456	456	1/20/11	HKD	3,544	456	— @
UBS AG	USD	379	379	1/20/11	SGD	494	384	5
UBS AG	USD	1,028	1,028	1/20/11	CHF	996	1,065	37
UBS AG	USD	195	195	1/20/11	CHF	185	199	4
UBS AG	USD	692	692	1/20/11	EUR	529	706	14
UBS AG	USD	332	332	1/20/11	PLN	995	335	3
Bank of America NA	SGD	67	52	3/16/11	USD	51	51	(1)
Bank of America NA	USD	123	123	3/16/11	KRW	141,180	124	1
Bank of America NA	USD	244	244	3/16/11	KRW	279,000	245	1
Bank of America NA	USD	88	88	3/16/11	SGD	115	90	2
Bank of America NA	USD	172	172	3/16/11	CAD	174	175	3
Bank of America NA	USD	374	374	3/16/11	SEK	2,583	383	9
Bank of America NA	USD	2,686	2,686	3/16/11	JPY	225,065	2,774	88
Bank of America NA	USD	80	80	3/16/11	NOK	484	82	2
Bank of America NA	USD	19	19	3/16/11	NZD	25	20	1

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Foreign Currency Exchange Contracts Information: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	USD	309	$309	3/16/11	MYR	972	$314	$5
Bank of America NA	ZAR	1,436	216	3/16/11	USD	207	207	(9)
UBS AG	EUR	954	1,274	3/16/11	USD	1,261	1,261	(13)
UBS AG	USD	91	91	3/16/11	TWD	2,710	93	2
UBS AG	USD	168	168	3/16/11	CHF	165	177	9
UBS AG	USD	312	312	3/16/11	GBP	198	308	(4)
			$28,917				$29,035	$118

@  Value is less than $500.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican New Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	8	$407	Jan-11	$(9)
Hang Seng China ENT Index (Hong Kong)	13	1,059	Jan-11	29
Hang Seng Index (Hong Kong)	6	888	Jan-11	13
IBEX 35 Index (Spain)	3	393	Jan-11	(11)
MSCI Taiwan Index (Singapore)	15	479	Jan-11	8
SGX CNX NIFTY Index (Singapore)	48	592	Jan-11	11
SGX MSCI Singapore (Singapore)	4	236	Jan-11	(1)
10 yr. Japan Government Bond (Japan)	1	1,732	Mar-11	6
	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
DAX Index (Germany)	4	$926	Mar-11	$(10)
DJ Euro STOXX 50 Index (Germany)	10	373	Mar-11	(10)
FTSE 100 Index (United Kingdom)	6	551	Mar-11	3
FTSE JSE TOP 40 Index (South Africa)	14	612	Mar-11	12
KOSPI 200 Index (Korea, Republic of)	7	845	Mar-11	53
Mexico Bolsa Index (Mexico)	21	658	Mar-11	13
S+P 500 E MINI Index (United States)	10	627	Mar-11	(1)
S+P Mid Cap 400 E MINI Index (United States)	21	1,901	Mar-11	38
S+P TSE 60 Index (Canada)	1	154	Mar-11	1
U.S. Treasury 2 yr. Note (United States)	4	876	Mar-11	(1)
U.S. Treasury 5 yr. Note (United States)	7	824	Mar-11	(15)
Short:
German Euro BOBL (Germany)	(4)	(635)	Mar-11	(3)
German Euro Bund (Germany)	(2)	(335)	Mar-11	2
MSCI Emerging Market E MINI (United States)	(8)	(462)	Mar-11	(17)
S+P 500 E MINI Index (United States)	(12)	(752)	Mar-11	1
S+P TSE 60 Index (Canada)	(6)	(926)	Mar-11	(11)
U.S. Treasury 10yr. Note (United States)	(23)	(2,770)	Mar-11	74
U.S. Treasury 30yr. Note (United States)	(3)	(366)	Mar-11	14
UK Long Gilt Bond (United Kingdom)	(1)	(186)	Mar-11	(4)
				$185

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month LIBOR	Pay	5.27%	12/20/20		$3,080	$52
Bank of America	6 Month EURIBOR	Pay	3.81	11/8/25	EUR	1,917	(66)
Bank of America	3 Month LIBOR	Receive	4.83	11/8/25		$1,833	19
Bank of America	6 Month EURIBOR	Receive	3.33	11/8/30	EUR	2,378	56
Bank of America	3 Month LIBOR	Pay	4.75	11/8/30		$2,297	(4)
Bank of America	3 Month LIBOR	Receive	4.37	12/20/40		750	(34)
							$23

EUR  — Euro

EURIBOR  — Euro Interbank Offered Rate

LIBOR  — London Interbank Offered Rate

Total Return Swap Agreements

The Portfolio had the following total return swap agreement(s) open at period end:

Counterparty Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
JP Morgan Chase Bank U.S.A. Telecom Services Total Return	$435	1-Month USD-LIBOR minus 0.15%	Pay	12/6/11	$(21)
JP Morgan Chase Bank U.S.A. Utilities Total Return	435	1-Month USD-LIBOR minus 0.15%	Pay	12/6/11	(6)
JP Morgan Chase Bank U.S.A. Health Care Index Total Return	870	1-Month USD-LIBOR plus 0.15%	Receive	12/6/11	20
					$(7)

LIBOR  — London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$2,419	$—	$2,419
Corporate Bonds	—	9,012	—	9,012
Sovereign	—	9,285	—	9,285
U.S. Treasury Securities	—	4,250	—	4,250
Total Fixed Income Securities	—	24,966	—	24,966
Common Stocks
Aerospace & Defense	434	—	—	434
Air Freight & Logistics	41	—	—	41
Auto Components	293	—	—	293
Automobiles	1,162	—	—	1,162
Beverages	811	—	—	811
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Biotechnology	$110	$—	$—	$110
Building Products	93	—	—	93
Capital Markets	1,362	—	—	1,362
Chemicals	934	—	—	934
Commercial Banks	3,124	—	—	3,124
Commercial Services & Supplies	190	—	—	190
Communications Equipment	556	—	—	556
Computers & Peripherals	566	—	—	566
Construction & Engineering	164	—	—	164
Construction Materials	160	—	—	160
Consumer Finance	27	—	—	27
Containers & Packaging	141	—	—	141
Distributors	165	—	—	165
Diversified Financial Services	507	—	—	507
Diversified Telecommunication Services	685	—	—	685

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Electric Utilities	$662	$—	$—	$662
Electrical Equipment	778	—	—	778
Electronic Equipment, Instruments & Components	745	—	—	745
Energy Equipment & Services	834	—	—	834
Food & Staples Retailing	545	—	—	545
Food Products	798	—	—	798
Gas Utilities	83	—	—	83
Health Care Equipment & Supplies	211	—	—	211
Health Care Providers & Services	278	—	—	278
Hotels, Restaurants & Leisure	359	—	—	359
Household Durables	244	—	—	244
Household Products	144	—	—	144
Independent Power Producers & Energy Traders	95	—	—	95
Industrial Conglomerates	490	—	—	490
Information Technology Services	628	—	—	628
Insurance	1,871	—	—	1,871
Internet & Catalog Retail	346	—	—	346
Internet Software & Services	615	—	—	615
Leisure Equipment & Products	22	—	—	22
Life Sciences Tools & Services	34	—	—	34
Machinery	920	—	—	920
Marine	90	—	—	90
Media	643	—	—	643
Metals & Mining	2,597	—	—	2,597
Multi-Utilities	416	—	—	416
Multiline Retail	69	—	—	69
Office Electronics	233	—	—	233
Oil, Gas & Consumable Fuels	3,968	—	—	3,968
Paper & Forest Products	122	—	—	122
Personal Products	436	—	—	436
Pharmaceuticals	2,756	—	—	2,756
Professional Services	87	—	—	87
Real Estate Investment Trusts (REITs)	390	—	—	390
Real Estate Management & Development	588	—	—	588
Road & Rail	1,355	—	—	1,355
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Semiconductors & Semiconductor Equipment	$1,954	$—	$—	$1,954
Software	572	—	—	572
Specialty Retail	370	—	—	370
Textiles, Apparel & Luxury Goods	321	—	—	321
Thrifts & Mortgage Finance	21	—	—	21
Tobacco	673	—	—	673
Trading Companies & Distributors	287	—	—	287
Transportation Infrastructure	19	—	—	19
Wireless Telecommunication Services	440	—	—	440
Total Common Stocks	40,634	—	—	40,634
Investment Companies	4,489	—	—	4,489
Short-Term Investments
Investment Company	25,889	—	—	25,889
Repurchase Agreements	—	3,078	—	3,078
Total Short-Term Investments	25,889	3,078	—	28,967
Foreign Currency Exchange Contracts	—	267	—	267
Futures Contracts	278	—	—	278
Interest Rate Swap Agreements	—	127	—	127
Total Return Swap Agreements	—	20	—	20
Total Assets	71,290	28,458	—	99,748
Liabilities:
Foreign Currency Exchange Contracts	—	(149)	—	(149)
Futures Contracts	(93)	—	—	(93)
Interest Rate Swap Agreements	—	(104)	—	(104)
Total Return Swap Agreements	—	(27)	—	(27)
Total Liabilities	(93)	(280)	—	(373)
Total	$71,197	$28,178	$—	$99,375

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $5,959,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Tactical Asset Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $68,113)	$69,451
Investment in Security of Affiliated Issuers, at Value (Cost $29,531)	29,605
Total Investments in Securities, at Value (Cost $97,644)	99,056
Foreign Currency, at Value (Cost $312)	322
Due from Broker	855
Receivable for Delayed Delivery Commitments	778
Unrealized Appreciation on Foreign Currency Exchange Contracts	267
Interest Receivable	265
Unrealized Appreciation on Swap Agreements	147
Tax Reclaim Receivable	102
Due from Adviser	77
Dividends Receivable	44
Receivable from Affiliate	4
Receivable for Portfolio Shares Sold	2
Other Assets	2
Total Assets	101,921
Liabilities:
Collateral on Securities Loaned, at Value	13,449
Payable for Delayed Delivery Commitments	2,196
Unrealized Depreciation on Foreign Currency Exchange Contracts	149
Unrealized Depreciation on Swap Agreements	131
Payable for Portfolio Shares Redeemed	110
Payable for Professional Fees	49
Bank Overdraft	30
Payable for Custodian Fees	23
Payable for Administration Fees	18
Payable for Directors' Fees and Expenses	2
Other Liabilities	12
Total Liabilities	16,169
NET ASSETS	$85,752
Net Assets Consist of:
Paid-in-Capital	$104,055
Undistributed Net Investment Income	886
Accumulated Net Realized Loss	(20,931)
Unrealized Appreciation (Depreciation) on:
Investments	1,338
Investments in Affiliates	74
Futures Contracts	185
Swap Agreements	16
Foreign Currency Exchange Contracts	118
Foreign Currency Translations	11
Net Assets	$85,752
CLASS I:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,510,848 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.02
(1) Including:
Securities on Loan, at Value:	$13,821

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Tactical Asset Allocation Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $188 of Foreign Taxes Withheld)	$1,957
Dividends from Security of Affiliated Issuers	84
Interest from Securities of Unaffiliated Issuers Issuers (Net of $—@ of Foreign Taxes Withheld)	75
Interest from Securities of Affiliated Issuers	1
Total Investment Income	2,117
Expenses:
Investment Advisory Fees (Note B)	713
Administration Fees (Note C)	222
Professional Fees	154
Custodian Fees (Note E)	107
Shareholder Reporting Fees	71
Pricing Fees	10
Directors' Fees and Expenses	3
Other Expenses	13
Expenses Before Non Operating Expenses	1,293
Interest Expense	1
Bank Overdraft Expense	— @
Total Expenses	1,294
Voluntary Waiver of Investment Advisory Fees (Note B)	(358)
Rebate from Morgan Stanley Affiliates (Note G)	(17)
Net Expenses	919
Net Investment Income	1,198
Realized Gain (Loss):
Investments Sold (Net of Capital Gain Country Taxes $42)	3,202
Investments in Affiliates	5
Foreign Currency Exchange Contracts	(262)
Foreign Currency Transactions	138
Futures Contracts	390
Net Realized Gain	3,473
Change in Unrealized Appreciation (Depreciation):
Investments	(910)
Investments in Affiliates	74
Foreign Currency Exchange Contracts	475
Foreign Currency Translations	10
Futures Contracts	(16)
Swap Agreements	16
Net Change in Unrealized Appreciation (Depreciation)	(351)
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,122
Net Increase in Net Assets Resulting from Operations	$4,320

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Global Tactical Asset Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,198	$1,514
Net Realized Gain (Loss)	3,473	(14,756)
Net Change in Unrealized Appreciation (Depreciation)	(351)	37,707
Net Increase in Net Assets Resulting from Operations	4,320	24,465
Distributions from and/or in Excess of:
Net Investment Income	(2,632)	(2,650)
Total Distributions	(2,632)	(2,650)
Capital Share Transactions:(1)
Class I:
Subscribed	8,513	9,070
Distributions Reinvested	2,632	2,650
Redeemed	(25,865)	(21,358)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(14,720)	(9,638)
Regulatory Settlement Proceeds:
Net Increase from Regulatory Settlement (Note H)	77	—
Total Increase (Decrease) in Net Assets	(12,955)	12,177
Net Assets:
Beginning of Period	98,707	86,530
End of Period (Including Undistributed Net Investment Income of $886 and $2,231)	$85,752	$98,707
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,008	1,173
Shares Issued on Distributions Reinvested	351	374
Shares Redeemed	(3,047)	(2,961)
Net Decrease in Class I Shares Outstanding	(1,688)	(1,414)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Global Tactical Asset Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$8.81		$6.86	$14.50	$14.26		$12.38
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.13	0.30	0.17		0.16
Net Realized and Unrealized Gain (Loss)	0.34		2.05	(6.09)	1.89		2.77
Total from Investment Operations	0.45		2.18	(5.79)	2.06		2.93
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.23)	(0.38)	(0.23)		(0.01)
Net Realized Gain	—		—	(1.47)	(1.59)		(1.04)
Total Distributions	(0.25)		(0.23)	(1.85)	(1.82)		(1.05)
Regulatory Settlement Proceeds	0.01	#	—	—	—		—
Net Asset Value, End of Period	$9.02		$8.81	$6.86	$14.50		$14.26
Total Return ++	5.68%		32.53%	(44.62)%	14.59%		25.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$85,752		$98,707	$86,530	$209,933		$194,060
Ratio of Expenses to Average Net Assets(1)	1.03	%+	1.04%+	1.05%+	1.05	%+	1.09%^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.03	%+	N/A	N/A	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.35	%+	1.75%+	2.72%+	1.15	%+	1.25%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	183%		30%	26%	43%		80%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.45	%+	1.21%+	1.19%+	1.15	%+	1.18%
Net Investment Income to Average Net Assets	0.93	%+	1.58%+	2.58%+	1.05	%+	1.15%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05%. Prior to June 1, 2006, the maximum ratio was 1.15% for Class I shares.

§  Amount is less than 0.005%.

#  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 5.57%.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Tactical Asset Allocation Portfolio (formerly International Magnum Portfolio; the Portfolio's name changed effective October 29, 2010). The Portfolio seeks total return. The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2010, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: The Portfolio used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Broker" on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification(TM) ("ASC") "Balance Sheet" ("ASC 210"). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 and are included within "Unrealized Appreciation/Depreciation on Swap Agreements" on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability on the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2010.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Swaps Contracts (000)	Foreign Currency Exchange Contracts (000)
Assets:
Currency Risk	Receivables	$—	$—	$267
Equity Risk	Receivables	182	20	—
Interest Rate Risk	Receivables	96	127	—
Total Receivables		$278	$147	$267
Liabilities:
Currency Risk	Payables	$—	$—	$(149)
Equity Risk	Payables	(70)	(27)	—
Interest Rate Risk	Payables	(23)	(104)	—
Total Payables		$(93)	$(131)	$(149)

(a)  This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2010 in accordance with ASC 815.

	Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$(262)
Equity Risk	Futures Contracts	(9)
Interest Rate Risk	Futures Contracts	399
	Total	$128
	Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency
	Exchange Contracts	$475
Equity Risk	Futures Contracts	(89)
Interest Rate Risk	Futures Contracts	73
Equity Risk	Swap Agreements	(7)
Interest Rate Risk	Swap Agreements	23
	Total	$475

For the year ended December 31, 2010, the average monthly principal amount of foreign exchange contracts was $44,732,000, the average monthly original value of futures contracts was $11,118,000 and the average monthly notional amount of interest rate swaps was $1,902,000 and total return swaps was $100,000.

4.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency Securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio's Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

The value of loaned securities and related collateral outstanding at December 31, 2010 were approximately $13,821,000 and $14,176,000, respectively. The Portfolio received cash collateral of approximately $13,450,000 of which $13,449,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2010 there was uninvested cash collateral of approximately $1,000, which is not reflected in the Portfolio of Investments. The remaining collateral of $726,000 was received in the form of U.S. Government agencies and obligations, which the fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. For the year ended December 31, 2010, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $42,000 which is presented as part of Dividends From Security of Affiliated Issuers in the Statement of Operations.

6.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

7.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820") (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets, or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% . Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2010, this waiver amounted to approximately $358,000.

Morgan Stanley Investment Management Limited, ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers (the "Sub-Advisers") for the Portfolio on a day-to-day basis. MSIM Limited and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

E. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

F. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,632	$—	$2,650	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, and on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$89	$(2)	$(87)

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$981	$—

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$98,331	$2,170	$(1,445)	$725

At December 31, 2010, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $20,176,000, of which $819,000 will expire on December 31, 2016 and $19,357,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,916,000.

G. Security Transactions and Transactions with Affiliates: The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio, an open-end management investment company managed by the Adviser, The Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio has a cost basis of approximately $3,527,000 at December 31, 2010. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio's investment in the Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Institutional Fund, Inc. — Emerging Markets during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain/ Loss (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$—	$3,527	$—	$—	$27	$3,602

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $9,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$18,027	$89,882	$82,020	$15	$25,889

For the year ended December 31, 2010, the Portfolio had transactions with Citigroup, Inc., an affiliate of the Investment Adviser, Distributor, Sub-Advisers and Administrator:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain/ Loss (000)	Interest Income (000)	Market Value December 31, 2010 (000)
$—	$199	$89	$5	$1	$114

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $128,016,000 and $153,976,000, respectively. For the year ended December 31, 2010, purchases and sales of long-term U.S. Government securities were approximately $10,409,000 and $3,516,000, respectively.

During the year ended December 31, 2010, the Portfolio incurred approximately $1,000 in brokerage commissions with Citigroup, Inc., an affiliated broker/dealer.

H. Regulatory Settlement Proceeds: The Portfolio received approximately $77,000 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

I. Other (unaudited): At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 76.0%.

J. Results of Stockholder Meeting (unaudited): On September 16, 2010, a meeting of the Portfolio's stockholders was held for the purpose of voting on the following matters, the results of which were as follows:

	For	Withheld	Abstain
Proposal 1: To change the investment objective of the Portfolio.	9,082,327	1,201,622	474,985
Proposal 2: To reclassify the Portfolio's investment objective as a non-fundamental policy of the Portfolio.	8,898,029	1,343,804	517,100

K. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Tactical Asset Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Tactical Asset Allocation Portfolio (formerly International Magnum Portfolio) (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2010.

The Portfolio intends to pass through foreign tax credits of approximately $180,000, and has derived net income from sources within foreign countries amounting to approximately $2,057,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003), and since August 1994 for certain predecessor Funds; CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
IU11-00229P-Y12/10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Mid Cap Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Examples (unaudited)

Mid Cap Growth Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$1,307.40	$1,019.91	$6.11	$5.35	1.05%
Mid Cap Growth Portfolio Class II	1,000.00	1,306.90	1,019.41	6.69	5.85	1.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio invests primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies including emerging market securities.

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 32.31%, net of fees, for Class I shares and 32.27%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against its benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 26.38%.

Factors Affecting Performance

•  The stock market finished 2010 higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe's fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  Stock selection in technology had by far the largest positive effect on relative performance. Within the sector, the computer services software and systems industry was the most additive. Both stock selection and an overweight in consumer discretionary were advantageous to relative performance, led by the hotel/motel industry. The utilities sector also contributed positively, due to both stock selection and an underweight in the sector. Specifically, the telecommunications industry was a notable performer within the sector.

•  However, relative performance was hampered by stock selection and an underweight in the energy sector. Exposure to natural gas producers was the primary cause of the underperformance there. Both stock selection and an overweight in financial services dampened relative performance, with particularly weak results from the financial data and systems industry. Relative returns were also diminished by stock selection in producer durables, although an overweight in the sector was slightly beneficial. Within the sector, the commercial services industry was the most disadvantageous to performance.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	32.31%	8.28%	3.91%	5.81%
Russell Midcap® Growth Index	26.38	4.88	3.12	5.08
Portfolio – Class II(4)	32.27	8.18	—	13.99
Russell Midcap® Growth Index	26.38	4.88	—	10.44

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	64.8%
Computer Services Software & Systems	15.9
Diversified Retail	13.1
Commercial Services	6.2
Total Investments	100.0%

* Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (96.3%)
Advertising Agencies (1.0%)
Groupe Aeroplan, Inc. (Canada)	208,889	$2,872
Air Transport (2.1%)
Expeditors International of Washington, Inc.	116,800	6,377
Alternative Energy (3.8%)
Range Resources Corp.	97,995	4,408
Ultra Petroleum Corp. (Canada) (a)	142,550	6,810
		11,218
Asset Management & Custodian (2.5%)
Greenhill & Co., Inc.	51,366	4,195
T. Rowe Price Group, Inc.	51,482	3,323
		7,518
Biotechnology (4.3%)
IDEXX Laboratories, Inc. (a)	54,435	3,768
Illumina, Inc. (a)	140,675	8,910
		12,678
Cable Television Services (0.9%)
Discovery Communications, Inc., Class C (a)	70,941	2,603
Casinos & Gambling (3.1%)
Betfair Group PLC (United Kingdom) (a)	56,255	845
Wynn Resorts Ltd.	81,285	8,441
		9,286
Cement (1.3%)
Martin Marietta Materials, Inc.	42,517	3,922
Chemicals: Diversified (3.2%)
Intrepid Potash, Inc. (a)	148,825	5,549
Rockwood Holdings, Inc. (a)	98,433	3,851
		9,400
Commercial Services (6.2%)
Gartner, Inc. (a)	123,096	4,087
Intertek Group PLC (United Kingdom)	205,363	5,683
Leucadia National Corp.	161,815	4,722
New Oriental Education & Technology Group, Inc. ADR (China) (a)	38,518	4,053
		18,545
Communications Technology (1.3%)
Millicom International Cellular S.A. (Guatemala)	41,633	3,980
Computer Services Software & Systems (15.9%)
Akamai Technologies, Inc. (a)	77,249	3,635
Alibaba.com Ltd. (China)	1,506,500	2,702
Autodesk, Inc. (a)	97,040	3,707
Citrix Systems, Inc. (a)	37,522	2,567
IHS, Inc., Class A (a)	55,760	4,482
Red Hat, Inc. (a)	112,981	5,158
Rovi Corp. (a)	52,958	3,284
Salesforce.com, Inc. (a)	57,651	7,610
Solera Holdings, Inc.	129,598	6,651
Teradata Corp. (a)	184,561	7,596
		47,392

	Shares	Value (000)
Consumer Lending (1.8%)
IntercontinentalExchange, Inc. (a)	34,717	$4,137
Moody's Corp.	43,911	1,165
		5,302
Cosmetics (1.5%)
Natura Cosmeticos SA (Brazil)	150,013	4,310
Diversified Materials & Processing (2.0%)
Schindler Holding AG (Switzerland)	49,230	5,823
Diversified Media (3.5%)
Factset Research Systems, Inc.	49,085	4,602
Naspers Ltd., Class N (South Africa)	99,959	5,887
		10,489
Diversified Retail (13.1%)
Chipotle Mexican Grill, Inc. (a)	22,785	4,846
Ctrip.com International Ltd. ADR (China) (a)	174,287	7,050
Dollar Tree, Inc. (a)	81,706	4,582
Fastenal Co.	68,089	4,079
NetFlix, Inc. (a)	41,072	7,216
Priceline.com, Inc. (a)	24,517	9,796
Sears Holdings Corp. (a)	20,791	1,533
		39,102
Financial Data & Systems (4.5%)
MSCI, Inc., Class A (a)	172,641	6,726
Verisk Analytics, Inc., Class A (a)	195,722	6,670
		13,396
Health Care Services (1.5%)
Stericycle, Inc. (a)	55,130	4,461
Home Building (1.7%)
Gafisa SA ADR (Brazil)	156,627	2,276
NVR, Inc. (a)	3,988	2,756
		5,032
Medical & Dental Instruments & Supplies (1.3%)
Techne Corp.	56,568	3,715
Medical Equipment (2.0%)
Intuitive Surgical, Inc. (a)	22,982	5,924
Metals & Minerals: Diversified (2.2%)
Lynas Corp. Ltd. (Australia) (a)	1,112,586	2,344
Molycorp, Inc. (a)	86,669	4,325
		6,669
Pharmaceuticals (4.5%)
Gen-Probe, Inc. (a)	82,856	4,835
Ironwood Pharmaceuticals, Inc. (a)(b)	96,207	996
Ironwood Pharmaceuticals, Inc. (a)	71,417	739
Mead Johnson Nutrition Co.	109,258	6,801
		13,371
Publishing (1.3%)
Morningstar, Inc.	73,798	3,917
Recreational Vehicles & Boats (2.6%)
Edenred (France) (a)	322,932	7,645

The accompanying notes are an integral part of the financial statements.
4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Scientific Instruments: Pollution Control (2.8%)
Covanta Holding Corp.	218,310	$3,753
Nalco Holding Co.	138,248	4,415
		8,168
Semiconductors & Components (1.7%)
ARM Holdings PLC ADR (United Kingdom)	133,825	2,777
First Solar, Inc. (a)	18,412	2,396
		5,173
Shipping (1.5%)
C.H. Robinson Worldwide, Inc.	56,300	4,515
Textiles Apparel & Shoes (1.2%)
Lululemon Athletica, Inc. (Canada) (a)	53,571	3,665
Total Common Stocks (Cost $225,214)		286,468
Convertible Preferred Stocks (1.2%)
Alternative Energy (0.5%)
Better Place, Inc. (a)(c)(d)	457,115	1,371
Computer Technology (0.7%)
Groupon, Inc. Series G (a)(c)(d)	69,494	2,195
Total Convertible Preferred Stocks (Cost $3,566)		3,566
Short-Term Investment (2.7%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $7,992)	7,992,114	7,992
Total Investments (100.2%) (Cost $236,772)		298,026
Liabilities in Excess of Other Assets (-0.2%)		(526)
Net Assets (100.0%)		$297,500

(a)  Non-income producing security.

(b)  Super voting rights at a ratio of 10:1.

(c)  Security has been deemed illiquid at December 31, 2010.

(d)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $3,566,000, representing 1.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$2,872	$—	$—	$2,872
Air Transport	6,377	—	—	6,377
Alternative Energy	11,218	—	—	11,218
Asset Management & Custodian	7,518	—	—	7,518
Biotechnology	12,678	—	—	12,678
Cable Television Services	2,603	—	—	2,603
Casinos & Gambling	9,286	—	—	9,286
Cement	3,922	—	—	3,922
Chemicals: Diversified	9,400	—	—	9,400
Commercial Services	18,545	—	—	18,545
Communications Technology	3,980	—	—	3,980
Computer Services Software & Systems	47,392	—	—	47,392
Consumer Lending	5,302	—	—	5,302
Cosmetics	4,310	—	—	4,310
Diversified Materials & Processing	5,823	—	—	5,823
Diversified Media	10,489	—	—	10,489
Diversified Retail	39,102	—	—	39,102
Financial Data & Systems	13,396	—	—	13,396
Health Care Services	4,461	—	—	4,461
Home Building	5,032	—	—	5,032
Medical & Dental Instruments & Supplies	3,715	—	—	3,715
Medical Equipment	5,924	—	—	5,924
Metals & Minerals: Diversified	6,669	—	—	6,669
Pharmaceuticals	13,371	—	—	13,371
Publishing	3,917	—	—	3,917
Recreational Vehicles & Boats	7,645	—	—	7,645
Scientific Instruments: Pollution Control	8,168	—	—	8,168
Semiconductors & Components	5,173	—	—	5,173
Shipping	4,515	—	—	4,515
Textiles Apparel & Shoes	3,665	—	—	3,665
Total Common Stocks	286,468	—	—	286,468
Convertible Preferred Stocks	—	—	3,566	3,566
Short-Term Investments
Investment Company	7,992	—	—	7,992
Total Assets	$294,460	$—	$3,566	$298,026

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 securities with a total value of approximately $8,385,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Balance as of 12/31/09	$2,117
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,121)
Net purchases (sales)	3,566
Transfers in for Level 3
Transfers out of Level 3	(996)
Balance as of 12/31/10	$3,566
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $228,780)	$290,034
Investment in Security of Affiliated Issuer, at Value (Cost $7,992)	7,992
Total Investments in Securities, at Value (Cost $236,772)	298,026
Foreign Currency, at Value (Cost $22)	22
Receivable for Portfolio Shares Sold	346
Dividends Receivable	92
Tax Reclaim Receivable	10
Receivable from Affiliate	1
Other Assets	3
Total Assets	298,500
Liabilities:
Payable for Investment Advisory Fees	504
Payable for Portfolio Shares Redeemed	350
Payable for Administration Fees	63
Distribution Fees — Class II Shares	19
Payable for Professional Fees	15
Payable for Custodian Fees	7
Payable for Directors' Fees and Expenses	3
Other Liabilities	39
Total Liabilities	1,000
NET ASSETS	$297,500
Net Assets Consist of:
Paid-in-Capital	$237,606
Undistributed Net Investment Income	68
Accumulated Net Realized Loss	(1,429)
Unrealized Appreciation (Depreciation) on:
Investments	61,254
Foreign Currency Translations	1
Net Assets	$297,500
CLASS I:
Net Assets	$70,122
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,785,331 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.12
CLASS II:
Net Assets	$227,378
Net Asset Value, Offering and Redemption Price Per Share Applicable to 18,925,768 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.01

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $78 Foreign Taxes Withheld)	$2,934
Dividends from Security of Affiliated Issuer	12
Total Investment Income	2,946
Expenses:
Investment Advisory Fees (Note B)	1,909
Distribution Fees — Class II Shares (Note D)	681
Administration Fees (Note C)	636
Shareholder Reporting Fees	60
Custodian Fees (Note F)	38
Professional Fees	37
Directors' Fees and Expenses	7
Transfer Agency Fees (Note E)	1
Other Expenses	23
Expenses Before Non Operating Expenses	3,392
Bank Overdraft Expense	1
Total Expenses	3,393
Distribution Fees — Class II Shares Waived (Note D)	(486)
Voluntary Waiver of Investment Advisory Fees (Note B)	(35)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Net Expenses	2,865
Net Investment Income	81
Realized Gain (Loss):
Investments Sold	15,112
Foreign Currency Transactions	(10)
Net Realized Gain	15,102
Change in Unrealized Appreciation (Depreciation):
Investments	57,613
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	57,614
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	72,716
Net Increase in Net Assets Resulting from Operations	$72,797

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$81	$(346)
Net Realized Gain (Loss)	15,102	(1,209)
Net Change in Unrealized Appreciation (Depreciation)	57,614	90,291
Net Increase in Net Assets Resulting from Operations	72,797	88,736
Capital Share Transactions:(1)
Class I:
Subscribed	18,911	21,808
Redeemed	(21,560)	(40,415)
Class II:
Subscribed	26,382	37,589
Redeemed	(37,636)	(25,633)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,903)	(6,651)
Total Increase in Net Assets	58,894	82,085
Net Assets:
Beginning of Period	238,606	156,521
End of Period (Including Undistributed Net Investment Income/Distributions in Excess of Net Investment Income of $68 and $(11))	$297,500	$238,606
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,854	3,106
Shares Redeemed	(2,137)	(5,445)
Net Decrease in Class I Shares Outstanding	(283)	(2,339)
Class II:
Shares Subscribed	2,561	5,131
Shares Redeemed	(3,783)	(3,626)
Net Increase (Decrease) in Class II Shares Outstanding	(1,222)	1,505

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$9.16		$5.81		$14.58	$12.48		$12.18
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		(0.01)		(0.04)	0.04		0.01
Net Realized and Unrealized Gain (Loss)	2.95		3.36		(5.51)	2.74		1.07
Total from Investment Operations	2.96		3.35		(5.55)	2.78		1.08
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.10)	—		—
Net Realized Gain	—		—		(3.12)	(0.68)		(0.78)
Total Distributions	—		—		(3.22)	(0.68)		(0.78)
Net Asset Value, End of Period	$12.12		$9.16		$5.81	$14.58		$12.48
Total Return ++	32.31%		57.66%		(46.77)%	22.67%		9.28%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$70,122		$55,559		$48,874	$122,169		$120,414
Ratio of Expenses to Average Net Assets(1)	1.05	%+††	1.04	%+	1.05%+	1.06	%+	1.05%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05	%+††	N/A		N/A	1.05	%+	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.10	%+††	(0.12	)%+	(0.37)%+	0.27	%+	0.07%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	43%		41%		41%	78%		65%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06	%+††	1.06	%+	1.06%+	1.09	%+	1.06%
Net Investment Income (Loss) to Average Net Assets	0.09	%+††	(0.14	)%+	(0.38)%+	0.23	%+	0.06%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$9.09		$5.77		$14.50	$12.42		$12.14
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	(0.01)		(0.05)	0.04		0.00 ‡
Net Realized and Unrealized Gain (Loss)	2.92		3.33		(5.48)	2.72		1.06
Total from Investment Operations	2.92		3.32		(5.53)	2.76		1.06
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.08)	—		—
Net Realized Gain	—		—		(3.12)	(0.68)		(0.78)
Total Distributions	—		—		(3.20)	(0.68)		(0.78)
Net Asset Value, End of Period	$12.01		$9.09		$5.77	$14.50		$12.42
Total Return ++	32.27%		57.37%		(46.82)%	22.61%		9.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$227,378		$183,047		$107,647	$167,962		$182,020
Ratio of Expenses to Average Net Assets(1)	1.15	%+††	1.14	%+	1.15%+	1.16	%+	1.15%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.15	%+††	N/A		N/A	1.15	%+	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.00	%††§	(0.20	)%+	(0.47)%+	0.27	%+	(0.04)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	43%		41%		41%	78%		65%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.41	%+††	1.41	%+	1.41%+	1.44	%+	1.40%
Net Investment Loss to Average Net Assets	(0.26	)%+††	(0.47	)%+	(0.73)%+	(0.01	)%+	(0.29)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio invests primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies, including emerging market securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosure in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

4.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2010, this waiver amounted to approximately $35,000.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2010, this waiver amounted to approximately $486,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the years ended December 31, 2010 and December 31, 2009.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and gains on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(2)	$2	$—

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,009	$105

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$238,988	$68,868	$(9,830)	$59,038

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2010, the Portfolio deferred to January 3, 2011, for U.S. Federal income tax purposes, capital losses of approximately $256,000.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $12,558,000.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$9,385	$84,864	$86,257	$12	$7,992

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $105,516,000 and $116,903,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

During the year ended December 31, 2010, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer. Additionally, during the year ended December 31, 2010, the Portfolio incurred approximately $3,000 in brokerage commissions with Citigroup, Inc., an affiliated broker/dealer.

I. Other (unaudited): At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 79.0% and 81.8%, for Class I and Class II shares, respectively.

J. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Subsequent Event: The Directors have approved closing the Portfolio to new investors. Consequently, the Portfolio will suspend the offering of its shares to new investors at the close of business on March 31, 2011. The Fund may continue to offer shares of the Portfolio to existing shareholders.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

Annual Report – December 31, 2010

The Universal Institutional Funds, Inc.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
IU11-00246P-Y12/10

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

U.S. Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Examples (unaudited)

U.S. Real Estate Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Class Portfolio I	$1,000.00	$1,222.50	$1,019.51	$6.33	$5.75	1.13%
U.S. Real Estate Class Portfolio II	1,000.00	1,219.40	1,018.25	7.72	7.02	1.38

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 29.96%, net of fees, for Class I shares and 29.53%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against its benchmarks, the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 27.96%, and the Standard and Poor's 500® (S&P 500®) Index, which returned 15.06%.

Factors Affecting Performance

•  The REIT market gained 27.96% in the 12-month period ending December 31, 2010, as measured by the FTSE NAREIT Equity REITs Index, but is still down approximately 25% from peak levels. For most of the period, the sector continued the strong recovery that began in mid-March 2009. REITs posted significant gains through April. The gains appeared to be driven by an improved outlook for the economy and coincided with the strong rally in the broader equity and debt markets. Subsequently, the sector declined through June alongside the broader equity markets, which fell on investor concerns that the European sovereign debt crisis and policy-tightening measures in China may hinder continued global economic growth. The sector continued its recovery for the remainder of the period, as favorable movements in REIT share prices appeared to be most influenced by the rally in the equity market. Similar to the equity market, REITs posted gains in December despite a significant back-up in the yield on long-term Treasury bonds.

•  Among the major U.S. REIT sectors, the apartment sector significantly outperformed, the retail sector meaningfully outperformed, and the office sector significantly underperformed the Index. Apartment stocks benefited as the companies reported that multifamily operating fundamentals continued to strengthen even in the face of a slowing U.S. economy and sluggish job growth. Additionally, asset values in the apartment investment market continued to strengthen due to the improved operating and financing environment. The retail sector meaningfully outperformed the Index. Within the retail sector, both malls and shopping centers outperformed as operating results showed signs of improvement as tenant demand from retailers has improved from trough levels in mid-2009. The office sector significantly underperformed the Index. Within the office sector, the companies that focus on major central business district locations, particularly New York City, outperformed the owners of suburban office assets, who experienced continued weakness in tenant demand. Among the smaller sectors, the hotel REITs significantly outperformed, the storage REITs modestly outperformed, and the health care and industrial REITs significantly underperformed the Index.

•  The Portfolio outperformed the Index for the period. Bottom-up stock selection and top-down sector allocation both contributed to performance. Stock selection was especially strong in the hotel, office, apartment and diversified sectors; this was partially offset by the impact of stock selection in the shopping center and mall sectors. From a top-down perspective, the Portfolio benefited from the overweight to the hotel and apartment sectors and the underweight to the industrials sector. Cash held in the Portfolio detracted.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and an underweighting to companies concentrated in the ownership of industrial, suburban office and health care assets.

•  Based on an estimated 20% downward adjustment to asset values from peak levels, the REIT market ended the period at an approximate 20% premium. Views on valuations in the REIT sector remain mixed. Advocates point to a continued improvement in asset values, particularly among higher-quality assets with a secure income stream, as well as in credit markets, and the favorable benefits of REITs having unique access to capital at very attractive rates. In addition, while current valuations may be ahead of consensus NAVs, it is notable that they are very comparable to the prices being paid in limited recent transactions. However, the case for the attractiveness of REITs relative to investment grade bonds has been weakened due to the combination of declining capitalization rates and higher bond yields, plus an outlook for lackluster operating cash

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

U.S. Real Estate Portfolio

flow growth. The bears continue to be worried that share prices have run ahead of themselves due to a potential disappointment from a slower than expected recovery in asset values driven by a weaker than expected recovery in operating fundamentals (as a result of disappointing economic and job growth) and/or the overhang from the high degree of troubled mortgages that require significant equity capital.

Performance Compared to the FTSE NAREIT Equity REITs Index(1) and the S&P 500® Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class I(4)	29.96%	3.47%	10.99%	10.14%
FTSE NAREIT Equity REITs Index	27.96	3.04	10.77	9.00
S&P 500® Index	15.06	2.29	1.42	5.20
Portfolio – Class II(5)	29.53	3.26	—	12.59
FTSE NAREIT Equity REITs Index	27.96	3.04	—	11.44
S&P 500® Index	15.06	2.29	—	6.07

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs". The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Residential Apartments	17.2%
Regional Malls	15.6
Other*	14.3
Office	10.5
Lodging/Resorts	10.3
Health Care	10.3
Diversified	9.1
Shopping Centers	7.5
Industrial	5.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.4%)
Diversified (10.6%)
Coresite Realty Corp.	114,360	$1,560
Cousins Properties, Inc. REIT	683,902	5,704
Digital Realty Trust, Inc. REIT	104,014	5,361
Forest City Enterprises, Inc., Class A (a)	641,533	10,707
Lexington Realty Trust REIT	33,150	263
Vornado Realty Trust REIT	315,034	26,252
Winthrop Realty Trust REIT	116,860	1,495
		51,342
Health Care (10.2%)
Assisted Living Concepts, Inc., Class A (a)	148,155	4,819
Capital Senior Living Corp. (a)	112,668	755
HCP, Inc. REIT	571,888	21,040
Healthcare Realty Trust, Inc. REIT	360,279	7,627
LTC Properties, Inc. REIT	28,854	810
Nationwide Health Properties, Inc. REIT	66,565	2,422
Senior Housing Properties Trust REIT	373,525	8,195
Ventas, Inc. REIT	78,404	4,115
		49,783
Industrial (5.2%)
AMB Property Corp. REIT	424,640	13,465
Cabot Industrial Value Fund II, LP (a)(b)(c)(d)	11,760	4,116
DCT Industrial Trust, Inc. REIT	527,721	2,802
Keystone Industrial Fund, LP (a)(b)(c)(d)	6,300,000	4,977
		25,360
Lodging/Resorts (10.3%)
Host Hotels & Resorts, Inc. REIT	2,002,842	35,791
Starwood Hotels & Resorts Worldwide, Inc.	235,856	14,335
		50,126
Mortgage (1.4%)
Colony Financial, Inc. REIT	3,129	63
CreXus Investment Corp. REIT	103,470	1,355
Starwood Property Trust, Inc. REIT	258,561	5,554
		6,972
Office (10.5%)
BioMed Realty Trust, Inc. REIT	79,770	1,488
Boston Properties, Inc. REIT	272,297	23,445
BRCP REIT I L.P. (a)(b)(c)(d)	2,928,671	1,025
BRCP REIT II, L.P. REIT (a)(b)(c)(d)	6,775,325	3,252
Brookfield Properties Corp.	401,646	7,041
CommonWealth REIT	22,527	574
Douglas Emmett, Inc. REIT	115,300	1,914
Hudson Pacific Properties, Inc. REIT	156,290	2,352
Mack-Cali Realty Corp. REIT	302,261	9,993
Parkway Properties Inc. REIT	6,480	113
		51,197
Office/Industrial Mixed (1.7%)
Duke Realty Corp. REIT	135,012	1,682
Liberty Property Trust REIT	105,351	3,363
PS Business Parks, Inc. REIT	58,967	3,286
		8,331

	Shares	Value (000)
Regional Malls (15.5%)
General Growth Properties, Inc. REIT	774,400	$11,988
Macerich Co. (The) REIT	87,099	4,126
Simon Property Group, Inc. REIT	573,871	57,094
Taubman Centers, Inc. REIT	46,422	2,343
		75,551
Residential Apartments (17.1%)
American Campus Communities, Inc. REIT	29,800	947
Apartment Investment & Management Co., Class A REIT	23,636	611
AvalonBay Communities, Inc. REIT	166,025	18,686
BRE Properties, Inc. REIT	270	12
Camden Property Trust REIT	233,204	12,588
Equity Residential REIT	932,418	48,439
Post Properties, Inc. REIT	57,667	2,093
		83,376
Residential Manufactured Homes (1.8%)
Equity Lifestyle Properties, Inc. REIT	154,884	8,663
Self Storage (4.8%)
Public Storage REIT	208,936	21,190
Sovran Self Storage, Inc. REIT	56,762	2,090
		23,280
Shopping Centers (7.5%)
Acadia Realty Trust REIT	248,076	4,525
Equity One, Inc. REIT	10,005	182
Federal Realty Investment Trust REIT	86,874	6,770
Kite Realty Group Trust REIT	98,314	532
Regency Centers Corp. REIT	496,211	20,960
Retail Opportunity Investments Corp.	334,017	3,310
		36,279
Timber (0.8%)
Plum Creek Timber Co., Inc. REIT	76,466	2,864
Rayonier, Inc. REIT	20,725	1,088
		3,952
Total Common Stocks (Cost $350,908)		474,212
Short-Term Investment (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $11,263)	11,263,283	11,263
Total Investments (99.7%) (Cost $362,171)		485,475
Other Assets in Excess of Liabilities (0.3%)		1,541
Net Assets (100.0%)		$487,016

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $13,370,000, representing 2.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2010.

The accompanying notes are an integral part of the financial statements.
4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933, BRCP REIT I, LLC was acquired between 12/04 - 5/08 and has a current cost basis of $1,169,000. BRCP REIT II, LLC was acquired between 1/07 - 1/10 and has a current cost basis of $6,775,000. Cabot Industrial Value Fund II, LP was acquired between 3/07 - 5/09 and has a current cost basis of $5,880,000, Keystone Industrial Fund LP was acquired between 3/07 - 11/09 and has a current cost basis of $5,238,000. At December 31, 2010, these securities had an aggregate market value of $13,370,000 representing 2.7% of net assets.

REIT  Real Estate Investment Trust

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$51,342	$—	$—	$51,342
Health Care	49,783	—	—	49,783
Industrial	16,267	—	9,093	25,360
Lodging/Resorts	50,126	—	—	50,126
Mortgage	6,972	—	—	6,972
Office	46,920	—	4,277	51,197
Office/Industrial Mixed	8,331	—	—	8,331
Regional Malls	75,551	—	—	75,551
Residential Apartments	83,376	—	—	83,376
Residential Manufactured Homes	8,663	—	—	8,663
Self Storage	23,280	—	—	23,280
Shopping Centers	36,279	—	—	36,279
Timber	3,952	—	—	3,952
Total Common Stocks	460,842	—	13,370	474,212
Short-Term Investment —
Investment Company	11,263	—	—	11,263
Total	$472,105	$—	$13,370	$485,475

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$12,835
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,369)
Net purchases (sales)	1,904
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$13,370
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$(1,369)

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $350,908)	$474,212
Investment in Security of Affiliated Issuer, at Value (Cost $11,263)	11,263
Total Investments in Securities, at Value (Cost $362,171)	485,475
Foreign Currency, at Value (Cost $1)	1
Dividends Receivable	1,747
Receivable for Investments Sold	917
Receivable for Portfolio Shares Sold	538
Tax Reclaim Receivable	78
Receivable from Affiliate	1
Other Assets	27
Total Assets	488,784
Liabilities:
Payable for Investment Advisory Fees	954
Payable for Portfolio Shares Redeemed	421
Payable for Administration Fees	101
Bank Overdraft	58
Distribution Fees — Class II Shares	41
Payable for Professional Fees	21
Payable for Directors' Fees and Expenses	9
Payable for Custodian Fees	3
Other Liabilities	160
Total Liabilities	1,768
NET ASSETS	$487,016
Net Assets Consist of:
Paid-in-Capital	$628,643
Undistributed Net Investment Income	4,982
Accumulated Net Realized Loss	(269,918)
Unrealized Appreciation (Depreciation) on:
Investments	123,304
Foreign Currency Translations	5
Net Assets	$487,016
CLASS I:
Net Assets	$288,516
Net Asset Value, Offering and Redemption Price Per Share Applicable to 22,354,893 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.91
CLASS II:
Net Assets	$198,500
Net Asset Value, Offering and Redemption Price Per Share Applicable to 15,455,849 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.84

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $61 of Foreign Taxes Withheld)	$11,498
Dividends from Security of Affiliated Issuer	21
Total Investment Income	11,519
Expenses:
Investment Advisory Fees (Note B)	3,980
Administration Fees (Note C)	1,246
Distribution Fees — Class II Shares (Note D)	807
Shareholder Reporting Fees	204
Professional Fees	55
Custodian Fees (Note F)	25
Directors' Fees and Expenses	15
Transfer Agency Fees (Note E)	2
Other Expenses	25
Expenses Before Non Operating Expenses	6,359
Investment Related Expenses	69
Total Expenses	6,428
Distribution Fees — Class II Shares Waived (Note D)	(231)
Voluntary Waiver of Investment Advisory Fees (Note B)	(74)
Rebate from Morgan Stanley Affiliate (Note H)	(15)
Net Expenses	6,108
Net Investment Income	5,411
Realized Gain (Loss):
Investments Sold	7,890
Foreign Currency Transactions	(1)
Net Realized Gain	7,889
Change in Unrealized Appreciation (Depreciation):
Investments	111,044
Foreign Currency Translations	(2)
Net Change in Unrealized Appreciation (Depreciation)	111,042
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	118,931
Net Increase in Net Assets Resulting from Operations	$124,342

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$5,411	$10,628
Net Realized Gain (Loss)	7,889	(298,525)
Net Change in Unrealized Appreciation (Depreciation)	111,042	425,898
Net Increase in Net Assets Resulting from Operations	124,342	138,001
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(5,805)	(11,792)
Class II:
Net Investment Income	(5,527)	(7,226)
Total Distributions	(11,332)	(19,018)
Capital Share Transactions:(1)
Class I:
Subscribed	44,004	54,217
Distributions Reinvested	5,804	11,792
Redeemed	(70,648)	(272,805)
Class II:
Subscribed	37,640	88,779
Distributions Reinvested	5,527	7,226
Redeemed	(151,293	(123,392)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(128,966)	(234,183)
Total Decrease in Net Assets	(15,956)	(115,200)
Net Assets:
Beginning of Period	502,972	618,172
End of Period (Including Undistributed Net Investment Income of $4,982 and $9,457)	$487,016	$502,972
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,913	7,446
Shares Issued on Distributions Reinvested	512	1,716
Shares Redeemed	(6,200)	(33,448)
Net Decrease in Class I Shares Outstanding	(1,775)	(24,286)
Class II:
Shares Subscribed	3,419	12,401
Shares Issued on Distributions Reinvested	490	1,055
Shares Redeemed	(13,990)	(15,047)
Net Decrease in Class II Shares Outstanding	(10,081)	(1,591)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$10.15		$8.20		$22.05	$29.37	$23.09
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.17		0.31	0.32	0.36
Net Realized and Unrealized Gain (Loss)	2.87		2.04		(5.87)	(4.90)	8.02
Total from Investment Operations	3.01		2.21		(5.56)	(4.58)	8.38
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.26)		(0.69)	(0.31)	(0.30)
Net Realized Gain	—		—		(7.60)	(2.43)	(1.80)
Total Distributions	(0.25)		(0.26)		(8.29)	(2.74)	(2.10)
Net Asset Value, End of Period	$12.91		$10.15		$8.20	$22.05	$29.37
Total Return++	29.96%		28.36%		(37.89)%	(17.07)%	38.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$288,516		$244,866		$396,921	$761,902	$1,408,168
Ratio of Expenses to Average Net Assets(1)	1.11	%+††	1.13	%+	1.07%+	1.04%+	1.01%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.10	%+††	1.10	%+	1.05%+	1.02%+	1.01%
Ratio of Net Investment Income to Average Net Assets(1)	1.20	%+††	2.25	%+	2.01%+	1.14%+	1.40%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	22%		36%		35%	41%	25%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12	%+††	1.14	%+	N/A	N/A	N/A
Net Investment Income to Average Net Assets	1.19	%+††	2.24	%+	N/A	N/A	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$10.11		$8.16		$21.83	$29.11	$22.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.14		0.27	0.19	0.32
Net Realized and Unrealized Gain (Loss)	2.84		2.05		(5.79)	(4.78)	7.93
Total from Investment Operations	2.95		2.19		(5.52)	(4.59)	8.25
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.24)		(0.55)	(0.26)	(0.26)
Net Realized Gain	—		—		(7.60)	(2.43)	(1.80)
Total Distributions	(0.22)		(0.24)		(8.15)	(2.69)	(2.06)
Net Asset Value, End of Period	$12.84		$10.11		$8.16	$21.83	$29.11
Total Return++	29.53%		28.49%		(38.05)%	(17.57)%	37.67%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$198,500		$258,106		$221,251	$361,473	$1,155,718
Ratio of Expenses to Average Net Assets(1)	1.36	%+††	1.38	%+	1.32%+	1.28%+	1.26%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.35	%+††	1.35	%+	1.30%+	1.27%+	1.26%
Ratio of Net Investment Income to Average Net Assets(1)	0.95	%+††	1.83	%+	1.77%+	0.67%+	1.24%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	22%		36%		35%	41%	25%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.47	%+††	1.49	%+	1.42%+	1.37%+	1.36%
Net Investment Income to Average Net Assets	0.84	%+††	1.72	%+	1.67%+	0.57%+	1.14%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $3,360,000 for which it will receive 3,360,000 shares of common stock. As of December 31, 2010, BRCP REIT I, LLC has drawn down approximately $2,929,000, which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $7,700,000 for which it will receive 7,700,000 shares of common stock. As of December 31, 2010, BRCP REIT II, LLC has drawn down approximately $6,775,000 which represents 77.4% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 6,300,000 shares of common stock. As of December 31, 2010, Keystone Industrial Fund, LP has drawn down approximately $6,300,000, which represents 100% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 12,600 shares of common stock. As of December 31, 2010, Cabot Industrial Value Fund, LP has drawn down approximately $5,880,000 which represents 93.3% of the commitment.

All open derivative positions at period end, if any, are reflected on the Portfolio's Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

3.  Restricted Securities: The Portfolio may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period.

4.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (ASC 820), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Portfolio invests a significant portion of its assets in securities of REIT's. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee,

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10% for Class I shares and 1.35% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2010, this waiver amounted to approximately $74,000.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2010, this waiver amounted to approximately $231,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$11,332	$—	$19,018	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, return of capital for certain securities sold, in-kind redemptions and partnership basis adjustments resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
$1,446	$(1,265)	$(181)

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,797	$—

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$392,042	$101,880	$(8,447)	$93,433

At December 31, 2010, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $239,992,000, of which $12,635,000 will expire on December 31, 2016 and $227,357,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $596,000.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $15,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$17,282	$120,651	$126,670	$21	$11,263

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $106,277,000 and $234,668,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

During the year ended December 31, 2010, the Portfolio incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer. Additionally, during the year ended December 31, 2010, the Portfolio incurred approximately $1,000 in brokerage commissions with Citigroup, Inc., an affiliated broker/dealer.

I. Other: At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 23.9% and 79.4%, for Class I and Class II shares, respectively.

J. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2010.

For corporate shareholders, 4.4% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two, Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two, Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two, Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
IU11-00241I-Y12/10

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Small Company Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Example (unaudited)

Small Company Growth Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class II	$1,000.00	$1,356.10	$1,018.90	$7.42	$6.36	1.25%

*  Expenses are calculated using the Portfolio's annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 26.56%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 29.09%.

Factors Affecting Performance

•  The stock market finished 2010 higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe's fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  Stock selection in health care was the largest detractor, which was somewhat offset by relative gains from an underweight there. Within the sector, the pharmaceuticals industry was the primary cause for the underperformance. Stock selection in consumer discretionary was unfavorable as well, while an overweight helped relative performance. The specialty retail industry was the sector's weakest performer. Relative performance was hampered by stock selection and an underweight in the energy sector, where exposure to natural gas producers was especially disadvantageous.

•  However, both stock selection and an overweight in the materials and processing sector were advantageous to relative performance, particularly exposure to the diversified metals and minerals industry. Stock selection and an underweight in producer durables contributed positively, led by the back office support, human resources and consulting industry. Finally, stock selection in utilities was a source of relative gains, despite the negative impact of an overweight in the sector, as the miscellaneous utilities industry outperformed.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Small Company Growth Portfolio

Performance Compared to the Russell 2000® Growth Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Since Inception(4)
Portfolio — Class II(3)	26.56%	4.94%	11.65%
Russell 2000® Growth Index	29.09	5.30	10.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	78.3%
Computer Services Software & Systems	12.2
Commercial Services	9.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (92.0%)
Asset Management & Custodian (4.0%)
Capital Southwest Corp.	693	$72
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	14,198	202
Greenhill & Co., Inc.	11,599	947
		1,221
Casinos & Gambling (1.9%)
Lakes Entertainment, Inc. (a)	18,619	53
Universal Entertainment Corp. (Japan) (a)	17,400	509
		562
Cement (3.6%)
Eagle Materials, Inc.	20,412	577
Texas Industries, Inc.	11,071	507
		1,084
Chemicals: Diversified (3.8%)
Intrepid Potash, Inc. (a)	13,850	516
Rockwood Holdings, Inc. (a)	16,245	636
		1,152
Commercial Services (9.5%)
Advisory Board Co. (The) (a)	16,740	797
Corporate Executive Board Co. (The)	17,206	646
CoStar Group, Inc. (a)	14,378	828
Information Services Group, Inc. (a)	36,985	77
MercadoLibre, Inc. (Brazil) (a)	7,884	526
		2,874
Communications Technology (1.4%)
GSI Commerce, Inc. (a)	18,710	434
Computer Services Software & Systems (12.3%)
Acxiom Corp. (a)	24,509	420
Blackboard, Inc. (a)	6,240	258
comScore, Inc. (a)	8,024	179
Forrester Research, Inc.	17,171	606
MakeMyTrip Ltd. (India) (a)	4,389	119
NetSuite, Inc. (a)	12,456	311
OpenTable, Inc. (a)	7,573	534
Solera Holdings, Inc.	16,666	855
SuccessFactors, Inc. (a)	14,319	415
		3,697
Computer Technology (2.7%)
E-Commerce China Dangdang, Inc. ADR (China) (a)	11,188	303
Youku.com, Inc. ADR (China) (a)	14,496	507
		810
Consumer Electronics (0.8%)
Sohu.com, Inc. (China) (a)	3,800	241
Diversified Retail (4.1%)
Blue Nile, Inc. (a)	16,103	919
Citi Trends, Inc. (a)	12,893	316
		1,235
Electronic Components (1.4%)
Cogent Communications Group, Inc. (a)	29,621	419

	Shares	Value (000)
Entertainment (2.7%)
Vail Resorts, Inc. (a)	15,527	$808
Financial Data & Systems (3.3%)
MSCI, Inc., Class A (a)	25,499	993
Foods (0.7%)
Country Style Cooking Restaurant Chain Co. Ltd. ADR (China) (a)	9,230	212
Health Care Services (2.2%)
athenahealth, Inc. (a)	16,022	657
Health Care Facilities (0.2%)
LCA-Vision, Inc. (a)	12,432	72
Health Care Management Services (1.4%)
HMS Holdings Corp. (a)	6,734	436
Health Care: Miscellaneous (1.0%)
MedAssets, Inc. (a)	14,167	286
Home Building (2.4%)
Brookfield Incorporacoes SA (Brazil)	77,485	404
Gafisa SA ADR (Brazil)	22,614	328
		732
Hotel/Motel (0.7%)
Gaylord Entertainment Co. (a)	6,009	216
Insurance: Multi-Line (2.6%)
Greenlight Capital Re Ltd., Class A (Cayman Islands) (a)	23,348	626
Pico Holdings, Inc. (a)	4,691	149
		775
Medical & Dental Instruments & Supplies (3.1%)
Techne Corp.	14,066	924
Metals & Minerals: Diversified (4.8%)
Lynas Corp. Ltd. (Australia) (a)	691,938	1,458
Oil: Crude Producers (2.0%)
Brigham Exploration Co. (a)	22,621	616
Pharmaceuticals (3.2%)
Gen-Probe, Inc. (a)	10,220	596
Ironwood Pharmaceuticals, Inc. (a)(b)	36,808	381
		977
Printing and Copying Services (1.3%)
VistaPrint N.V. (a)	8,823	406
Publishing (1.5%)
Morningstar, Inc. (a)	8,710	462
Real Estate Investment Trusts (REIT) (0.2%)
Consolidated-Tomoka Land Co.	2,103	61
Restaurants (4.7%)
BJ's Restaurants, Inc. (a)	11,297	400
PF Chang's China Bistro, Inc.	20,865	1,011
		1,411
Scientific Instruments: Pollution Control (1.3%)
Covanta Holding Corp.	22,459	386
Semiconductors & Components (1.9%)
Tessera Technologies, Inc. (a)	25,397	563

The accompanying notes are an integral part of the financial statements.
4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Technology: Miscellaneous (0.9%)
iRobot Corp. (a)	10,539	$262
Utilities: Electrical (4.4%)
AET&D Holdings No 1 Ltd. (Australia) (c)	113,183	—
Brookfield Infrastructure Partners LP (Canada)	62,752	1,321
		1,321
Total Common Stocks (Cost $22,553)		27,763
Preferred Stocks (1.7%)
Health Care Services (0.4%)
Castlight Health, Inc. (a)(c)(d)	32,177	132
Medical Equipment (0.7%)
Pacific Biosciences of California, Inc. (a)(c)(d)	28,120	209
Technology: Miscellaneous (0.6%)
Ning, Inc. Series D (a)(c)(d)	30,861	180
Total Preferred Stocks (Cost $550)		521
Convertible Preferred Stocks (4.1%)
Alternative Energy (0.6%)
Better Place, Inc. (a)(c)(d)	62,616	188
Computer Services Software & Systems (3.1%)
Twitter, Inc. Series E (a)(c)(d)	10,483	480
Youku.com, Inc. (China) (a)(c)(d)	269,531	474
		954
Consumer Services: Miscellaneous (0.4%)
Xoom Corp. Series F (a)(c)(d)	56,405	113
Total Convertible Preferred Stocks (Cost $651)		1,255
Short-Term Investment (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $681)	681,069	681
Total Investments (100.1%) (Cost $24,435)		30,220
Liabilities in Excess of Other Assets (-0.1%)		(42)
Net Assets (100.0%)		$30,178

(a)  Non-income producing security.

(b)  Super voting rights at a ratio of 10:1.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $1,776,000, representing 5.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2010.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-2 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Asset Management & Custodian	$1,221	$—	$—		$1,221
Casinos & Gambling	562	—	—		562
Cement	1,084	—	—		1,084
Chemicals: Diversified	1,152	—	—		1,152
Commercial Services	2,874	—	—		2,874
Communications Technology	434	—	—		434
Computer Services Software & Systems	3,697	—	—		3,697
Computer Technology	810	—	—		810
Consumer Electronics	241	—	—		241
Diversified Retail	1,235	—	—		1,235
Electronic Components	419	—	—		419
Entertainment	808	—	—		808
Financial Data & Systems	993	—	—		993
Foods	212	—	—		212
Health Care Services	657	—	—		657
Health Care Facilities	72	—	—		72
Health Care Management Services	436	—	—		436
Health Care: Miscellaneous	286	—	—		286
Home Building	732	—	—		732
Hotel/Motel	216	—	—		216
Insurance: Multi-Line	775	—	—		775
Medical & Dental Instruments & Supplies	924	—	—		924
Metals & Minerals: Diversified	1,458	—	—		1,458
Oil: Crude Producers	616	—	—		616
Pharmaceuticals	977	—	—		977
Printing and Copying Services	406	—	—		406
Publishing	462	—	—		462
Real Estate Investment Trusts (REIT)	61	—	—		61
Restaurants	1,411	—	—		1,411
Scientific Instruments: Pollution Control	386	—	—		386
Semiconductors & Components	563	—	—		563
Technology: Miscellaneous	262	—	—		262
Utilities: Electrical	1,321	—	—	†	1,321
Total Common Stocks	27,763	—	—	†	27,763

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks	$—	$—	$521	$521
Convertible Preferred Stocks	—	—	1,255	1,255
Short-Term Investment
Investment Companies	681	—	—	681
Total Assets	$28,444	$—	$1,776	$30,220

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $2,371,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)
Balance as of 12/31/09	$810		$469	$168
Accrued discounts/premiums	—		—	—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	(429)		(80)	604
Net purchases (sales)	—	†	132	483
Transfers in for Level 3	—		—	—
Transfers out of Level 3	(381)		—	—
Balance as of 12/31/10	$—	†	$521	$1,255
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—		$(80)	$604

†  Includes a security that is valued at zero.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $23,754)	$29,539
Investment in Security of Affiliated Issuer, at Value (Cost $681)	681
Total Investments in Securities, at Value (Cost $24,435)	30,220
Foreign Currency, at Value (Cost $3)	3
Receivable for Investments Sold	26
Dividends Receivable	3
Receivable from Affiliate	—	@
Other Assets	—	@
Total Assets	30,252
Liabilities:
Payable for Investment Advisory Fees	27
Payable for Professional Fees	14
Payable for Portfolio Shares Redeemed	8
Payable for Custodian Fees	6
Payable for Administration Fees	6
Distribution Fees — Class II Shares	1
Payable for Directors' Fees and Expenses	—	@
Other Liabilities	12
Total Liabilities	74
Net Assets	$30,178
Net Assets Consist of:
Paid-in-Capital	$25,384
Undistributed Net Investment Income	46
Accumulated Net Realized Loss	(1,037)
Unrealized Appreciation (Depreciation) on:
Investments	5,785
Foreign Currency Translations	—	@
Net Assets	$30,178
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,788,764 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$16.87

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$309
Dividends from Security of Affiliated Issuer	1
Total Investment Income	310
Expenses:
Investment Advisory Fees (Note B)	265
Distribution Fees — Class II Shares (Note D)	101
Administration Fees (Note C)	72
Professional Fees	27
Custodian Fees (Note F)	25
Shareholder Reporting Fees	14
Pricing Fees	5
Directors' Fees and Expenses	1
Transfer Agency Fees (Note E)	— @
Other Expenses	11
Total Expenses	521
Distribution Fees — Class II Shares Waived (Note D)	(87)
Investment Advisory Fees Voluntary Waiver (Note B)	(74)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	359
Net Investment Loss	(49)
Realized Gain (Loss):
Investments Sold	(329)
Foreign Currency Transactions	(2)
Net Realized Loss	(331)
Change in Unrealized Appreciation (Depreciation):
Investments	7,154
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	7,154
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	6,823
Net Increase in Net Assets Resulting from Operations	$6,774

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(49)	$(140)
Net Realized Loss	(331)	(428)
Net Change in Unrealized Appreciation (Depreciation)	7,154	11,644
Net Increase in Net Assets Resulting from Operations	6,774	11,076
Capital Share Transactions:(1)
Class II:
Subscribed	884	1,918
Redeemed	(10,975)	(5,980)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,091)	(4,062)
Total Increase (Decrease) in Net Assets	(3,317)	7,014
Net Assets:
Beginning of Period	33,495	26,481
End of Period (Including Undistributed Net Investment Income and Accumulated Net Investment Loss of $46 and $(1))	$30,178	$33,495
(1) Capital Share Transactions:
Class II:
Shares Subscribed	66	177
Shares Redeemed	(790)	(576)
Net Decrease in Class II Shares Outstanding	(724)	(399)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Small Company Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$13.33		$9.09		$16.93	$17.94		$17.36
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)		(0.05)		(0.03)	(0.10)		(0.14)
Net Realized and Unrealized Gain (Loss)	3.56		4.29		(6.38)	0.70		2.07
Total from Investment Operations	3.54		4.24		(6.41)	0.60		1.93
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(1.43)	(1.61)		(1.35)
Net Asset Value, End of Period	$16.87		$13.33		$9.09	$16.93		$17.94
Total Return++	26.56%		46.64%		(40.43)%	2.96%		11.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,178		$33,495		$26,481	$51,171		$58,336
Ratio of Expenses to Average Net Assets(1)	1.25	%+	1.25	%+	1.25%+	1.25	%+	1.25%
Ratio of Net Investment Loss to Average Net Assets(1)	(0.17	)%+	(0.49	)%+	(0.23)%+	(0.56	)%+	(0.80)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	25%		30%		38%	52%		68%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.81	%+	1.70	%+	1.70%+	1.63	%+	1.73%
Net Investment Loss to Average Net Assets	(0.73	)%+	(0.94	)%+	(0.68)%+	(0.94	)%+	(1.28)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made required disclosures in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

3.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.25%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2010, this waiver amounted to approximately $74,000.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2010, this waiver amounted to approximately $87,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the years ended December 31, 2010 and December 31, 2009.

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, gains on certain equity securities designated as issued by passive foreign investment companies, and partnership basis adjustments resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$96	$(14)	$(82)

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,653	$—

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$26,275	$5,641	$(1,696)	$3,945

At December 31, 2010, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $804,000, of which $130,000 will expire on December 31, 2016, $215,000 will expire on December 31, 2017 and $459,000 will expire on December 31, 2018.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$231	$14,378	$13,928	$1	$681

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,862,000 and $16,850,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

During the year ended December 31, 2010, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., an affiliated broker/dealer.

I. Other (unaudited): At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 92.3% for Class II shares.

J. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two, Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two, Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two, Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFSCGANN
IU11-00242P-Y12/10

20

(This page has been left blank intentionally.)

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Capital Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Expense Examples (unaudited)

Capital Growth Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Capital Growth Portfolio Class I	$1,000.00	$1,306.00	$1,020.92	$4.94	$4.33	0.85%
Capital Growth Portfolio Class II	1,000.00	1,304.50	1,019.66	6.39	5.60	1.10

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (unaudited)

Capital Growth Portfolio

The Capital Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 22.86%, net of fees, for Class I shares and 22.61%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 16.71%.

Factors Affecting Performance

•  The stock market finished 2010 higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe's fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  Stock selection and an underweight in technology had the largest positive effect on relative performance. Exposure to the computer technology industry drove gains. Both stock selection and an overweight in consumer discretionary were advantageous to relative performance, with outperformance from the casinos and gambling industry. The health care sector was another source of relative strength, due to stock selection and an underweight in the sector. The medical equipment industry was the sector's leading contributor.

•  Conversely, stock selection and an underweight in the materials and processing sector offset relative gains elsewhere. Within the sector, the fertilizer industry was the most detrimental to returns. Stock selection and an underweight in the energy sector also dampened relative performance, primarily due to exposure to natural gas producers. Finally, an overweight in financial services was disadvantageous, although the negative impact was somewhat mitigated by good stock selection in the sector. The sector's chief detractor was the financial data and systems industry.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Overview (cont'd)

Capital Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	22.86%	5.58%	2.27%	6.59%
Russell 1000® Growth Index	16.71	3.75	0.02	4.66
Portfolio – Class II(4)	22.61	5.31	—	8.57
Russell 1000® Growth Index	16.71	3.75	—	6.51

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	52.1%
Computer Services Software & Systems	18.4
Diversified Retail	10.7
Computer Technology	7.4
Commercial Services	5.9
Casinos & Gambling	5.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments

Capital Growth Portfolio

	Shares	Value (000)
Common Stocks (94.8%)
Air Transport (2.2%)
Expeditors International of Washington, Inc.	38,553	$2,105
Alternative Energy (3.9%)
Range Resources Corp.	19,468	876
Ultra Petroleum Corp. (a)	57,465	2,745
		3,621
Beverage: Brewers & Distillers (1.8%)
Anheuser-Busch InBev ADR	28,892	1,649
Biotechnology (2.9%)
Illumina, Inc. (a)	42,947	2,720
Casinos & Gambling (5.5%)
Las Vegas Sands Corp. (a)	81,387	3,740
Wynn Resorts Ltd.	13,900	1,443
		5,183
Cement (1.0%)
Martin Marietta Materials, Inc.	10,480	967
Chemicals: Diversified (2.9%)
Monsanto Co.	38,730	2,697
Commercial Finance & Mortgage Companies (2.5%)
BM&F Bovespa SA (Brazil)	296,934	2,349
Commercial Services (6.0%)
eBay, Inc. (a)	85,576	2,382
Leucadia National Corp.	65,440	1,909
SGS SA (Registered) (Switzerland)	777	1,304
		5,595
Communications Technology (0.9%)
Cisco Systems, Inc. (a)	42,821	866
Computer Services Software & Systems (18.4%)
Baidu, Inc. ADR (China) (a)	32,341	3,122
Facebook, Inc., Class B (a)(b)(c)	86,712	1,726
Google, Inc., Class A (a)	8,881	5,275
Salesforce.com, Inc. (a)	18,855	2,489
Tencent Holdings Ltd. (China)	54,400	1,182
Teradata Corp. (a)	63,282	2,605
VMware, Inc., Class A (a)	10,081	896
		17,295
Computer Technology (7.4%)
Apple, Inc. (a)	21,549	6,951
Consumer Lending (1.6%)
CME Group, Inc.	4,670	1,503
Diversified Media (2.0%)
Naspers Ltd., Class N (South Africa)	32,518	1,915
Diversified Retail (10.7%)
Amazon.com, Inc. (a)	39,968	7,194
Costco Wholesale Corp.	19,905	1,438
NetFlix, Inc. (a)	7,889	1,386
		10,018
Medical Equipment (2.0%)
Intuitive Surgical, Inc. (a)	7,320	1,887

	Shares	Value (000)
Pharmaceuticals (4.0%)
Allergan, Inc.	18,106	$1,243
Mead Johnson Nutrition Co.	40,196	2,502
		3,745
Real Estate Investment Trusts (REIT) (4.1%)
Brookfield Asset Management, Inc., Class A (Canada)	115,498	3,845
Recreational Vehicles & Boats (2.7%)
Edenred (France) (a)	106,872	2,530
Restaurants (3.5%)
Starbucks Corp.	59,382	1,908
Yum! Brands, Inc.	27,510	1,349
		3,257
Securities Brokerage & Services (1.6%)
Charles Schwab Corp. (The)	89,706	1,535
Semiconductors & Components (0.8%)
First Solar, Inc. (a)	6,004	781
Shipping (1.5%)
C.H. Robinson Worldwide, Inc.	17,159	1,376
Tobacco (1.9%)
Philip Morris International, Inc.	31,042	1,817
Wholesale & International Trade (3.0%)
Li & Fung Ltd. (Hong Kong)	480,000	2,785
Total Common Stocks (Cost $63,917)		88,992
Convertible Preferred Stock (0.6%)
Alternative Energy (0.6%)
Better Place, Inc. (a)(b)(c) (Cost $521)	173,780	521
Short-Term Investment (4.9%)
Investment Company (4.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $4,575)	4,575,445	4,575
Total Investments (100.3%) (Cost $69,013)		94,088
Liabilities in Excess of Other Assets (-0.3%)		(241)
Net Assets (100.0%)		$93,847

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $2,247,000, representing 2.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Portfolio of Investments (cont'd)

Capital Growth Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$2,105	$—	$—	$2,105
Alternative Energy	3,621	—	—	3,621
Beverage: Brewers & Distillers	1,649	—	—	1,649
Biotechnology	2,720	—	—	2,720
Casinos & Gambling	5,183	—	—	5,183
Cement	967	—	—	967
Chemicals: Diversified	2,697	—	—	2,697
Commercial Finance & Mortgage Companies	2,349	—	—	2,349
Commercial Services	5,595	—	—	5,595
Communications Technology	866	—	—	866
Computer Services Software & Systems	15,569	—	1,726	17,295
Computer Technology	6,951	—	—	6,951
Consumer Lending	1,503	—	—	1,503
Diversified Media	1,915	—	—	1,915
Diversified Retail	10,018	—	—	10,018
Medical Equipment	1,887	—	—	1,887
Pharmaceuticals	3,745	—	—	3,745
Real Estate Investment Trusts (REIT)	3,845	—	—	3,845
Recreational Vehicles & Boats	2,530	—	—	2,530
Restaurants	3,257	—	—	3,257
Securities Brokerage & Services	1,535	—	—	1,535
Semiconductors & Components	781	—	—	781
Shipping	1,376	—	—	1,376
Tobacco	1,817	—	—	1,817
Wholesale & International Trade	2,785	—	—	2,785
Total Common Stocks	87,266	—	1,726	88,992
Convertible Preferred Stock	—	—	521	521
Short-Term Investment
Investment Company	4,575	—	—	4,575
Total Assets	$91,841	$—	$2,247	$94,088

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $7,620,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stock (000)
Balance as of 12/31/09	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	249	—
Net purchases (sales)	1,477	521
Transfers in for Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$1,726	$521
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$249	$—

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Capital Growth Portfolio

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $64,438)	$89,513
Investment in Security of Affiliated Issuer, at Value (Cost $4,575)	4,575
Total Investments in Securities, at Value (Cost $69,013)	94,088
Dividends Receivable	36
Tax Reclaim Receivable	16
Receivable for Portfolio Shares Sold	11
Receivable from Affiliate	1
Other Assets	1
Total Assets	94,153
Liabilities:
Payable for Investment Advisory Fees	113
Payable for Portfolio Shares Redeemed	68
Bank Overdraft	44
Payable for Administration Fees	20
Payable for Professional Fees	16
Payable for Custodian Fees	6
Distribution Fees — Class II Shares	6
Payable for Directors' Fees and Expenses	3
Other Liabilities	30
Total Liabilities	306
NET ASSETS	$93,847
Net Assets Consist of:
Paid-in-Capital	$76,061
Undistributed Net Investment Income	65
Accumulated Net Realized Loss	(7,356)
Unrealized Appreciation (Depreciation) on:
Investments	25,075
Foreign Currency Translations	2
Net Assets	$93,847
CLASS I:
Net Assets	$65,186
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,148,574 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$20.70
CLASS II:
Net Assets	$28,661
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,405,751 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$20.39

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Capital Growth Portfolio

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $33 of Foreign Taxes Withheld)	$897
Dividends from Security of Affiliated Issuer	3
Total Investment Income	900
Expenses:
Investment Advisory Fees (Note B)	447
Administration Fees (Note C)	223
Distribution Fees — Class II Shares (Note D)	94
Professional Fees	33
Shareholder Reporting Fees	29
Custodian Fees (Note F)	25
Pricing Fees	5
Directors' Fees and Expenses	3
Transfer Agency Fees (Note E)	— @
Other Expenses	14
Expenses Before Non Operating Expenses	873
Bank Overdraft Expense	— @
Total Expenses	873
Distribution Fees — Class II Shares Waived (Note D)	(27)
Voluntary Waiver of Investment Advisory Fees (Note B)	(18)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Net Expenses	826
Net Investment Income	74
Realized Gain (Loss):
Investments Sold	3,132
Foreign Currency Transactions	(6)
Net Realized Gain	3,126
Change in Unrealized Appreciation (Depreciation):
Investments	14,895
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	14,897
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	18,023
Net Increase in Net Assets Resulting from Operations	$18,097

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Capital Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$74	$79
Net Realized Gain	3,126	16
Net Change in Unrealized Appreciation (Depreciation)	14,897	36,492
Net Increase in Net Assets Resulting from Operations	18,097	36,587
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(78)	—
Total Distributions	(78)	—
Capital Share Transactions:(1)
Class I:
Subscribed	1,619	1,862
Distributions Reinvested	78	—
Redeemed	(13,815)	(13,153)
Class II:
Subscribed	9,132	12,331
Redeemed	(13,704)	(5,444)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(16,690)	(4,404)
Total Increase in Net Assets	1,329	32,183
Net Assets:
Beginning of Period	92,518	60,335
End of Period (Including Undistributed Net Investment Income of $65 and $74)	$93,847	$92,518
(1) Capital Share Transactions:
Class I:
Shares Subscribed	88	145
Shares Issued on Distributions Reinvested	5	—
Shares Redeemed	(767)	(1,027)
Net Decrease in Class I Shares Outstanding	(674)	(882)
Class II:
Shares Subscribed	512	865
Shares Redeemed	(791)	(413)
Net Increase (Decrease) in Class II Shares Outstanding	(279)	452

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Capital Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$16.87		$10.19		$20.09		$16.48		$15.83
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03		0.02		0.01		0.05		(0.03)
Net Realized and Unrealized Gain (Loss)	3.82		6.66		(9.88)		3.56		0.68
Total from Investment Operations	3.85		6.68		(9.87)		3.61		0.65
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		(0.03)		—		—
Net Asset Value, End of Period	$20.70		$16.87		$10.19		$20.09		$16.48
Total Return ++	22.86%		65.55	%**	(49.19)%		21.91%		4.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$65,186		$64,501		$47,933		$126,476		$124,941
Ratio of Expenses to Average Net Assets(1)	0.85	%+††	0.85	%+	0.85	%+	0.82	%+	0.84%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.85	%+††	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.16	%+††	0.16	%+	0.03	%+	0.30	%+	(0.21)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	35%		19%		42%		55%		63%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.87	%+††	0.90	%+	0.85	%+	N/A		N/A
Net Investment Income to Average Net Assets	0.14	%+††	0.11	%+	0.03	%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

**  Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 65.36%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Financial Highlights

Capital Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$16.63		$10.07		$19.88		$16.34		$15.74
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)		(0.01)		(0.03)		0.01		(0.07)
Net Realized and Unrealized Gain (Loss)	3.78		6.57		(9.78)		3.53		0.67
Total from Investment Operations	3.76		6.56		(9.81)		3.54		0.60
Net Asset Value, End of Period	$20.39		$16.63		$10.07		$19.88		$16.34
Total Return ++	22.61%		65.14	%**	(49.35)%		21.66%		3.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$28,661		$28,017		$12,402		$26,641		$24,626
Ratio of Expenses to Average Net Assets(1)	1.10	%+††	1.10	%+	1.10	%+	1.07	%+	1.09%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.10	%+††	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.09	)%+††	(0.07	)%+	(0.20	)%+	0.05	%+	(0.45)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	35%		19%		42%		55%		63%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.22	%+††	1.25	%+	1.20	%+	1.17	%+	1.19%
Net Investment Loss to Average Net Assets	(0.21	)%+††	(0.22	)%+	(0.30	)%+	(0.05	)%+	(0.55)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

**  Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II would have been approximately 64.95%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Capital Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made required disclosures in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

4.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85% for Class I shares and 1.10% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2010, this waiver amounted to approximately $18,000.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2010, this waiver amounted to approximately $27,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$78	$—	$—	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and expiring capital losses resulted in the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(5)	$6,414	$(6,409)

At December 31, 2010, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$66	$—

At December 31, 2010, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$69,448	$28,253	$(3,613)	$24,640

At December 31, 2010, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $6,920,000, of which, $6,918,000 will expire on December 31, 2011 and $2,000 will expire on December 31, 2017.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $2,785,000.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$2,313	$30,849	$28,587	$3	$4,575

For the year ended December 31, 2010, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $30,320,000 and $49,148,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

During the year ended December 31, 2010, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co. Incorporated and Citigroup, Inc., both affiliated brokers/dealers.

I. Other (unaudited): At December 31, 2010, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 83.0% and 82.0%, for Class I and Class II shares, respectively.

J. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Capital Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2010.

For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2010

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1-800-869-NEWS.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEGANN
IU11-00211P-Y12/10

21

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$215,000		N/A

Non-Audit Fees
Audit-Related Fees		$34,860	(2)	$199,783	(3)
Tax Fees			$(3)	$90,520	(4)
All Other Fees	$			$
Total Non-Audit Fees		$34,860		$290,303

Total		$249,860		$290,303

2009

	Registrant			Covered Entities(1)
Audit Fees		$332,900		N/A

Non-Audit Fees
Audit-Related Fees		$55,120	(2)	$109,924	(3)
Tax Fees	$			$208,088	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$55,120		$318,012

Total		$388,020		$318,012

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)     See table above.

(h)     The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.  Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Universal Institutional Fund Inc

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011